          As filed with the Securities and Exchange Commission on April 19, 2011

                                            1933 Act Registration No. 333-111137

                                             1940 Act Registration No. 811-08557

                                                              CIK No. 0001048607
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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 11

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 139

             Lincoln Life Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                                 Lincoln VULone
                               Lincoln VULone2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                                Nicole S. Jones
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2010 was filed March 18, 2011.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2011 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

                                   PROSPECTUS 1

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

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               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULONE, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Fixed Account Asset Charge....................        20
    Cost of Insurance Charge......................        20
    Administrative Fee............................        20
    Policy Loan Interest..........................        20
    Rider Charges.................................        21
    Case Exceptions...............................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        22
    Right-to-Examine Period.......................        22
    Initial Specified Amount......................        23
    Transfers.....................................        23
    Market Timing.................................        23
    Optional Sub-Account Allocation Programs......        25


Contents                                                 Page
--------------------------------------------------      -----
    Riders........................................        26
    Continuation of Coverage......................        28
    Termination of Coverage.......................        28
    State Regulation..............................        28
PREMIUMS..........................................        28
    Allocation of Net Premium Payments............        28
    Planned Premiums; Additional Premiums.........        29
    Policy Values.................................        29
DEATH BENEFITS....................................        30
    Death Benefit Options.........................        30
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        31
    Death Benefit Proceeds........................        32
POLICY SURRENDERS.................................        32
    Partial Surrender.............................        33
POLICY LOANS......................................        34
LAPSE AND REINSTATEMENT...........................        34
    No-Lapse Protection...........................        35
    Reinstatement of a Lapsed Policy..............        35
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        37
    Other Considerations..........................        37
    Fair Market Value of Your Policy..............        38
    Tax Status of Lincoln Life....................        38
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        39
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        40

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        8.0% of each premium payment.1
 imposed on premiums
 (Premium Load)

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Surrender Charge*2             Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $49.12 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $33.11 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $28.11 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.2
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten policy years from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.54 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.01 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.05 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the loan
                                                                 account.3



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


     2 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

     3 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Maximum and                                      The waiver of monthly deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.

                                                   There is an additional charge per $1,000 of term
                                                   specified amount. The monthly charge ranges
                                                   from a minimum of $0.01 per $1,000 of term
                                                   specified amount or increase in term specified
                                                   amount to a maximum of $0.54 per $1,000 of
                                                   term specified amount or increase in term
                                                   specified amount.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
                                                   $0.38 per $1,000 of net amount at risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is
                                                   $0.30 per $1,000 of net amount at risk.

                                                   For a male or female age 45, the maximum
                                                   additional monthly charge is $0.05 per $1,000 of
                                                   term specified amount.
 No-Lapse Enhancement           N/A                There is no charge for this rider.
 Rider

      Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                      Amount
          Charge                 is Deducted                     Deducted
 Accounting Value Rider         N/A                There is no charge for this rider.
 Change of Insured Rider        N/A                There is no charge for this rider.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 4         0.30%
 (12b-1) fees, and other expenses.




  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.


You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.


We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC


   o Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP Portfolio (Class A): Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


   o DWS Small Cap Index VIP Portfolio (Class A): Replicate Russell 2000 (Reg.
      TM) Index before deduction of expenses.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.



DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Enterprise Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)*


   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each Sub-Account and Fixed Account subject to the charge.

The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 8% from each premium payment in policy years 1-20 and 4% in policy years 21 and later. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $49.12 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10 in all years.

For the first ten policy years from policy issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $0.54 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the Loan Account value in all years.

Rider Charges

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.

Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance on the life of the insured. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, gender and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. In addition, there is a monthly charge per $1,000 of term specified amount or increase in term specified amount.




Case Exceptions


Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If dollar cost averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

Automatic rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing will terminate the No-Lapse Enhancement Rider attached to your policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance on the life of the insured. Upon the insured's death, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of the insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. There is a monthly expense charge per $1,000 of term specified amount or increase in term specified amount.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your policy lapses;

3) when your policy is fully surrendered;

4) the date you request to decrease the term insurance benefit amount to zero;
or

5) upon death of the insured.

If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.

No-Lapse Enhancement Rider.

We will automatically issue this rider with your policy. There is no charge for this rider. In certain states, the rider may be provided under a different name. This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

Under this rider, your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the policy. We calculate the rider no-lapse value in a fashion similar to the accumulation value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse administrative fees. We fix these unique no-lapse variables at issue for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for detailed information about the actual variables applicable to your policy.

On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your policy.

During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").

You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, changes in death benefit option, electing to cancel automatic rebalancing, and changes in asset allocation.

Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 100; or

2) surrender or termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

Depending on the state in which your policy was issued, if your policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.



Continuation of Coverage

If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.


The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4.5% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the specified amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of premium paid and the
              the owner after the date of the insured's death but before the death          investment performance of the
              of the insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our General Account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.

POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4.5% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This means that your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Enhancement Rider, and a policy that does not. This is true whether or not the No-Lapse Enhancement Rider is active and keeping the policy from lapsing.

Availability of the No-Lapse Enhancement Rider may vary in some states. Where available, there is no charge for this feature.



Reinstatement of a Lapsed Policy

If your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557

                               End of Prospectus

                                   SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                             Lincoln VULONE product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VULONE product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             7
    Estate Tax Repeal Rider......................             7
ADDITIONAL INFORMATION ABOUT
CHARGES..........................................             8
    Surrender Charges............................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.


If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $40,781,691 in 2010, $31,325,797 in 2009 and $31,220,701 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.




Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.

ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company follow.

                                   PROSPECTUS 2

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULONE2005, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Fixed Account Asset Charge....................        20
    Cost of Insurance Charge......................        20
    Administrative Fee............................        20
    Policy Loan Interest..........................        20
    Rider Charges.................................        20
    Case Exceptions...............................        21
YOUR INSURANCE POLICY.............................        21
    Application...................................        22
    Owner.........................................        22
    Right-to-Examine Period.......................        22
    Initial Specified Amount......................        23
    Transfers.....................................        23
    Market Timing.................................        23
    Optional Sub-Account Allocation Programs......        25


Contents                                                 Page
--------------------------------------------------      -----
    Riders........................................        26
    Continuation of Coverage......................        28
    Termination of Coverage.......................        28
    State Regulation..............................        29
PREMIUMS..........................................        29
    Allocation of Net Premium Payments............        29
    Planned Premiums; Additional Premiums.........        29
    Policy Values.................................        30
DEATH BENEFITS....................................        31
    Death Benefit Options.........................        31
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        31
    Death Benefit Proceeds........................        32
POLICY SURRENDERS.................................        33
    Partial Surrender.............................        33
POLICY LOANS......................................        34
LAPSE AND REINSTATEMENT...........................        34
    No-Lapse Protection...........................        35
    Reinstatement of a Lapsed Policy..............        35
TAX ISSUES........................................        36
    Taxation of Life Insurance Contracts in
      General.....................................        36
    Policies That Are MECs........................        37
    Policies That Are Not MECs....................        38
    Other Considerations..........................        38
    Fair Market Value of Your Policy..............        39
    Tax Status of Lincoln Life....................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        40
FINANCIAL STATEMENTS..............................        40
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        41

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        7.0% of each premium payment.1
 imposed on premiums
 (Premium Load)

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Surrender Charge*2             Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $60.00 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $32.97 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $27.97 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor. 1The maximum sales charge imposed on premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.
  2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.1
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten policy years from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $1.25 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.01 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.08 per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the loan
                                                                 account.2



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


     1 Guaranteed at an effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

     2 Annual interest rate of 5.5% in years 1-10 and 4.5% in years 11 and later.

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Maximum and                                      The waiver of monthly deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.

                                                   There is an additional charge per $1,000 of term
                                                   specified amount. The monthly charge ranges
                                                   from a minimum of $0.01 per $1,000 of term
                                                   specified amount or increase in term specified
                                                   amount to a maximum of $1.25 per $1,000 of
                                                   term specified amount or increase in term
                                                   specified amount.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
                                                   $0.38 per $1,000 of net amount at risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is
                                                   $0.30 per $1,000 of net amount at risk.

                                                   For a male or female age 45, the maximum
                                                   additional monthly charge is $0.08 per $1,000 of
                                                   term specified amount.
 No-Lapse Enhancement           N/A                There is no charge for this rider.
 Rider

                 Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                               Amount
           Charge                         is Deducted                              Deducted
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Change of Insured Rider          N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.33% 3         0.30%
 (12b-1) fees, and other expenses.




  3 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.72%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.


You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.


We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital .
     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.
     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation VI Fund (Class I): High total investment return.

Delaware VIP (Reg. TM)Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.


   o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP Portfolio (Class A): Capital appreciation. (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.

     (Subadvised by RREEF America L.L.C.)


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management
     & Research Company and FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.

     (Subadvised by FMR Co., Inc.)

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisors, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.

     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.

     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management Inc.)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Wilshire Aggressive Profile Fund)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)

   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

     This fund is available only to existing policy owners as of May 16, 2011. Consult your financial


   o Utilities Series (Initial Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each Sub-Account and Fixed Account subject to the charge.

The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $60.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in policy years 1-10 and 0.20% in policy years 11 and beyond.

Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in years 1-10 and 0.20% in years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat monthly deduction of $10 in all years.

For the first ten policy years from policy issue date or increase in specified amount, there is an additional charge that varies with the insured's age. A table of these expense charges is included in each policy. This charge will never exceed $1.25 per $1000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. We will credit 4.5% interest on the Loan Account value in all years.



Rider Charges

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.


Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance on the life of the insured. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, gender and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. In addition, there is a monthly charge per $1,000 of term specified amount or increase in term specified amount.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.



Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing

Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If dollar cost averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

Automatic rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing will terminate the No-Lapse Enhancement Rider attached to your policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance on the life of the insured. Upon the insured's death, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of the insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. There is a monthly expense charge per $1,000 of term specified amount or increase in term specified amount.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your policy lapses;

3) when your policy is fully surrendered;

4) the date you request to decrease the term insurance benefit amount to zero;
or

5) upon death of the insured.

If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.

No-Lapse Enhancement Rider:

We will automatically issue this rider with your policy. In certain states, the rider may be provided under a different name. There is no charge for this rider.This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

Under this rider, your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

The rider no-lapse value is a reference value only and is not used in determining the actual cash value or death benefit provided by the policy. We calculate the rider no-lapse value in a fashion similar to the accumulation value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse administrative fees. We fix these unique no-lapse variables at issue for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for detailed information about the actual variables applicable to your policy.

On each anniversary, it is possible for investment performance to increase the rider no-lapse value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your policy.

You will select a guaranteed minimum death benefit on the application for your policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the rider. It will be shown on the policy specifications page.

The initial guaranteed minimum death benefit must be at least 70% of the initial specified amount for the policy. If the policy specified amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the specified amount as of the same effective date. If the policy specified amount is later increased, the guaranteed minimum death benefit will not automatically increase.

You may choose to increase the guaranteed minimum death benefit subject to the conditions outlined in the No-Lapse Enhancement Rider in your policy. We will limit the amount of any increase so that the guaranteed minimum death benefit will not be more than the lesser of the current specified amount or the initial specified amount of the policy, shown in the policy specifications. Any increase in the guaranteed minimum death benefit will be effective on the next monthly anniversary day following our approval of the increase.

During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").

You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate.

Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, changes in death benefit option, electing to cancel automatic rebalancing, and changes in asset allocation.

Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 100; or

2) surrender or termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

Depending on the state in which your policy was issued, if your policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.

State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.


The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4.5% in all years.


The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the specified amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of premium paid and the
              the owner after the date of the insured's death but before the death          investment performance of the
              of the insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.

 Option change        Impact


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SecureLine (Reg. TM)account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg. TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our General Account.

There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4.5% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This means that your policy will not lapse as long as the rider no-lapse value, less any indebtedness, is greater than zero.

There is no difference in the calculation of policy values between a policy that has the rider and a policy that does not. This is true whether or not the rider is active and keeping the policy from lapsing.

There is no difference in the calculation of death benefit between a policy that has the rider and a policy that does not, as long as the rider is not actively keeping the policy from lapsing. The death benefit will be based on the specified amount of the policy.

If the rider is actively keeping the policy from lapsing, the death benefit is the guaranteed minimum death benefit less any indebtedness and partial surrenders, which may be less than the specified amount of the policy.

Availability of the No-Lapse Enhancement Rider may vary in some states. There is no charge for this feature.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
   Estate Tax Repeal Rider
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557

                               End of Prospectus

                              SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                           Lincoln VULONE2005 product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VULONE2005 product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             5
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             7
    Estate Tax Repeal Rider......................             7
ADDITIONAL INFORMATION ABOUT
CHARGES..........................................             8
    Surrender Charges............................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.


If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $40,781,691 in 2010, $31,325,797 in 2009 and $31,220,701 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.




Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.

ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company follow.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                               /s/ Ernst & Young LLP

                                               Philadelphia, Pennsylvania
                                               April 1, 2011

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                       AS OF DECEMBER 31,
                                                                                                       ---------------------
                                                                                                         2010       2009
                                                                                                       -------- ------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $63,512; 2009 -- $58,816)                      $ 66,289  $ 58,889
     Variable interest entities' fixed maturity securities (amortized cost: 2010 -- $570)                   584        --
     Equity securities (cost: 2010 -- $119; 2009 -- $141)                                                   140       155
  Trading securities                                                                                      2,459     2,366
  Mortgage loans on real estate                                                                           6,431     6,835
  Real estate                                                                                               168       128
  Policy loans                                                                                            2,832     2,864
  Derivative investments                                                                                  1,021       841
  Other investments                                                                                         978       975
                                                                                                       -------- ------------
        Total investments                                                                                80,902    73,053
Cash and invested cash                                                                                    1,904     2,553
Deferred acquisition costs and value of business acquired                                                 8,854     9,396
Premiums and fees receivable                                                                                334       302
Accrued investment income                                                                                   904       860
Reinsurance recoverables                                                                                  7,626     7,880
Reinsurance related embedded derivatives                                                                    112       277
Goodwill                                                                                                  3,017     3,011
Other assets                                                                                              3,729     3,375
Separate account assets                                                                                  84,630    73,500
                                                                                                       -------- ------------
        Total assets                                                                                   $192,012  $174,207
                                                                                                       ======== ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                               $ 14,872  $ 14,507
Other contract holder funds                                                                              66,721    63,177
Short-term debt                                                                                              10        21
Long-term debt                                                                                            2,429     1,925
Funds withheld reinsurance liabilities                                                                    3,385     3,137
Deferred gain on business sold through reinsurance                                                          405       516
Payables for collateral on investments                                                                    1,712     1,924
Variable interest entities' liabilities                                                                     132        --
Other liabilities                                                                                         3,118     2,099
Separate account liabilities                                                                             84,630    73,500
                                                                                                       -------- ------------
        Total liabilities                                                                               177,414   160,806
                                                                                                       -------- ------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                     10,585    10,588
Retained earnings                                                                                         3,137     2,915
Accumulated other comprehensive income (loss)                                                               876      (102)
                                                                                                       -------- ------------
        Total stockholder's equity                                                                       14,598    13,401
                                                                                                       -------- ------------
            Total liabilities and stockholder's equity                                                 $192,012  $174,207
                                                                                                       ======== ============
           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                            2010      2009      2008
                                                                                          --------- --------- ---------
REVENUES
Insurance premiums                                                                        $1,929    $1,878    $1,835
Insurance fees                                                                             3,070     2,841     2,990
Net investment income                                                                      4,362     4,006     3,975
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                                (231)     (643)     (682)
  Portion of loss recognized in other comprehensive income                                    83       262        --
                                                                                          --------- --------- ---------
     Net other-than-temporary impairment losses on securities recognized in earnings        (148)     (381)     (682)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (100)     (208)     (142)
                                                                                          --------- --------- ---------
        Total realized gain (loss)                                                          (248)     (589)     (824)
                                                                                          --------- --------- ---------
Amortization of deferred gain on business sold through reinsurance                            52        73        76
Other revenues and fees                                                                      360       299       271
                                                                                          --------- --------- ---------
     Total revenues                                                                        9,525     8,508     8,323
                                                                                          --------- --------- ---------
BENEFITS AND EXPENSES
Interest credited                                                                          2,435     2,406     2,438
Benefits                                                                                   2,570     2,450     2,654
Underwriting, acquisition, insurance and other expenses                                    2,999     2,579     2,960
Interest and debt expense                                                                     99        93        85
Impairment of intangibles                                                                     --       729        --
                                                                                          --------- --------- ---------
     Total benefits and expenses                                                           8,103     8,257     8,137
                                                                                          --------- --------- ---------
     Income (loss) before taxes                                                            1,422       251       186
     Federal income tax expense (benefit)                                                    347       163       (68)
                                                                                          --------- --------- ---------
        Net income (loss)                                                                 $1,075      $ 88     $ 254
                                                                                          ========= ========= =========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
                                                               2010       2009       2008
                                                            ---------- ---------- ----------
COMMON STOCK
Balance as of beginning-of-year                             $10,588    $ 9,132    $ 9,105
Capital contribution from Lincoln National Corporation           --      1,451         --
Stock compensation/issued for benefit plans                      (3)         5         27
                                                            ---------- ---------- ----------
     Balance as of end-of-year                               10,585     10,588      9,132
                                                            ---------- ---------- ----------
RETAINED EARNINGS
Balance as of beginning-of-year                               2,915      3,135      3,283
Cumulative effect from adoption of new accounting standards    (169)        97         --
Comprehensive income (loss)                                   1,872      2,692     (2,408)
Less other comprehensive income (loss), net of tax              797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Net income (loss)                                        1,075         88        254
Dividends declared                                             (684)      (405)      (402)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                3,137      2,915      3,135
                                                            ---------- ---------- ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (102)    (2,609)        53
Cumulative effect from adoption of new accounting standards     181        (97)        --
Other comprehensive income (loss), net of tax                   797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                  876       (102)    (2,609)
                                                            ---------- ---------- ----------
         Total stockholder's equity as of end-of-year       $14,598    $13,401    $ 9,658
                                                            ========== ========== ==========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                                   FOR THE YEARS ENDED
                                                                                                       DECEMBER 31,
                                                                                             -------------------------------
                                                                                                2010       2009       2008
                                                                                             ---------- ---------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $ 1,075       $ 88      $ 254
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                          (304)      (371)      (237)
  Trading securities purchases, sales and maturities, net                                         39        (20)       177
  Change in premiums and fees receivable                                                         (32)       143        (61)
  Change in accrued investment income                                                            (44)       (87)        19
  Change in future contract benefits and other contract holder funds                            (202)    (2,857)     4,098
  Change in reinsurance related assets and liabilities                                           888      2,790     (3,618)
  Change in federal income tax accruals                                                          692        178        (45)
  Realized (gain) loss                                                                           248        589        824
  Amortization of deferred gain on business sold through reinsurance                             (52)       (73)       (76)
  Impairment of intangibles                                                                       --        729         --
  Other                                                                                           63          1        (12)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) operating activities                                       2,371      1,110      1,323
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                   (12,816)   (13,075)    (5,776)
Sales of available-for-sale securities                                                         2,642      3,614      1,506
Maturities of available-for-sale securities                                                    4,429      3,209      3,732
Purchases of other investments                                                                (2,775)      (779)    (1,163)
Sales or maturities of other investments                                                       3,099      1,102        907
Increase (decrease) in payables for collateral on investments                                   (212)     1,044       (255)
Proceeds from sale of subsidiaries/businesses, net of cash disposed                               --          6         --
Proceeds from reinsurance recapture                                                               25         --         --
Other                                                                                            (74)       (51)      (117)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) investing activities                                      (5,682)    (4,930)    (1,166)
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                                504         --        250
Increase (decrease) in short-term debt                                                           (11)         3        (14)
Deposits of fixed account values, including the fixed portion of variable                     11,051     11,346      9,806
Withdrawals of fixed account values, including the fixed portion of variable                  (5,225)    (5,440)    (5,910)
Transfers to and from separate accounts, net                                                  (2,958)    (2,248)    (2,204)
Payment of funding agreements                                                                     --         --       (550)
Common stock issued for benefit plans and excess tax benefits                                    (15)        --          8
Capital contribution from parent company                                                          --      1,001         --
Dividends paid to stockholders                                                                  (684)      (405)      (402)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) financing activities                                       2,662      4,257        984
                                                                                             ---------- ---------- ----------
Net increase (decrease) in cash and invested cash, including discontinued operations            (649)       437      1,141
Cash and invested cash, including discontinued operations, as of beginning-of-year             2,553      2,116        975
                                                                                             ---------- ---------- ----------
     Cash and invested cash, including discontinued operations, as of end-of-year            $ 1,904    $ 2,553    $ 2,116
                                                                                             ========== ========== ==========


           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. See Note 4 below for additional details. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to obtain financing to either invest in assets that allow us to gain exposure to a broadly diversified pool of corporate issuers or to support our universal life ("UL") business with secondary guarantees. The factors used to determine whether or not we are the primary beneficiary and must consolidate a VIE in which we hold a variable interest changed effective January 1, 2010, upon the adoption of new accounting guidance. See "Consolidations Topic" in Note 2 for details. Beginning January 1, 2010, we continuously analyze the primary beneficiary of our VIEs, to determine whether we are the primary beneficiary, by applying a qualitative approach to identify the variable interest that has the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no mar- ket activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or sub-prime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the in-vestees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income. See Note 6 for details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income (Loss).

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change. See Note 6 for additional discussion of our derivative instruments, including details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income
(Loss).

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring UL insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus

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credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions - Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income
(Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50% . These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R)
Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Level 3 within the hierarchy levels described above in "Fair Value
Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES
Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). See Note 20 for additional information.

INTEREST AND DEBT EXPENSES
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC
In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. Primarily, the quantitative analysis previously required under the Consolidations Topic of the FASB ASC was eliminated and replaced with a qualitative approach for identifying the variable interest that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In addition, variable interest holders are required to perform an ongoing reassessment of the primary beneficiary of the VIE. Upon adoption of ASU 2009-17, an entity was required to reconsider prior consolidation assessments for VIEs in which the entity continues to hold a variable interest. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the primary beneficiary of the VIEs associated with our investments

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

in Credit-Linked Notes ("CLN"), and as such, we consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. The following summarizes the increases or (decreases) recorded effective January 1, 2010, to the categories (in millions) on our Consolidated Balance Sheets for this cumulative effect adjustment:

ASSETS
AFS securities, at fair value:
  Fixed maturity securities -- ABS CLNs         $(322)
  VIEs' fixed maturity securities                 565
                                                --------
     Total assets                               $ 243
                                                ========
LIABILITIES
VIEs' liabilities:
  Derivative instruments                        $ 225
  Federal income tax                              (91)
                                                --------
     Total VIEs' liabilities                      134
Other liabilities -- deferred income taxes         97
                                                --------
     Total liabilities                          $ 231
                                                ========
STOCKHOLDER'S EQUITY
Retained earnings                               $(169)
Accumulated OCI -- unrealized gain (loss) on
  AFS securities                                  181
                                                --------
  Total stockholder's equity                       12
                                                --------
     Total liabilities and stockholder's equity $ 243
                                                ========

In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note
1. See Note 4 for more detail regarding the consolidation of our VIEs.

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued ASU No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 amended the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 18 related to benefit plans and Note 22 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Consolidated Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                 UNREALIZED     UNREALIZED
                                    OTTI           LOSS
                                   ON AFS         ON AFS
                                 SECURITIES     SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $33          $152     $185
Change in DAC, VOBA,
  DSI, and DFEL                         (6)          (30)     (36)
Income tax                              (9)          (43)     (52)
                                ------------- ------------- --------
  Net cumulative effect
     adjustment                        $18          $ 79     $ 97
                                ============= ============= ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $121
CMOs                                    62
CDOs                                     2
                                      ----
  Total fixed maturity AFS securities $185
                                      ====

In addition, we include on the face of our Consolidated Statements of Income
(Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 5. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Consolidated Financial Statements beginning with the reporting period ending March 31, 2011.

TRANSFERS AND SERVICING TOPIC
In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which, among other things, eliminated the concept of a qualifying special-purpose entity ("SPE") and removed the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs were required to be re-evaluated for consolidation by the sponsor or transferor. We adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations. See "Consolidations Topic" above for additional information and Note 4 for further discussion of the accounting treatment of our VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our consolidated financial condition and results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and result of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")
We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $(148)
Other assets                                    (40)
                                              --------
  Total assets                                $(188)
                                              ========
LIABILITIES
Future contract benefits                      $ (72)
Deferred gain (loss) on business sold through
  reinsurance                                   (76)
Other liabilities                               (40)
                                              --------
  Total liabilities                           $(188)
                                              ========


REINSURANCE RECAPTURED FROM LNBAR
During the third quarter of 2010, we completed a reinsurance transaction whereby we recaptured a portion of business previously ceded to LNBAR. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Cash                                            $ 25
Deferred acquisition costs                       110
                                               --------
  Total assets                                 $ 135
                                               ========
LIABILITIES
Future contract benefits                       $ 387
Other contract holder funds                       22
Funds withheld reinsurance liabilities          (346)
Deferred gain (loss) on business sold through
  reinsurance                                     42
Other liabilities                                 10
                                               --------
  Total liabilities                            $ 115
                                               ========
REVENUES AND EXPENSES
Amortization of deferred gain on business sold
  through reinsurance:
  Write-off of unamortized deferred loss       $ (42)
  Gain on recapture                               17
Benefits                                          55
Federal income tax expense                       (10)
                                               --------
  Net income                                    $ 20
                                               ========

FUNDS WITHHELD AGREEMENT WITH LNBAR
We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FIRST PENN-PACIFIC LIFE INSURANCE COMPANY ("FPP")
We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION (CONTINUED)

summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $48
Other assets                                   15
                                              ---
  Total assets                                $63
                                              ===
LIABILITIES
Future contract benefits                      $15
Deferred gain (loss) on business sold through
  reinsurance                                  47
Other liabilities                               1
                                              ---
  Total liabilities                           $63
                                              ===

CAPITAL CONTRIBUTION OF LFM
On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                            CONTRIBUTION
                                                   VALUE
                                            ---------------
Cash and invested cash                             $ 1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                            ---------------
  Total capital contribution of LFM(1)            $280
                                            ===============

(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES
In 2006 and 2007, we issued two funding agreements and used the proceeds to invest in the Class 1 Notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 Notes, which are held by third parties, and, together with the Class 1 Notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. As of December 31, 2009, these VIEs were not consolidated because under the authoritative accounting guidance at that time, we were not the primary beneficiary of the VIEs because the Class 2 Notes absorbed the majority of the expected losses of the CLN structures. The carrying value of the CLNs as of December 31, 2009, was recognized as a fixed maturity security within AFS on our Consolidated Balance Sheets, and the funding agreements we issued were reported in other contract holder funds on our Consolidated Balance Sheets as of December 31, 2010 and 2009.

Effective January 1, 2010, we adopted the new accounting guidance noted above and evaluated the primary beneficiary of the CLN structures using qualitative factors. Based on our evaluation, we concluded that the ability to actively manage the reference portfolio underlying the credit default swaps is the most significant activity impacting the performance of the CLN structures, because the subordination and participation in credit losses may change. We concluded that we have the power to direct this activity. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We consolidated all of the assets and liabilities of the CLN structures through a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010, and recognized the results of operations of these VIEs on our consolidated financial statements beginning in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption. Asset and liability information (dollars in millions) for these

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. VARIABLE INTEREST ENTITIES (CONTINUED)

consolidated VIEs included on our Consolidated Balance Sheets as of December 31, 2010, was as follows:

                                NUMBER
                                  OF      NOTIONAL  CARRYING
                              INSTRUMENTS  AMOUNTS    VALUE
                              ----------- -------- -----------
ASSETS
Fixed maturity corporate
  asset-backed credit
  card loan securities(1)       N/A         $ --     $584
                              =========== ======== ===========
LIABILITIES
Derivative instruments not
  designated and not
  qualifying as hedging
  instruments:
  Credit default swaps(2)         2         $600     $215
  Contingent forwards(2)          2           --       (6)
                              ----------- -------- -----------
     Total derivative
        instruments not
        designated and not
        qualifying as hedging
        instruments               4          600      209
Federal income tax(2)           N/A           --      (77)
                              ----------- -------- -----------
        Total liabilities         4         $600     $132
                              =========== ======== ===========

(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2010
                                               ---------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Credit default swaps(1)                               $25
Contingent forwards(1)                                 (9)
                                               ---------------
  Total derivative instruments not designated
     and not qualifying as hedging instruments        $16
                                               ===============

(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2010:

                                           AMOUNT AND
                                        DATE OF ISSUANCE
                                 --------------------------
                                     $400          $200
                                   DECEMBER        APRIL
                                     2006          2007
                                 ------------- ------------
Original attachment point
  (subordination)                      5.50%        2.05%
Current attachment point
  (subordination)                      4.17%        1.48%
Maturity                         12/20/2016    3/20/2017
Current rating of tranche                B-          Ba2
Current rating of underlying
  collateral pool                    Aa1-B3       Aaa-B1
Number of defaults in underlying
  collateral pool                         2            2
Number of entities                      123           99
Number of countries                      19           22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment as of December 31, 2010.

As described more fully in Note 1, we regularly review our investment holdings for OTTIs. Based upon this review, we believe that the fixed maturity corporate asset-backed credit card loan securities were not other-than-temporarily impaired as of December 31, 2010.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2010:

                                    AAA      AA       A      BBB     BB      B      CCC     TOTAL
                                   ------- ------- ------- ------- ------- ------- ------- --------
INDUSTRY
Telecommunications                  --%      --%    6.4%    3.7%    1.1%     --%     --%     11.2%
Financial intermediaries           0.4%     4.0%    6.2%    0.5%     --%     --%     --%     11.1%
Oil and gas                         --%     1.0%    1.2%    4.1%     --%     --%     --%      6.3%
Utilities                           --%      --%    3.1%    1.4%     --%     --%     --%      4.5%
Chemicals and plastics              --%      --%    2.4%    1.2%    0.3%     --%     --%      3.9%
Drugs                              0.3%     2.2%    1.2%     --%     --%     --%     --%      3.7%
Retailers (except food and drug)    --%      --%    0.6%    1.8%    1.1%     --%     --%      3.5%
Industrial equipment                --%      --%    3.0%    0.3%     --%     --%     --%      3.3%
Sovereign                           --%     0.6%    1.6%    1.0%     --%     --%     --%      3.2%
Food products                       --%     0.3%    1.8%    1.1%     --%     --%     --%      3.2%
Conglomerates                       --%     2.7%    0.5%     --%     --%     --%     --%      3.2%
Forest products                     --%      --%     --%    1.6%    1.4%     --%     --%      3.0%
Other industry < 3% (28 industries) --%     2.0%   15.4%   17.3%    3.5%    1.4%    0.3%     39.9%
                                   ------- ------- ------- ------- ------- ------- ------- --------
  Total by industry                 0.7%   12.8%   43.4%   34.0%    7.4%    1.4%    0.3%    100.0%
                                   ======= ======= ======= ======= ======= ======= ======= ========

UNCONSOLIDATED VIES
Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principle.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our MBS, which include CMOs, MPTS and CMBS and our ABS CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination which reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our consolidated financial statements. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $47,920 $3,470  $ 597      $ 78 $50,715
U.S. Government bonds                            106     16     --        --     122
Foreign government bonds                         459     37      2        --     494
MBS:
  CMOs                                         5,423    309    107       140   5,485
  MPTS                                         2,801    100      5        --   2,896
  CMBS                                         2,047     89    165         6   1,965
ABS CDOs                                         173     21     13         8     173
State and municipal bonds                      3,150     26     91        --   3,085
Hybrid and redeemable preferred securities     1,433     55    134        --   1,354
VIEs' fixed maturity securities                  570     14     --        --     584
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          64,082  4,137  1,114       232  66,873
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                 2     --     --        --       2
Insurance securities                              32      4     --        --      36
Other financial services securities               18     14     --        --      32
Other securities                                  67      7      4        --      70
                                           --------- ------ ------ --------- -------
     Total equity securities                     119     25      4        --     140
                                           --------- ------ ------ --------- -------
         Total AFS securities                $64,201 $4,162 $1,118      $232 $67,013
                                           ========= ====== ====== ========= =======

                                                     AS OF DECEMBER 31, 2009
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,028 $2,195 $1,084      $ 63 $44,076
U.S. Government bonds                            136     12     --        --     148
Foreign government bonds                         473     25      9        --     489
MBS:
  CMOs                                         5,819    246    289       149   5,627
  MPTS                                         2,874     61     26        --   2,909
  CMBS                                         2,332     46    330        --   2,048
ABS:
  CDOs                                           189     10     33         9     157
  CLNs                                           600     --    278        --     322
State and municipal bonds                      1,983     14     54        --   1,943
Hybrid and redeemable preferred securities     1,382     33    245        --   1,170
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          58,816  2,642  2,348       221  58,889
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                25     --      1        --      24
Insurance securities                              44      2     --        --      46
Other financial services securities               22     12      6        --      28
Other securities                                  50      7     --        --      57
                                           --------- ------ ------ --------- -------
     Total equity securities                     141     21      7        --     155
                                           --------- ------ ------ --------- -------
         Total AFS securities                $58,957 $2,663 $2,355      $221 $59,044
                                           ========= ====== ====== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                    $ 2,236       $ 2,281
Due after one year through five years       11,815        12,631
Due after five years through ten years      19,298        20,601
Due after ten years                         20,289        20,841
                                         --------- -------------
  Subtotal                                  53,638        56,354
                                         --------- -------------
MBS                                         10,271        10,346
CDOs                                           173           173
                                         --------- -------------
     Total fixed maturity AFS securities   $64,082       $66,873
                                         ========= =============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                           ------------------------------------------------------------------------
                                                 LESS THAN OR EQUAL           GREATER THAN
                                                  TO TWELVE MONTHS            TWELVE MONTHS             TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $5,155       $289 $1,944             $386 $ 7,099      $ 675
Foreign government bonds                                   19         --      9                2      28          2
MBS:
  CMOs                                                    447        116    700              131   1,147        247
  MPTS                                                    181          5      2               --     183          5
  CMBS                                                     73          8    278              163     351        171
ABS CDOs                                                   --         --    146               21     146         21
State and municipal bonds                               1,849         81     26               10   1,875         91
Hybrid and redeemable preferred securities                199          9    547              125     746        134
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,923        508  3,652              838  11,575      1,346
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Other securities                                            3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,926       $512 $3,652             $838 $11,578     $1,350
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,196
                                                                                                         ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                         AS OF DECEMBER 31, 2009
                                           ------------------------------------------------------------------------
                                                  LESS THAN OR EQUAL            GREATER THAN
                                                   TO TWELVE MONTHS             TWELVE MONTHS           TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $4,163       $221 $5,638            $ 926 $ 9,801     $1,147
Foreign government bonds                                   30         --     46                9      76          9
MBS:
  CMOs                                                    382        151    870              287   1,252        438
  MPTS                                                  1,227         14     81               12   1,308         26
  CMBS                                                    152         13    619              317     771        330
ABS:
  CDOs                                                      9          6    127               36     136         42
  CLNs                                                     --         --    322              278     322        278
State and municipal bonds                               1,190         45     53                9   1,243         54
Hybrid and redeemable preferred securities                105          5    795              240     900        245
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,258        455  8,551            2,114  15,809      2,569
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Banking securities                                          1          1     --               --       1          1
Other financial services securities                         4          6     --               --       4          6
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                5          7     --               --       5          7
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,263       $462 $8,551           $2,114 $15,814     $2,576
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,696
                                                                                                         ==========

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                   AS OF DECEMBER 31, 2010
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 169   $ 73              $ 4              41
Six months or greater, but less than nine months        55     20               --              13
Nine months or greater, but less than twelve months     39     15                1              13
Twelve months or greater                               884    501              171             224
                                                    ------ ------ ---------------- ---------------
  Total                                             $1,147   $609             $176             291
                                                    ====== ====== ================ ===============

                                                                   AS OF DECEMBER 31, 2009
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 415  $ 125              $ 4              80
Six months or greater, but less than nine months       115     60               --              25
Nine months or greater, but less than twelve months    409    160               93              96
Twelve months or greater                             1,623  1,264              116             309
                                                    ------ ------ ---------------- ---------------
  Total                                             $2,562 $1,609             $213             510
                                                    ====== ====== ================ ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $1.2 billion in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                     ----------------------
                                       2010        2009
                                     ------- --------------
Balance as of beginning-of-year      $260           $ --
  Cumulative effect from adoption of
     new accounting standard           --             30
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not
        previously recognized          13            259
     Credit losses on securities for
        which an OTTI was previously
        recognized                     61             --
  Decreases attributable to:
     Securities sold                  (25)           (29)
                                     ------- --------------
        Balance as of end-of-year    $309           $260
                                     ======= ==============

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2010      2009
                                     ------ -----------
FIXED MATURITY SECURITIES
Corporate bonds                      $1,674      $1,641
U.S. Government bonds                   362         370
Foreign government bonds                 29          29
MBS:
  CMOs                                  124         124
  MPTS                                  123          60
  CMBS                                   67          81
ABS CDOs                                  5          --
State and municipal bonds                22          18
Hybrid and redeemable preferred
  securities                             51          41
                                     ------ -----------
     Total fixed maturity securities  2,457       2,364
EQUITY SECURITIES
Other securities                          2           2
                                     ------ -----------
     Total equity securities              2           2
                                     ------ -----------
        Total trading securities     $2,459      $2,366
                                     ====== ===========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2010, 2009 and 2008, was $86 million, $126 million and $172 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 31% and 29% of mortgage loans as of December 31, 2010 and 2009, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                      AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    --------- -----------
Current                             $6,419      $6,815
Valuation allowance associated with
  impaired mortgage loans on
  real estate                           (8)         (8)
Unamortized premium (discount)          20          28
                                    --------- -----------
  Total carrying value              $6,431      $6,835
                                    ========= ===========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                         2010       2009
                                       ------- -------------
Number of impaired mortgage loans
  on real estate                          6             2
                                       ======= =============
Principal balance of impaired mortgage
  loans on real estate                  $52           $22
Valuation allowance associated with
  impaired mortgage loans on
  real estate                            (8)           (8)
                                       ------- -------------
  Carrying value of impaired
     mortgage loans on real estate      $44           $14
                                       ======= =============

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ----------------------
                                2010     2009     2008
                                ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                    $29          $ 8  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                      3           --   --
Amount of interest income
  collected on impaired
  mortgage loans on real estate    3           --   --
                                ==== ============ ====

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                   DEBT-
                                                 SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                   $4,677  72.9%       1.61
65% to 74%                       1,429  22.3%       1.41
75% to 100%                        143   2.2%       0.86
Greater than 100%                  170   2.6%       1.15
                             --------- --------
  Total mortgage loans on
     real estate                $6,419 100.0%
                             ========= ========

ALTERNATIVE INVESTMENTS

As of December 31, 2010 and 2009, alternative investments included investments in approximately 95 and 99 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                           -----------------------------------
                             2010         2009          2008
                           --------- --------------- ---------
Fixed maturity AFS
  securities               $3,624          $3,373    $3,236
VIEs' fixed maturity AFS
  securities                   14              --        --
Equity AFS securities           5               7         8
Trading securities            148             148       154
Mortgage loans on
  real estate                 421             451       473
Real estate                    16              17        20
Standby real estate equity
  commitments                   1               1         3
Policy loans                  167             169       177
Invested cash                   5               8        45
Alternative investments        93             (54)      (34)
Consent fees                    8               5         5
Other investments              (7)              8        --
                           --------- --------------- ---------
  Investment income         4,495           4,133     4,087
Investment expense           (133)           (127)     (112)
                           --------- --------------- ---------
     Net investment income $4,362          $4,006    $3,975
                           ========= =============== =========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                ----------------------------------
                                  2010          2009       2008
                                -------- --------------- ---------
Fixed maturity AFS securities:
  Gross gains                   $ 100           $ 154      $ 49
  Gross losses                   (241)           (687)   (1,059)
Equity AFS securities:
  Gross gains                       9               5         1
  Gross losses                     (4)            (27)      (33)
Gain (loss) on other
  investments                      (4)           (100)       31
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other
  contract holder funds             8             157       244
                                -------- --------------- ---------
     Total realized gain (loss)
        related to certain
        investments             $(132)          $(498)   $ (767)
                                ======== =============== =========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                  ------------------------------------
                                    2010         2009          2008
                                  -------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (88)          $(209)      $(527)
  MBS:
     CMOs                           (61)           (237)       (289)
     CMBS                           (41)             --          (1)
  ABS CDOs                           (1)            (39)         (1)
  Hybrid and redeemable
     preferred securities            (5)            (67)        (50)
                                  -------- --------------- -----------
     Total fixed maturity
        securities                 (196)           (552)       (868)
                                  -------- --------------- -----------
Equity securities:
  Banking securities                 --             (10)         --
  Insurance securities               --              (8)         (1)
  Other financial services
     securities                      (3)             (3)        (24)
  Other securities                   --              (6)         (7)
                                  -------- --------------- -----------
     Total equity securities         (3)            (27)        (32)
                                  -------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (199)           (579)       (900)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                  51             198         218
                                  -------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(148)          $(381)      $(682)
                                  ======== =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI       $ 93           $ 339        $ --
Change in DAC, VOBA,
  DSI and DFEL                      (10)            (77)         --
                                  -------- --------------- -----------
  Net portion of OTTI
     recognized in OCI, pre-tax    $ 83           $ 262        $ --
                                  ======== =============== ===========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS
As of December 31, 2010 and 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                       AS OF DECEMBER 31,
                                                                         ------------------------------------------
                                                                                  2010                    2009
                                                                         -------------------- ---------------------
                                                                         CARRYING    FAIR    CARRYING         FAIR
                                                                            VALUE    VALUE    VALUE          VALUE
                                                                         --------    ------ -----------      ------
Collateral payable held for derivative investments(1)                     $ 853       $ 853       $ 634       $ 634
Securities pledged under securities lending agreements(2)                   199         192         501         479
Securities pledged under reverse repurchase agreements(3)                   280         294         344         359
Securities pledged for Term Asset-Backed Securities Loan Facility
  ("TALF")(4)                                                               280         318         345         386
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
  ("FHLBI")(5)                                                              100         115         100         111
                                                                         --------    ------ -----------      ------
  Total payables for collateral on investments                           $1,712      $1,772      $1,924      $1,969
                                                                         ========    ====== ===========      ======

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                ----------------------------------
                                   2010         2009       2008
                                --------- --------------- --------
Collateral payable held for
  derivative investments         $ 219           $ 651    $ (17)
Securities pledged under
  securities lending
  agreements                      (302)             74     (228)
Securities pledged under
  reverse repurchase
  agreements                       (64)           (126)     (10)
Securities pledged for TALF        (65)            345       --
Securities pledged for FHLBI        --             100       --
                                --------- --------------- --------
  Total increase (decrease) in
     payables for collateral on
     investments                $ (212)         $1,044    $(255)
                                ========= =============== ========

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $887 million, which included $292 million of LPs, $53 million of standby commitments to purchase real estate upon completion and leasing, $354 million of private placements and $188 million of mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion and $4.5 billion, or 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.8 billion and $2.9 billion, or 3% and 4% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $6.4 billion, or 8% of our invested assets portfolio, and our investment securities in the CMO industry with a fair value of $6.2 billion, or 8% of our invested assets portfolio. As of December 31, 2009, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion, or 9% of the invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate cap agreements, interest rate futures, forward-starting interest rate swaps, consumer price index swaps, interest rate cap corridors, treasury locks and reverse treasury locks. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), total return swaps, variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2010, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that were economic hedges, but were not designed to meet the requirements for hedge accounting treatment. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage
GIB feature. See "GLB Reserves Embedded Derivatives" below for further details.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. DERIVATIVE INSTRUMENTS (CONTINUED)

See Note 22 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (dollars in millions) were as follows:

                                                                               AS OF DECEMBER 31, 2010
                                                     ----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                         151    $ 926      $ 24            $ (71    --            $ --
  Forward-starting interest rate swaps(1)                    2      150         1               --    --              --
  Foreign currency swaps(1)                                 13      340        43              (13)   --              --
  Reverse treasury locks(1)                                  5    1,000        11               (5)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                    171    2,416      79              (89)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                              3      150        --               --    --              --
Interest rate futures(1)                                15,881    2,251        --               --    --              --
Equity futures(1)                                       13,375      907        --               --    --              --
Interest rate swap agreements(1)                            81    7,955        34             (511)   --              --
Credit default swaps(2)                                      9      145        --               --    --             (16)
Total return swaps(1)                                        8      800        --              (21)   --              --
Put options(1)                                             145    5,602     1,151               --    --              --
Call options (based on S&P 500)(1)                         544    4,083       301               --    --              --
Variance swaps(1)                                           50       30        46              (34)   --              --
Currency futures(1)                                      1,589      219        --               --    --              --
Consumer price index swaps(1)                              100       55        --               (2)   --              --
Interest rate cap corridors(1)                              73    8,050        52               --    --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --        --               --    --            (315)
  Indexed annuity contracts(3)                         132,260       --        --               --    --            (497)
  GLB reserves(3)                                      305,962       --        --               --   518            (926)
  Reinsurance related(4)                                    --       --       417               --    --            (305)
  AFS securities(1)                                          1       --        15               --    --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            470,087   30,247   2,016             (568)  518          (2,059)
                                                     ----------- --------  ------ ----------------- ---- ------------------
           Total derivative instruments                  470,258  $32,663  $2,095            $(657) $518         $(2,059)
                                                     =========== ========  ====== ================= ==== ==================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                          AS OF DECEMBER 31, 2009
                                                     -----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                          85    $ 620   $ 24            $ (45)     $ --            $ --
  Foreign currency swaps(1)                                 13      340     33              (19)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                     98      960     57            (64)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                             20    1,000     --               --        --              --
Interest rate futures(1)                                19,073    2,333     --               --        --              --
Equity futures(1)                                       21,149    1,147     --               --        --              --
Interest rate swap agreements(1)                            81    6,232     63             (349)       --              --
Foreign currency forwards(1)                                17    1,035     12              (91)       --              --
Credit default swaps(2)                                     14      220     --               --        --             (65)
Put options(1)                                             114    4,093    935               --        --              --
Call options (based on LNC stock)(1)                         1        9     --               --        --              --
Call options (based on S&P 500)(1)                         559    3,440    215               --        --              --
Variance swaps(1)                                           36       26     66              (22)       --              --
Currency futures(1)                                      3,664      505     --               --        --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --     --               --        --            (314)
  Indexed annuity contracts(3)                         108,119       --     --               --        --            (419)
  GLB reserves(3)                                      261,309       --     --               --       308            (984)
  Reinsurance related(4)                                    --       --    417               --        --            (140)
  AFS securities(1)                                          2       --     19               --        --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            414,164   20,040  1,727           (462)      308          (1,922)
                                                     ----------- -------- ------ ------------------- ---- ------------------
           Total derivative instruments                  414,262  $21,000 $1,784          $(526)     $308         $(1,922)
                                                     =========== ======== ====== =================== ==== ==================

(1) Reported in derivative investments on our Consolidated Balance Sheets.

(2) Reported in other liabilities on our Consolidated Balance Sheets.

(3) Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                           REMAINING LIFE AS OF DECEMBER 31, 2010
                                                 --------------------------------------------------------
                                                 LESS THAN 1 - 5   6 - 10 11 - 30      OVER 30
                                                  1 YEAR   YEARS   YEARS   YEARS        YEARS      TOTAL
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements                       $ 24   $ 84   $ 264    $ 540            $14   $ 926
  Forward-starting interest rate swaps                  --     --      50      100             --     150
  Foreign currency swaps                                --    124     135       81             --     340
  Reverse treasury locks                                --    850     150       --             --   1,000
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments designated and
        qualifying as hedging instruments               24  1,058     599      721             14   2,416
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                           150     --      --       --             --     150
Interest rate futures                                2,251     --      --       --             --   2,251
Equity futures                                         907     --      --       --             --     907
Interest rate swap agreements                          203  1,819   1,719    4,214             --   7,955
Credit default swaps                                    --     40     105       --             --     145
Total return swaps                                     650    150      --       --             --     800
Put options                                             --  1,589   4,013       --             --   5,602
Call options (based on S&P 500)                      3,311    772      --       --             --   4,083
Variance swaps                                          --      4      26       --             --      30
Currency futures                                       219     --      --       --             --     219
Consumer price index swaps                               4     15      15       19              2      55
Interest rate cap corridors                             --     --   8,050       --             --   8,050
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments not designated
        and not qualifying as hedging
        instruments                                  7,695  4,389  13,928    4,233              2  30,247
                                                 --------- ------ ------- -------- -------------- -------
           Total derivative instruments with
              notional amounts                      $7,719 $5,447 $14,527   $4,954            $16 $32,663
                                                 ========= ====== ======= ======== ============== =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                           ----------------------
                                             2010         2009
                                           ------- --------------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year            $(13)          $(15)
Other comprehensive income (loss):
  Unrealized holding gains (losses)
     arising during the year:
     Cash flow hedges:
        Interest rate swap agreements       (24)            33
        Forward-starting interest
           rate swaps                         1             --
        Foreign currency swaps               14            (21)
        Reverse treasury locks                5             --
     AFS securities embedded
        derivatives                           2             --
  Change in foreign exchange rate
     adjustment                               4            (31)
  Change in DAC, VOBA, DSI
     and DFEL                               (11)            11
  Income tax benefit (expense)                3              5
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate swap
              agreements(1)                   4              4
           Foreign currency swaps(1)          2             --
     Associated amortization of DAC,
        VOBA, DSI and DFEL                   (9)           (11)
     Income tax benefit (expense)             1              2
                                           ------- --------------
               Balance as of end-of-year   $(17)          $(13)
                                           ======= ==============

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

(2) The OCI offset is reported within interest and debt ex- pense on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                      -----------------------------------
                                         2010         2009        2008
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS
  DESIGNATED AND QUALIFYING
  AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap
     agreements(1)                      $ 4             $ 3       $ (3)
  Forward-starting interest
     rate swaps(1)                       (1)             --         --
  Foreign currency swaps(1)               2               1         (1)
                                      -------- --------------- ----------
        Total derivative
           instruments designated
           and qualifying as
           hedging instruments            5               4         (4)
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS NOT
  DESIGNATED AND NOT
  QUALIFYING AS HEDGING
  INSTRUMENTS
Interest rate cap agreements(2)          --              --         (1)
Interest rate futures(2)                183             (60)        --
Equity futures(2)                      (248)            (55)        --
Interest rate swap
  agreements(2)                          (8)           (150)        --
Foreign currency forwards(1)             43              23         --
Credit default swaps -- fees(1)           1               1          1
Credit default swaps --
  marked-to-market(3)                     7             (37)       (51)
Total return swaps(3)                  (133)             --         --
Put options(2)                         (217)           (136)        --
Call options (based on
  LNC stock)(2)                          --              --         (8)
Call options (based on
  S&P 500)(2)                           114              84       (214)
Variance swaps(2)                       (34)            (38)        --
Currency futures(2)                     (13)            (18)        --
Consumer price index swaps(2)            (1)             --         --
Interest rate cap corridors(1)            5              --         --
Embedded derivatives:
  Deferred compensation plans(3)        (33)            (50)        43
  Indexed annuity contracts(2)          (81)            (75)       196
  GLB reserves(2)                       268           2,228     (2,625)
  Reinsurance related(2)               (165)           (155)       226
  AFS securities(1)                      (4)              4         --
                                      -------- --------------- ----------
        Total derivative
           instruments not
           designated and not
           qualifying as hedging
           instruments                 (316)          1,566     (2,433)
                                      -------- --------------- ----------
              Total derivative
                 instruments          $(311)         $1,570    $(2,437)
                                      ======== =============== ==========

(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated State- ments of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The location in the Consolidated Statements of Income (Loss) where the gains (losses) are recorded for each of the derivative instruments discussed below is specified in the table above.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                   -------------------------
                                   2010      2009       2008
                                   ---- --------------- ----
Ineffective portion recognized
  in realized gain (loss)          $ --         $ (1)     $1
Gain (loss) recognized as a
  component of OCI with the offset
  to net investment income            6            4       2

As of December 31, 2010, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next twelve months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2010, 2009 and 2008, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge the interest rate risk of our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain AFS securities. The gains or losses resulting from the swap agreements are recorded in OCI. The gains or losses are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

REVERSE TREASURY LOCKS
We use reverse treasury locks to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The gains or losses resulting from the reverse treasury locks are recorded in OCI and are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING
INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. Our interest rate cap agreements provide an economic hedge of our annuity business.

INTEREST RATE FUTURES AND EQUITY FUTURES
We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FOREIGN CURRENCY FORWARDS
We used foreign currency forward contracts to hedge dividends received from LNC's former subsidiary, Lincoln UK. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

We sold credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                               AS OF DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                             CREDIT RATING                                  MAXIMUM
                   REASON FOR    NATURE OF   OF UNDERLYING    NUMBER OF                     POTENTIAL
  MATURITY          ENTERING     RECOURSE    OBLIGATION(1)  INSTRUMENTS    FAIR VALUE(2)     PAYOUT
---------------   ------------- ------------ --------------- ----------- ------------------ ---------
12/20/2012(3)           (5)          (6)              BBB+           4            $ --         $ 40
12/20/2016(4)           (5)          (6)              BBB            3             (12)          65
03/20/2017(4)           (5)          (6)              BBB-           2              (4)          40
                                                             ----------- ------------------ ---------
                                                                     9            $(16)        $145
                                                             =========== ================== =========
03/20/2010(3)           (7)          (6)              A-             1            $ --         $ 10
06/20/2010(3)           (7)          (6)              A              1              --           10
12/20/2012(3)           (5)          (6)              BBB+           4              --           40
12/20/2016(4)           (5)          (6)              B-             2             (19)          48
03/20/2017(4)           (5)          (6)              BB+            6             (46)         112
                                                             ----------- ------------------ ---------
                                                                    14            $(65)        $220
                                                             =========== ================== =========

(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counter-party of the consolidated VIEs as discussed in Note 1.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

(7) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Maximum potential payout            $145          $220
Less:
  Counterparty thresholds             10            30
                                    ---- -------------
     Maximum collateral potentially
        required to post            $135          $190
                                    ==== =============

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $6 million as of December 31, 2010, after considering the fair values of the associated investments counter-parties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY return on a portfolio of indexes and pay a floating rate of interest.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock.

CALL OPTIONS (BASED ON S&P 500)
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income (loss).

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

GLB RESERVES EMBEDDED DERIVATIVES
We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER([R]) and LINCOLN LIFETIME INCOME(SM)ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services
- Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reservexx based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $30.3 billion of account values that were attributable to variable annuities with a GWB feature and $11.4 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(305) million and $(140) million as of December 31, 2010 and 2009, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $417 million as of Decem-ber 31, 2010 and 2009.

AFS SECURITIES EMBEDDED DERIVATIVES
We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through net income
(loss).

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2010, the nonperformance risk adjustment was $10 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2010, the exposure was $175 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

             AS OF DECEMBER 31, 2010 AS OF DECEMBER 31, 2009
             ----------------------- --------------------------
             COLLATERAL   COLLATERAL COLLATERAL   COLLATERAL
              POSTED BY   POSTED BY  POSTED BY    POSTED BY
    S&P       COUNTER-       LNC      COUNTER-       LNC
   CREDIT      PARTY      (HELD BY     PARTY       (HELD BY
  RATING OF   (HELD BY     COUNTER-   (HELD BY     COUNTER-
COUNTERPARTY    LNC)       PARTY)       LNC)        PARTY)
------------ ---------- ------------ ---------- ---------------
   AAA              $ 1         $ --        $ 3         $ --
    AA               99           --        140           --
   AA-               65           --        272           --
    A+              548           43        171          (13)
     A              422          202        328         (240)
             ---------- ------------ ---------- ---------------
                 $1,135         $245       $914        $(253)
             ========== ============ ========== ===============

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                             ----------------------------------
                               2010        2009          2008
                             --------- --------------- --------
Current                      $ (179)          $ 172    $(292)
Deferred                        526              (9)     224
                             --------- --------------- --------
  Federal income tax expense
     (benefit)                $ 347           $ 163    $ (68)
                             ========= =============== ========

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                            -----------------------------
                             2010      2009        2008
                            -------- -------- -----------
Tax rate times pre-tax
  income                    $ 498     $ 88        $ 65
Effect of:
  Separate account dividend
     received deduction       (94)     (77)        (82)
  Tax credits                 (42)     (47)        (25)
  Goodwill                     --      238          --
  Prior year tax return
     adjustment               (13)     (60)        (34)
  Other items                  (2)      21           8
                            -------- -------- --- -------
     Federal income tax
        expense (benefit)   $ 347    $ 163       $ (68)
                            ======== ======== ===========
Effective tax rate             24%     N/M         N/M
                            ======== ======== === =======

The effective tax rate is a ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                   AS OF DECEMBER 31,
                                 ---------------------
                                    2010       2009
                                 ---------- ----------
Current                           $ (412)    $ (250)
Deferred                          (1,500)      (523)
                                 ---------- ----------
  Total federal income tax asset
     (liability)                 $(1,912)    $ (773)
                                 ========== ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                        ---------------------
                                           2010       2009
                                        ---------- ----------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                 $ 1,116     $1,676
Other investments                           625        338
Reinsurance deferred gain                   138        163
Modco embedded derivative asset              93         49
Compensation and benefit plans              136        151
Net capital loss                             96        112
VIE                                          77         --
Other                                        73         58
                                        ---------- ----------
  Total deferred tax assets               2,354      2,547
                                        ---------- ----------
DEFERRED TAX LIABILITIES
DAC                                       1,982      1,947
VOBA                                        483        734
Net unrealized gain on AFS
  securities                                988         38
Net unrealized gain on trading
  securities                                 86         55
Intangibles                                 179        192
Other                                       136        104
                                        ---------- ----------
  Total deferred tax liabilities          3,854      3,070
                                        ---------- ----------
     Net deferred tax asset (liability) $(1,500)    $ (523)
                                        ========== ==========

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

As of December 31, 2010, LNL had net capital loss carryforwards of $275 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $181 million and $180 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $107 million.

                                                FOR THE
                                               YEARS ENDED
                                              DECEMBER 31,
                                           ------------------
                                              2010      2009
                                           ---------- -------
Balance as of beginning-of-year               $293    $264
  Increases for prior year tax positions         2      26
  Decreases for prior year tax positions        (6)     (1)
  Increases for current year tax positions       8      11
  Decreases for current year tax
     positions                                  (7)     (7)
  Decreases for settlements with
     taxing authorities                        (10)     --
  Decreases for lapse of statute of
     limitations                                (2)     --
                                           ---------- -------
        Balance as of end-of-year             $278    $293
                                           ========== =======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009 and 2008, we recognized interest and penalty expense related to uncertain tax positions of $6 million, $11 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $81 million and $75 million as of December 31, 2010 and 2009, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP subsidiaries, JPL and JPFIC, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $242 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $7,310    $7,421    $5,765
  Reinsurance assumed
     (ceded)                           (38)       48      (230)
  Transfer of business to a
     third party                        --       (37)       --
  Deferrals                          1,636     1,614     1,811
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes             (30)      (15)     (368)
     Prospective unlocking --
        model refinements              145        --        44
     Retrospective unlocking            17        82      (120)
     Other amortization, net of
        interest                      (841)     (748)     (712)
  Adjustment related to
     realized (gains) losses           (61)       91       137
  Adjustment related to
     unrealized (gains) losses        (662)   (1,146)    1,094
                                    --------- --------- ---------
        Balance as of end-of-year   $7,476    $7,310    $7,421
                                    ========= ========= =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. DAC, VOBA, DSI AND DFEL (CONTINUED)

Changes in VOBA (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $2,086    $3,763    $2,809
  Transfer of business to a
     third party                        --      (255)       --
  Deferrals                             26        30        40
  Amortization:
     Prospective unlocking --
        assumption changes             (41)      (20)       (7)
     Prospective unlocking --
        model refinements               (7)       --         6
     Retrospective unlocking            11       (44)      (38)
     Other amortization               (361)     (349)     (335)
     Accretion of interest(1)         89       102       116
  Adjustment related to
     realized (gains) losses            (7)       43        98
  Adjustment related to
     unrealized (gains) losses        (418)   (1,184)    1,074
                                    --------- --------- ---------
        Balance as of end-of-year   $1,378    $2,086    $3,763
                                    ========= ========= =========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011                                          $213
2012                                           187
2013                                           166
2014                                           140
2015                                           126

Changes in DSI (in millions) were as follows:

                                    FOR THE YEARS ENDED
                                         DECEMBER 31,
                                  ------------------------
                                   2010     2009     2008
                                  ------- ------- --------
Balance as of beginning-of-year   $361    $310    $ 279
  Deferrals                         66      76       96
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes          (3)     --      (37)
     Retrospective unlocking         5      11       (6)
     Other amortization, net of
        interest                   (53)    (38)     (28)
  Adjustment related to realized
     (gains) losses                (11)      3        6
     Adjustment related to
     unrealized (gains) losses     (41)     (1)      --
                                  ------- ------- --------
        Balance as of end-of-year $324    $361    $ 310
                                  ======= ======= ========


Changes in DFEL (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                           -------------------------
                                               2010    2009    2008
                                           --------- ------- -------
Balance as of beginning-of-year              $1,273  $  948   $ 768
  Reinsurance assumed (ceded)                    22      --     (47)
  Transfer of business to a third party .        --     (11)     --
  Deferrals                                     546     496     428
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes                      (57)    (22)    (37)
     Prospective unlocking -- model
        refinements                              56      --      25
     Retrospective unlocking                    (23)     (3)    (41)
     Other amortization, net of interest       (167)   (141)   (150)
  Adjustment related to realized
     (gains) losses                              (4)      5       2
  Adjustment related to unrealized
     (gains) losses                            (174)      1      --
                                           --------- ------- -------
        Balance as of end-of-year            $1,472  $1,273   $ 948
                                           =========================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                           FOR THE YEARS
                                         ENDED DECEMBER 31,
                              --------------------------------
                                 2010       2009       2008
                              ---------- ---------- ----------
Direct insurance premiums
  and fees                    $ 6,338    $ 5,936    $ 5,863
Reinsurance assumed                22         10         18
Reinsurance ceded              (1,361)    (1,227)    (1,056)
                              ---------- ---------- ----------
  Total insurance premiums
     and fees, net            $ 4,999    $ 4,719    $ 4,825
                              ========== ========== ==========
Direct insurance benefits     $ 4,324    $ 3,530    $ 4,254
Reinsurance recoveries netted
  against benefits             (1,754)    (1,080)    (1,600)
                              ---------- ---------- ----------
  Total benefits, net         $ 2,570    $ 2,450    $ 2,654
                              ========== ========== ==========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $935 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2010. Swiss Re has funded a trust, with a balance of $1.7 billion as of December 31, 2010, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re funded an additional trust during the fourth quarter of 2009 with a balance of approximately $1.5 billion as of December
31, 2010, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2010, included $1.8 billion and $78 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2010, 2009 and 2008 we amortized $75 million, $50 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                       -------------------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS   BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND     AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER      OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ ----------
Retirement Solutions:
  Annuities                 $1,040      $(600)            $--        $--          $--      $ 440
  Defined Contribution          20         --              --         --           --         20
Insurance Solutions:
  Life Insurance             2,186         --              --         --           --      2,186
  Group Protection             274         --              --         --           --        274
Other Operations               170        (79)             --         --            6         97
                       ----------- ------------- ------------ ---------- ------------ ----------
     Total goodwill         $3,690      $(679)            $--        $--          $ 6     $3,017
                       =========== ============= ============ ========== ============ ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)

                                                 FOR THE YEAR ENDED DECEMBER 31, 2009
                       ----------- ----------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS    BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND      AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER       OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ -------------
Retirement Solutions:
  Annuities                 $1,040        $--         $ --      $(600)            $--         $ 440
  Defined Contribution          20         --           --         --              --            20
Insurance Solutions:
  Life Insurance             2,186         --           --         --              --         2,186
  Group Protection             274         --           --         --              --           274
Other Operations                --         --          174        (79)             (4)           91
                       ----------- ---------- ------------ ------------- ------------- ------------
     Total goodwill         $3,520        $--         $174      $(679)            $(4)       $3,011
                       =========== ========== ============ ============= ============= ============

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009 all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit. The impairment recorded in Other Operations for our Media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill of $79 million and specifically identifiable intangible assets of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                            AS OF DECEMBER 31,
                                              ---------------------------------------------
                                                    2010                       2009
                                              --------------------- -----------------------
                                                GROSS                   GROSS
                                              CARRYING  ACCUMULATED   CARRYING  ACCUMULATED
                                                AMOUNT AMORTIZATION     AMOUNT AMORTIZATION
                                              -------- ------------ ---------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                                     $100          $19       $100          $15
Retirement Solutions -- Defined Contribution:
  Mutual fund contract rights(1)(2)                  2           --          2           --
Other Operations:
  FCC licenses(1)(3)                               118           --        118           --
  Other                                              4            3          4            3
                                              -------- ------------ ---------- ------------
     Total                                        $224          $22       $224          $18
                                              ======== ==== ======= ========== ============

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2010, was as follows:

2011                                                         $4
2012                                                          4
2013                                                          4
2014                                                          4
2015                                                          4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                   AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value               $52,211     $44,712
Net amount at risk(1)                 816       1,888
Average attained age of contract
  holders                        58 YEARS    57 years
MINIMUM RETURN
Total account value(2)              $ 187       $ 203
Net amount at risk(1)                  46          65
Average attained age of contract
  holders                        70 YEARS    69 years
Guaranteed minimum return               5%          5%

                                 AS OF DECEMBER 31,
                                 ------------------
                                   2010      2009
                                 -------- ---------
ANNIVERSARY CONTRACT VALUE
Total account value               $23,483   $21,431
Net amount at risk(1)               2,183     4,021
Average attained age of contract
  holders                        66 YEARS  65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

(2) The decrease in total account value when comparing December 31, 2010, to December 31, 2009, was attributable primarily to an increase in contract surrender rates.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. GUARANTEED BENEFIT FEATURES (CONTINUED)

contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                         DECEMBER 31,
                                ------------------------
                                 2010     2009    2008
                                ------- -------- -------
Balance as of beginning-of-year $ 71    $ 277    $ 38
  Changes in reserves             57      (33)    312
  Benefits paid                  (84)    (173)    (73)
                                ------- -------- -------
     Balance as of end-of-year  $ 44     $ 71    $277
                                ======= ======== =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                     2010       2009
                                  ---------- ----------
ASSET TYPE
Domestic equity                   $35,659    $32,489
International equity               14,172     12,379
Bonds                              15,913      9,942
Money market                        5,725      6,373
                                  ---------- ----------
  Total                           $71,469    $61,183
                                  ========== ==========
Percent of total variable annuity
  separate account values              98%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of total sales for these products for the year ended December 31, 2010.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                         2010       2009
                                        ------- ----------
Fixed account values, including the
  fixed portion of variable and other
  contract holder funds                 $64,582    $61,254
DFEL                                      1,472      1,273
Contract holder dividends payable           484        494
Premium deposit funds                        98        100
Undistributed earnings on participating
  business                                   85         56
                                        ------- ----------
     Total other contract holder funds  $66,721    $63,177
                                        ======= ==========

As of December 31, 2010 and 2009, participating policies comprised approximately 1.20% and 1.30%, respectively, of the face amount of insurance in force, and dividend expenses were $82 million, $89 million and $92 million for the years ended December 31, 2010, 2009 and 2008, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                  AS OF DECEMBER 31,
                                  ------------------
                                   2010      2009
                                  ------ -----------
Short-term debt
  Short-term debt(1)                $ 10        $ 21
                                  ====== ===========
Long-term debt
  2.75% note, due 2013               $ 4        $ --
  LIBOR + 0.03% note, due 2017       250         250
  LIBOR + 3.41% note, due 2040       500          --
  LIBOR + 1.00% note, due 2037       375         375
  Surplus Notes due LNC:
     9.76% surplus note, due 2024     50          50
     6.56% surplus note, due 2028    500         500
     6.03% surplus note, due 2028    750         750
                                  ------ -----------
        Total surplus notes        1,300       1,300
                                  ------ -----------
           Total long-term debt   $2,429      $1,925
                                  ====== ===========

(1)  The short-term debt represents short-term notes payable to LNC.


Future principal payments due on long-term debt (in millions) as of December 31, 2010, were as follows:

2013          $ 4
Thereafter  2,425
           ------
  Total    $2,429
           ======

CREDIT FACILITIES
Credit facilities (in millions) were as follows:

                                AS OF DECEMBER 31, 2010
                                -----------------------
                     EXPIRATION     MAXIMUM BORROWINGS
                           DATE   AVAILABLE OUTSTANDING
                     ---------- -----------------------
CREDIT FACILITIES
Credit facility with
  the FHLBI(1)            N/A   $630               $350

(1) Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding. We have pledged securities, included in fixed maturity AFS securities on our Consolidated Balance Sheets, that are associated with this credit facility.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. In 2010, LNL made an additional investment of $11 million in the FHLBI. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of credit-worthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2010, based on our actual common stock investment, we had borrowing capacity of up to approximately $630 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid at any time (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2010, we also borrowed $100 million at a rate of 0.7% that is due May 25, 2011 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office properties in Fort Wayne, Indiana. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2010, 2009 and 2008, was $40 million, $47 million and $49 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2010, were as follows:

2011 $30
2012  26
2013  20
2014  13
2015   9

INFORMATION TECHNOLOGY COMMITMENT
In February 2004, LNC completed renegotiations and extended the contract with IBM Global Services for information technology services for the Fort Wayne operations through February 2010. Following the original termination date of this agreement, LNC exercised contractual rights to extend this agreement through February 2012. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS
LFM has future commitments of approximately $31 million through 2015 related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 25%, 28% and 37% of Retirement Solutions - Annuities' variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented approximately 58%, 61% and 62% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 29%, 33% and 44% of variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented 66%, 69% and 70% of the segment's total variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS
Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale did not occur within approximately one year after construction was completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property was sold. Our expectation is that we will be obligated to fund those commitments that remain outstanding.

As of December 31, 2010, and December 31, 2009, we had standby real estate equity commitments totaling $53 million and $220 million, respectively. During 2010, we funded commitments of $142 million and recorded a loss of $8 million reported within realized gain (loss) on our Consolidated Statements of Income
(Loss).

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $10 million and $12 million as of December 31, 2010 and 2009, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                       ------------------------------------------
                                          2010           2009          2008
                                       ---------- ----------------- -------------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $    36       $    (2,562)      $    76
  Cumulative effect from adoption
     of new accounting standards           181               (79)           --
  Unrealized holding gains (losses)
     arising during the year             2,322             6,021        (7,316)
  Change in foreign currency
     exchange rate adjustment               (6)               26           (66)
  Change in DAC, VOBA, DSI and
     other contract holder funds        (1,164)           (2,294)        2,522
  Income tax benefit (expense)            (417)           (1,328)        1,703
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                     (136)             (555)       (1,042)
     Associated amortization of
        DAC, VOBA, DSI and DFEL             17               168           244
     Income tax benefit (expense)           42               135           279
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $ 1,029       $        36       $(2,562)
                                       ========== ================= =============
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year        $  (108)      $        --       $    --
(Increases) attributable to:
  Cumulative effect from adoption
     of new accounting standards            --               (18)           --
  Gross OTTI recognized in OCI
     during the year                       (93)             (339)           --
  Change in DAC, VOBA, DSI and
     DFEL                                   10                77            --
  Income tax benefit (expense)              29                92            --
Decreases attributable to:
  Sales, maturities or other
     settlements of AFS securities          82               151            --
  Change in DAC, VOBA, DSI and
     DFEL                                  (20)              (28)           --
  Income tax benefit (expense)             (22)              (43)           --
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $  (122)      $      (108)      $    --
                                       ========== ================= =============


                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                       -----------------------------
                                           2010      2009      2008
                                       ----------- --------- -------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year           $ (13)   $  (15)   $  (19)
  Unrealized holding gains (losses)
     arising during the year                 (2)       12       (42)
  Change in foreign currency
     exchange rate adjustment                 4       (31)      (36)
  Change in DAC, VOBA, DSI and
     DFEL                                   (11)       11        27
  Income tax benefit (expense)                3         5         1
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                         6         4       (83)
     Associated amortization of
        DAC, VOBA, DSI and DFEL              (9)      (11)       --
     Income tax benefit (expense)             1         2        29
                                       ----------- --------- -------
           Balance as of end-of-year      $ (17)   $  (13)   $   (15)
                                       =========== ========= =======
FUNDED STATUS OF EMPLOYEE
  BENEFIT PLANS
Balance as of beginning-of-year           $ (17)   $  (32)   $    (4)
  Adjustment arising during the year          4        23        (45)
  Income tax benefit (expense)               (1)       (8)        17
                                       ----------- --------- -------
           Balance as of end-of-year      $ (14) $    (17)   $   (32)
                                       =========== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                         FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        -----------------------
                                         2010    2009    2008
                                        ------ ------- -------
Total realized gain (loss) related to
  certain investments(1)                $(132) $(498)   $(767)
Realized gain (loss) related to certain
  derivative instruments, including
  those associated with our
  consolidated VIEs, and trading
  securities(2)                           (41)    (77)    (78)
Indexed annuity net derivative
  results(3):
  Gross gain (loss)                        34       8      13
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (15)     (5)     (6)
Guaranteed living benefits(4):
  Gross gain (loss)                       (30)    (10)      2
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (64)     (8)     12
Realized gain (loss) on sale of
  subsidiaries/businesses                  --       1      --
                                        ------  ------- -------
        Total realized gain (loss)      $(248)  $(589)  $(824)
                                        ====== ======== =======

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrange- ments that have contractual returns related to various as- sets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

(5) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                        DECEMBER 31,
                           ------------------------------------
                             2010          2009         2008
                           --------- --------------- ----------
Commissions                $1,859          $1,565    $ 1,710
General and administrative
  expenses                  1,293           1,203      1,215
Expenses associated with
  reserve financing and
  unrelated LOCs               16               1         --
DAC and VOBA deferrals
  and interest, net of
  amortization               (644)           (652)      (437)
Broker-dealer expenses        212             190        215
Other intangibles
  amortization                  4               4          4
Media expenses                 59              40         --
Taxes, licenses and fees      192             180        195
Merger-related expenses         9              16         50
Restructuring charges
  (recoveries) for expense
  initiatives                  (1)             32          8
                           --------- --------------- ----------
     Total                 $2,999          $2,579    $ 2,960
                           ========= =============== ==========

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income (Loss) in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $39 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents, certain former employees of JP and certain former employees of CIGNA Corporation. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans were frozen as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                             AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2010     2009              2010             2009
                                                      ------- ----------- ------------------------ -------
                                                                                          OTHER
                                                      PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                                      ------------------- --------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                    $119        $101                      $ 4     $ 4
Actual return on plan assets                            17          25                        1      --
Company and participant contributions                   --          --                        3       3
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Fair value as of end-of-year                         128         119                        5       4
                                                      ------- ----------- ------------------------ -------
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                        112         115                       20      20
Interest cost                                            7           7                        2       1
Plan participants' contributions                        --          --                        1       1
Actuarial (gains) losses                                 5          (3)                       1       1
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Balance as of end-of-year                            116         112                       21      20
                                                      ------- ----------- ------------------------ -------
     Funded status of the plans                       $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                          $ 15        $ 12                     $ --    $ --
Other liabilities                                       (3)         (5)                     (16)    (16)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                       $ 15        $ 19                     $ --    $ (1)
Prior service credit                                    --          --                       (1)     (1)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 15        $ 19                     $ (1)   $ (2)
                                                      ======= =========== ======================== =======
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                            N/A         N/A                     4.00%   4.00%
All other plans                                        N/A         N/A                      N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
  Weighted-average discount rate                      5.25%       6.00%                    5.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%
Net periodic benefit cost:
  Weighted-average discount rate                      6.00%       6.00%                    6.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2010, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2011, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2011, our expected return on plan assets is 8.00% for the plans. The approximate expected return on plan assets by asset class for the pension plans is as follows:

Fixed maturity securities    5.73%
Common stock:
  Domestic equity            9.88%
  International equity       8.48%
Cash and invested assets       --%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                        AS OF OR FOR THE
                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2010        2009    2008
                                                   ------- ----------- -------
Pre-65 health care cost trend rate                  9.5%         10%     10%
Post-65 health care cost trend rate                 9.5%         13%     12%
Ultimate trend rate                                   5%          5%      5%
Year that the rate reaches the ultimate trend rate 2020        2020    2019

We expect the health care cost trend rate for 2011 to be 9.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2010      2009
                                        ---- -------------
Accumulated benefit obligation           $94           $90
Projected benefit obligation              94            90
Fair value of plan assets                 91            85

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                  PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                          ------- --------------------------- --------------------------------
                                           2010             2009        2008  2010  2009            2008
                                          ------- ------------------- ------- ---- ------- -------------------
Interest cost                              $ 7                 $ 7     $ 7     $ 1  $ 1                 $ 1
Expected return on plan assets              (9)                 (7)    (11)     --   --                  --
Recognized net actuarial loss (gain)         2                   5       1      --   (1)                 (1)
                                          ------- ------------------- ------- ---- ------- -------------------
  Net periodic benefit expense (recovery)  $--                 $ 5    $ (3)    $ 1  $--                 $--
                                          ======= =================== ======= ==== ======= ===================

We expect our 2011 pension plans' income to be approximately $2 million.

For 2011, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

As of December 31, 2010 and 2009, our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

Fixed maturity securities   50%
Common stock:
  Domestic equity           35%
  International equity      15%
Cash and invested assets    --%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives, and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap (25%), small cap (5%) and hedge funds (5%). Fixed maturity securities represents core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plan's objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over 3-year periods, above an appropriate index over 5-year periods and meet real return standards over 10-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plans' assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                        AS OF DECEMBER 31, 2010
                           ------------------------------------------
                             QUOTED
                             PRICES
                            IN ACTIVE
                           MARKETS FOR SIGNIFICANT   SIGNIFICANT
                            IDENTICAL  OBSERVABLE   UNOBSERVABLE TOTAL
                              ASSETS      INPUTS       INPUTS    FAIR
                             (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                           ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                  $--        $ 37          $--  $ 37
  U.S. Government bonds             --          14           --    14
  Foreign government bonds          --           2            3     5
  MBS:
     CMOs                           --           1           --     1
     CMBS                           --           1           --     1
Common stock                        16          43            3    62
Cash and invested assets            --           8           --     8
                           ----------- ----------- ------------ -----
       Total                       $16        $106          $ 6  $128
                           =========== =========== ============ =====

                                         AS OF DECEMBER 31, 2009
                            ------------------------------------------
                               QUOTED
                              PRICES
                             IN ACTIVE
                            MARKETS FOR SIGNIFICANT  SIGNIFICANT
                              IDENTICAL  OBSERVABLE UNOBSERVABLE TOTAL
                               ASSETS     INPUTS       INPUTS    FAIR
                              (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                            ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                   $--        $ 47          $--  $ 47
  U.S. Government bonds              --           4           --     4
  Foreign government bonds           --           2           --     2
  MBS:
     CMOs                            --           1           --     1
     CMBS                            --           2           --     2
  State and municipal bonds          --           1           --     1
Common stock                         18          42           --    60
Cash and invested assets             --           2           --     2
                            ----------- ----------- ------------ -----
       Total                        $18        $101          $--  $119
                            =========== =========== ============ =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The following summarizes changes to our pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Foreign government bonds       $--      $--      $--           $3       $--        $3
  Common stock                    --       --       --            3        --         3
                           --------- -------- -------- ------------ ------------ ------
     Total                       $--      $--      $--           $6       $--        $6
                           ========= ======== ======== ============ ============ ======

                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Corporate bonds                $ 1      $--      $--          $--       $(1)      $--
                           ========= ======== ======== ============ ============ ======

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2010 or 2009. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2011 under applicable pension law.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2011 is less than $1 million.

We expect the following benefit payments (in millions):

             PENSION
              PLANS      OTHER POSTRETIREMENT PLANS
             ------- ---------------------------------
                                                 NOT
             DEFINED  REFLECTING             REFLECTING
             BENEFIT   MEDICARE  MEDICARE    MEDICARE
             PENSION   PART D     PART D       PART D
             PLANS     SUBSIDY    SUBSIDY     SUBSIDY
             ------- ---------- ----------- ----------
2011              $8         $2      $--            $2
2012               9          2       --             2
2013               9          2       --             2
2014               9          2       --             2
2015               9          2       --             2
Following
  five years
  thereafter      43         10       (1)           11

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor contributory defined contribution plans for eligible employees and agents, respectively, which includes money purchase plans. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2010, 2009 and 2008, expenses for these plans were $60 million, $61 million and $58 million respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for various groups: employees, agents and non-employee directors.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                         2010      2009
                                         ---- -------------
Total liabilities(1)                     $315          $314
Investment held to fund liabilities(2)    130           118

(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)

defined contribution plans. Expenses (in millions) for this plan were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                   -----------------------------
                                   2010 2009          2008
                                   ---- ---- -------------------
Employer matching contributions      $6  $ 4                  $5
Increase (decrease) in measurement
  of liabilites, net of total
  return swap                         1    6                   1
                                   ---- ---- -------------------
     Total plan expenses             $7  $10                  $6
                                   ==== ==== ===================

DEFERRED COMPENSATION PLAN FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified defined contribution plans. Expenses (in millions) for these plans were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2010 2009   2008
                                       ---- ---- ---------
Employer matching contributions          $3   $2        $2
Increase (decrease) in measurement of
  liabilites, net of total return swap    3    4        --
                                       ---- ---- ---------
     Total plan expenses                 $6   $6        $2
                                       ==== ==== =========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
The plan allows for non-employee directors to defer a portion of their annual retainers and, in addition, we credit deferred stock units annually. The menu of "phantom" investment options is identical to those offered in the employees' plan. For the years ended December 31, 2010, 2009 and 2008, expenses for this plan were $2 million, $1 million and less than $1 million, respectively.

The terms of the plan for non-employee directors provide that plan participants who select LNC's stock as the measure for their investment return will receive shares of LNC's stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC's stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS
Eligible former agents of JP may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected notional mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the agent deferred compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains, decrease with investment losses and payouts of death benefits. For the years ended December 31, 2010, 2009 and 2008, expenses (income) for this plan were $2 million, $1 million and ($2) million, respectively.

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                           -----------------------
                             2010    2009    2008
                           ------- ------- -------
Stock options               $ 5     $ 6        $ 8
Performance shares           (1)     (1)         2
SARs                         --       1          4
Restricted stock units and
  nonvested stock            11       6          5
                           ------- ------- -------
  Total                     $15     $12        $19
                           ======= ======= =======
Recognized tax benefit      $ 5     $ 4        $ 7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                    AS OF DECEMBER 31,
                                 ----------------------
                                      2010      2009
                                 --------- ------------
Capital and surplus                 $6,750    $6,300

                                   FOR THE YEARS ENDED
                                        DECEMBER 31,
                                 ----------------------
                                 2010 2009      2008
                                 ---- ---- ------------
Net gain (loss) from operations,
  after-tax                      $553 $867     $ 510
Net income (loss)                 430  (35)      (261)
Dividends to LNC                  684  405       400

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective
December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in our life insurance subsidiaries.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of In-diana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2009; and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                          ---------------------
                                            2010       2009
                                          ------- -------------
Calculation of reserves using the Indiana
  universal life method                   $314          $328
Calculation of reserves using
  continuous CARVM                          (5)           (6)
Conservative valuation rate on certain
  variable annuities                       (15)          (11)
Lesser of LOC and XXX additional
  reserve as surplus                       457           412

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, or statutory net gain from operations for the previous calendar twelve-month period (both shown on the last annual statement on file with the Commissioner), but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $611 million in 2011 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                      -----------------------------------------------
                                                             2010                    2009
                                                      ----------------------- -----------------------
                                                      CARRYING        FAIR    CARRYING        FAIR
                                                         VALUE       VALUE       VALUE       VALUE
                                                      ----------- ----------- ----------- -----------
ASSETS
AFS securities:
  Fixed maturity securities                           $ 66,289    $ 66,289    $ 58,889    $ 58,889
  VIEs' fixed maturity securities                          584         584          --          --
  Equity securities                                        140         140         155         155
Trading securities                                       2,459       2,459       2,366       2,366
Mortgage loans on real estate                            6,431       6,847       6,835       6,967
Derivative investments                                   1,021       1,021         841         841
Other investments                                          978         978         975         975
Cash and invested cash                                   1,904       1,904       2,553       2,553
Reinsurance related embedded derivatives                   112         112         277         277
Separate account assets                                 84,630      84,630      73,500      73,500
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives          (497)       (497)       (419)       (419)
  GLB reserves embedded derivatives                       (408)       (408)       (676)       (676)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts   (1,119)     (1,119)       (940)       (940)
  Account values of certain investment contracts       (26,061)    (27,067)    (24,039)    (24,244)
Short-term debt                                            (10)        (10)        (21)        (21)
Long-term debt                                          (2,429)     (2,335)     (1,925)     (1,714)
VIEs' liabilities - derivative instruments                (209)       (209)         --          --
Other liabilities:
  Deferred compensation plans embedded derivatives        (315)       (315)       (314)       (314)
  Credit default swaps                                     (16)        (16)        (65)        (65)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2010
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 58      $ 48,304        $ 2,353    $ 50,715
     U.S. Government bonds                               117             3              2         122
     Foreign government bonds                             --           381            113         494
     MBS:
        CMOs                                              --         5,461             24       5,485
        MPTS                                              --         2,801             95       2,896
        CMBS                                              --         1,863            102       1,965
     ABS CDOs                                             --             2            171         173
     State and municipal bonds                            --         3,085             --       3,085
     Hybrid and redeemable preferred securities           18         1,222            114       1,354
     VIEs' fixed maturity securities                      --           584             --         584
  Equity AFS securities:
     Banking securities                                   --             2             --           2
     Insurance securities                                  3            --             33          36
     Other financial services securities                  --             8             24          32
     Other securities                                     34             2             34          70
  Trading securities                                       2         2,383             74       2,459
  Derivative investments                                  --          (473)         1,494       1,021
Cash and invested cash                                    --         1,904             --       1,904
Reinsurance related embedded derivatives                  --           112             --         112
Separate account assets                                   --        84,630             --      84,630
                                                   --------- ---------------- -------------- -----------
        Total assets                                    $232      $152,274        $ 4,633    $157,139
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (497)     $ (497)
  GLB reserves embedded derivatives                       --            --           (408)       (408)
VIEs' liabilities -- derivative instruments               --            --           (209)       (209)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (315)       (315)
  Credit default swaps                                    --            --            (16)        (16)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,445)   $ (1,445)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2009
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 55      $ 41,904        $ 2,117    $ 44,076
     U.S. Government bonds                               112            33              3         148
     Foreign government bonds                             --           397             92         489
     MBS:
        CMOs                                              --         5,593             34       5,627
        MPTS                                              --         2,808            101       2,909
        CMBS                                              --         1,796            252       2,048
     ABS:
        CDOs                                              --             4            153         157
        CLNs                                              --            --            322         322
     State and municipal bonds                            --         1,943             --       1,943
     Hybrid and redeemable preferred securities           15         1,005            150       1,170
  Equity AFS securities:
     Banking securities                                   23             1             --          24
     Insurance securities                                  3            --             43          46
     Other financial services securities                  --             6             22          28
     Other securities                                     34            --             23          57
  Trading securities                                       2         2,274             90       2,366
  Derivative investments                                  --          (397)         1,238         841
Cash and invested cash                                    --         2,553             --       2,553
Reinsurance related embedded derivatives                  --           277             --         277
Separate account assets                                   --        73,500             --      73,500
                                                   --------- ---------------- -------------- -----------
       Total assets                                     $244      $133,697        $ 4,640    $138,581
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (419)     $ (419)
  GLB reserves embedded derivatives                       --            --           (676)       (676)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (314)       (314)
  Credit default swaps                                    --            --            (65)        (65)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,474)   $ (1,474)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                       $2,117       $ (42)         $ 53            $279        $ (54)   $2,353
     U.S. Government bonds                                      3          --            --              (4)           3         2
     Foreign government bonds                                  92          --             8              (4)          17       113
     MBS:
       CMOs                                                    34          (5)            7              (8)          (4)       24
       MPTS                                                   101          --             3              (9)          --        95
       CMBS                                                   252         (47)           84             (72)        (115)      102
     ABS:
       CDOs                                                   153           1            30             (13)          --       171
       CLNs                                                   322          --           278              --         (600)       --
     Hybrid and redeemable preferred securities               150           2           (23)            (15)          --       114
  Equity AFS securities:
     Insurance securities                                      43          --             2             (12)          --        33
     Other financial services securities                       22          --             7              (5)          --        24
     Other securities                                          23          --            (1)             12           --        34
  Trading securities                                           90           2           (10)             (7)          (1)       74
  Derivative investments                                    1,238        (166)            7             415           --     1,494
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (419)        (81)           --               3           --      (497)
  GLB reserves embedded derivatives                          (676)        268            --              --           --      (408)
VIEs' liabilities -- derivative instruments(5)                 --          16            --              --         (225)     (209)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (314)        (33)           --              32           --      (315)
  Credit default swaps(7)                                     (65)          7            --              42           --       (16)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                          $3,166       $ (78)         $445            $634        $(979)   $3,188
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                      $ 2,383       $ (46)         $317          $ (161)       $(376)   $2,117
     U.S. Government bonds                                      3          --            --              --           --         3
     Foreign government bonds                                  60           1             2              10           19        92
     MBS:
       CMOs                                                   160          (7)           34             (13)        (140)       34
       MPTS                                                    18          --             1              97          (15)      101
       CMBS                                                   238           1            57             (44)          --       252
     ABS:
       CDOs                                                   150         (35)           61             (21)          (2)      153
       CLNs                                                    50          --           272              --           --       322
     State and municipal bonds                                117          --            (1)            (17)         (99)       --
     Hybrid and redeemable preferred securities               113         (21)           47               3            8       150
  Equity AFS securities:
     Insurance securities                                      50          (7)           20             (20)          --        43
     Other financial services securities                       20          (2)            7              (3)          --        22
     Other securities                                          23           2            (1)             (1)          --        23
  Trading securities                                           77          35            --              (7)         (15)       90
  Derivative investments                                       78         (87)           (7)          1,254           --     1,238
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (252)        (75)           --             (92)          --      (419)
  GLB reserves embedded derivatives                        (2,904)      2,228            --              --           --      (676)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (223)        (50)           --             (41)          --      (314)
  Credit default swaps(7)                                     (51)        (37)           --              23           --       (65)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                           $ 110      $1,900          $809           $ 967        $(620)   $3,166
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                       --------------------------------------------------------------------------
                                                                                 GAINS          SALES,      TRANSFERS
                                                                    ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                  INCLUDED         IN        MATURITIES,       OUT
                                                       BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                          FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                         VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                       ---------- ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                    $2,461      $ (150)       $ (442)          $ (10)       $ 524    $ 2,383
     U.S. Government bonds                                   3          --            --              --           --          3
     Foreign government bonds                               79          --           (12)             (7)          --         60
     MBS:
       CMOs                                                275         (21)          (53)            (12)         (29)       160
       MPTS                                                 52          --           (11)              1          (24)        18
       CMBS                                                362          --          (193)             27           42        238
     ABS:
       CDOs                                                184           1           (85)             50           --        150
       CLNs                                                660          --          (360)             --         (250)        50
     State and municipal bonds                             138          --            (2)            (32)          13        117
     Hybrid and redeemable preferred securities            111          --           (41)             35            8        113
  Equity AFS securities:
     Banking securities                                     --          (1)           --               1           --         --
     Insurance securities                                    2          (1)          (18)             67           --         50
     Other financial services securities                    35         (23)           (2)             10           --         20
     Other securities                                       17          (5)            3               8           --         23
  Trading securities                                       107         (28)           --             (13)          11         77
  Derivative investments                                   195        (237)           29              91           --         78
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives          (389)        196            --             (59)          --       (252)
  GLB reserves embedded derivatives                       (279)     (2,625)           --              --           --     (2,904)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)     (271)         43            --               5           --       (223)
  Credit default swaps(7)                                   --         (51)           --              --           --        (51)
                                                       ---------- ----------- ------------- --------------- ------------ ----------
       Total, net                                       $3,742     $(2,902)      $(1,187)           $162        $ 295      $ 110
                                                       ========== =========== ============= =============== ============ ==========

(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments. See "Derivatives Instruments Designated and Qualifying as Fair Value Hedges" section in Note 6.

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                -----------------------------------
                                 2010          2009         2008
                                -------- --------------- ----------
Investments:(1)
  Trading securities             $ --            $ 33      $ (23)
  Derivative investments         (163)            (86)      (129)
Future contract benefits:(1)
  Indexed annuity contracts
     embedded derivatives          44             (17)        23
  GLB reserves embedded
     derivatives                  419           2,366     (1,061)
VIEs' liabilities -- derivative
  instruments(1)                   16              --         --
Other liabilities:
  Deferred compensation
     plans embedded
     derivatives(2)               (33)            (50)        43
  Credit default swaps(3)         (12)            (14)       (51)
                                -------- --------------- ----------
     Total, net                 $ 271          $2,232    $(1,198)
                                ======== =============== ==========

(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).


The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 2010
                             -------------------------------
                             TRANSFERS   TRANSFERS
                               IN TO       OUT OF
                             LEVEL 3       LEVEL 3    TOTAL
                             ---------- ----------- --------
Investments:
  Fixed maturity AFS
     securities:
     Corporate bonds           $ 144       $(198)   $ (54)
     U.S. Government bonds         3          --        3
     Foreign government
        bonds                     17          --       17
     MBS:
        CMOs                      --          (4)      (4)
        CMBS                       3        (118)    (115)
     ABS CLNs                     --        (600)    (600)
  Trading securities              --          (1)      (1)
Future contract benefits:
  VIEs' liabilities --
     derivative instruments     (225)         --     (225)
                             ---------- ----------- --------
           Total, net          $ (58)      $(921)   $(979)
                             ========== =========== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively, and the ABS CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 are related to new accounting guidance that is discussed in Note 4. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs. We are actively managing our remaining radio station clusters to maximize performance and future value.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

-    Change in reserves accounted for under the Financial Services - Insurance
     - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

Segment information (in millions) was as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                             -----------------------------------
                               2010         2009         2008
                             --------- --------------- ---------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities               $2,412          $2,085    $2,191
     Defined Contribution       970             911       913
                             --------- --------------- ---------
        Total Retirement
           Solutions          3,382           2,996     3,104
                             --------- --------------- ---------
  Insurance Solutions:
     Life Insurance           4,156           3,990     4,005
     Group Protection         1,831           1,713     1,640
                             --------- --------------- ---------
        Total Insurance
           Solutions          5,987           5,703     5,645
                             --------- --------------- ---------
  Other Operations              470             449       433
Excluded realized
  gain (loss), pre-tax         (317)           (643)     (863)
Amortization of deferred
  gains from reserve changes
  on business sold through
  reinsurance, pre-tax            3               3         3
Amortization of DFEL
  associated with benefit
  ratio unlocking, pre-tax       --              --         1
                             --------- --------------- ---------
     Total revenues          $9,525          $8,508    $8,323
                             ========= =============== =========

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                               ----------------------------------
                                 2010            2009     2008
                               --------- --------------- --------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $ 463           $ 355    $ 154
     Defined Contribution         146             124      117
                               --------- --------------- --------
        Total Retirement
           Solutions              609             479      271
                               --------- --------------- --------
  Insurance Solutions:
     Life Insurance               595             617      489
     Group Protection              72             124      104
                               --------- --------------- --------
        Total Insurance
           Solutions              667             741      593
                               --------- --------------- --------
  Other Operations                  3              (7)     (47)
Excluded realized gain
  (loss), after-tax              (206)           (418)    (561)
Income (expense) from
  reserve changes (net of
  related amortization) on
  business sold through
  reinsurance, after-tax            2               2        2
Impairment of intangibles,
  after-tax                        --            (709)      --
Benefit ratio unlocking,
  after-tax                        --              --       (4)
                               --------- --------------- --------
     Net income (loss)         $1,075            $ 88    $ 254
                               ========= =============== ========

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                             --------------------------
                               2010     2009      2008
                             ------ ------------ ------
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                  $1,107       $1,020  $ 958
  Defined Contribution          769          732    695
                             ------ ------------ ------
     Total Retirement
        Solutions             1,876        1,752  1,653
                             ------ ------------ ------
Insurance Solutions:
  Life Insurance              2,040        1,827  1,867
  Group Protection              141          127    117
                             ------ ------------ ------
     Total Insurance
        Solutions             2,181        1,954  1,984
                             ------ ------------ ------
Other Operations                305          300    338
                             ------ ------------ ------
        Total net investment
           income            $4,362       $4,006 $3,975
                             ====== ============ ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                              --------------------------
                                2010     2009      2008
                              ------ ------------ ------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                    $ 402         $356  $ 729
  Defined Contribution            78           71    130
                              ------ ------------ ------
     Total Retirement
        Solutions                480          427    859
                              ------ ------------ ------
Insurance Solutions:
  Life Insurance                 492          519    519
  Group Protection                46           46     36
                              ------ ------------ ------
     Total Insurance
        Solutions                538          565    555
                              ------ ------------ ------
        Total amortization of
           DAC and VOBA,
           net of interest    $1,018         $992 $1,414
                              ====== ============ ======

                                           FOR THE YEARS ENDED
                                             DECEMBER 31,
                                ---------------------------------
                                  2010         2009        2008
                                -------- --------------- --------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                      $ 91            $ 42    $ (76)
  Defined Contribution             55              45       26
                                -------- --------------- --------
     Total Retirement
        Solutions                 146              87      (50)
                                -------- --------------- --------
Insurance Solutions:
  Life Insurance                  279             271      240
  Group Protection                 38              67       56
                                -------- --------------- --------
     Total Insurance
        Solutions                 317             338      296
                                -------- --------------- --------
Other Operations                   (6)            (21)     (11)
Excluded realized gain (loss)    (111)           (225)    (302)
Reserve changes (net of
  related amortization)
  on business sold through
  reinsurance                       1               1        1
Impairment of intangibles          --             (16)      --
Benefit ratio unlocking            --              (1)      (2)
                                -------- --------------- --------
        Total federal income
           tax expense
           (benefit)            $ 347           $ 163    $ (68)
                                ======== =============== ========


                                AS OF DECEMBER 31,
                                ------------------
                                    2010      2009
                                -------- ---------
ASSETS
Retirement Solutions:
  Annuities                     $ 91,789  $ 80,700
  Defined Contribution            28,563    26,689
                                -------- ---------
     Total Retirement Solutions  120,352   107,389
                                -------- ---------
Insurance Solutions:
  Life Insurance                  55,083    50,825
  Group Protection                 3,254     2,845
                                -------- ---------
     Total Insurance Solutions    58,337    53,670
                                -------- ---------
Other Operations                  13,323    13,148
                                -------- ---------
        Total assets            $192,012  $174,207
                                ======== =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   ----------------------------
                                   2010      2009        2008
                                   ---- --------------- -------
Interest paid                      $ 94         $ 96    $ 81
Income taxes paid (received)        345          (15)    (23)
Significant non-cash investing
  and financing transactions:
  Funds withheld agreement
     with LNBAR:
     Carrying value of assets      $ --        $ 790    $ --
     Carrying value of liabilities   --         (790)     --
                                   ---- --------------- -------
        Total acquired from
           LNBAR                   $ --         $ --    $ --
                                   ==== =============== =======
  Capital contribution of LFM:
     Carrying value of assets
        (includes cash and
        invested cash)             $ --        $ 364    $ --
     Carrying value of liabilities   --          (84)     --
                                   ---- --------------- -------
        Total capital contribution
           of LFM                  $ --        $ 280    $ --
                                   ==== =============== =======

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                 --------------------------------
                                 2010         2009        2008
                                 ---- --------------- -----------
Reinsurance assumed from FPP:
  Carrying value of assets       $ --         $ 63        $ --
  Carrying value of liabilities    --          (63)         --
                                 ---- --------------- --- -------
     Total reinsurance assumed
        from FPP                 $ --         $ --        $ --
                                 ==== =============== ===========
Sale of subsidiaries/business
  Proceeds from sale of
     subsidiaries/business       $ --          $ 6        $ --
  Assets disposed (includes
     cash and invested cash)       --           (5)         --
                                 ---- --------------- --- -------
     Gain on sale of subsidiary/
        business                 $ --          $ 1        $ --
                                 ==== =============== ===========
Reinsurance ceded to LNBAR:
  Carrying value of assets       $188         $ --       $ 360
  Carrying value of liabilities  (188)          --        (360)
                                 ---- --------------- -----------
     Total reinsuranced ceded
        to LNBAR                 $ --         $ --        $ --
                                 ==== =============== ===========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                       AS OF DECEMBER 31,
                                     ---------------------
                                        2010       2009
                                     -------- ------------
Assets with affiliates:
  Corporate bonds(1)                   $ 100      $   100
  Reinsurance on ceded reinsurance
     contracts(2)                      2,322        2,414
  Reinsurance on assumed
     reinsurance contracts(3)            417          417
  Cash management agreement
     investment(4)                       173          142
  Service agreement receivable(4)        (12)         (51)
Liabilities with affiliates:
  Inter-company short-term debt(5)        10           21
  Inter-company long-term debt(6)      2,179        1,675

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                ---------------------------------
                                  2010         2009       2008
                                -------- --------------- --------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(7)   $(308)          $(235)   $(222)
  Net investment income on
     cash management
     agreement(8)                  --               1       11
  Fees for management of
     general account(8)            --             (68)     (65)
Benefits and expenses with
  affiliates:
  Reinsurance (recoveries)
     benefits on ceded
     reinsurance contracts(9)    (765)           (158)    (655)
  Service agreement
     payments(10)                 (58)             21       (2)
  Transfer pricing
     arrangement(10)               --             (32)     (32)
  Interest expense on
     inter-company debt(11)        98              90       83

(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

25. TRANSACTIONS WITH AFFILIATES (CONTINUED)

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(8)  Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(9)  Reported in benefits on our Consolidated Statements of Income (Loss).

10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(11) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).


CORPORATE BONDS
LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT AND TRANSFER PRICING ARRANGEMENT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

A transfer pricing arrangement is in place between LFD and Delaware related to the wholesaling of Delaware's investment products.

CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.8 billion and $2.4 billion as of December 31, 2010 and 2009, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                            CONTRACT                     CONTRACT      GUARANTEE
                                                           PURCHASES                   REDEMPTIONS      CHARGES
                                                            DUE FROM                      DUE TO       PAYABLE TO
                                                          THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                         NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                           INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A      $  3,052,906     $    --     $  3,052,906     $    --         $   51     $  3,052,855
ABVPSF Growth and Income Class A             13,017,960          --       13,017,960         485            239       13,017,236
ABVPSF International Value Class A            6,594,447         826        6,595,273          --             98        6,595,175
ABVPSF Large Cap Growth Class A               1,977,578          --        1,977,578          --             42        1,977,536
ABVPSF Small/Mid Cap Value Class A           14,188,977         675       14,189,652          --            257       14,189,395
American Century VP Inflation
   Protection Class I                        14,246,314          --       14,246,314           7            234       14,246,073
American Funds Global Growth Class 2         17,330,983      14,844       17,345,827          --            270       17,345,557
American Funds Global Small
   Capitalization Class 2                    28,619,707       2,396       28,622,103          --            497       28,621,606
American Funds Growth Class 2               108,200,236      25,847      108,226,083          --          1,926      108,224,157
American Funds Growth-Income Class 2         81,860,459       4,742       81,865,201          --          1,449       81,863,752
American Funds International Class 2         52,111,028      29,807       52,140,835          --            905       52,139,930
BlackRock Global Allocation V.I. Class I     11,576,261      28,071       11,604,332          --            161       11,604,171
Delaware VIP Diversified Income
   Standard Class                            26,372,258       2,696       26,374,954          --            416       26,374,538
Delaware VIP Emerging Markets
   Standard Class                            28,025,105       2,918       28,028,023          --            453       28,027,570
Delaware VIP High Yield Standard Class       18,820,698       1,628       18,822,326          --            333       18,821,993
Delaware VIP Limited-Term Diversified
   Income Standard Class                      4,519,990       2,330        4,522,320          --             64        4,522,256
Delaware VIP REIT Standard Class             25,149,930       5,824       25,155,754          --            450       25,155,304
Delaware VIP Small Cap Value Standard
   Class                                     40,287,227      10,557       40,297,784          --            733       40,297,051
Delaware VIP Smid Cap Growth Standard
   Class                                     19,123,902          --       19,123,902         766            337       19,122,799
Delaware VIP U.S. Growth Standard Class       1,356,034         441        1,356,475          --             20        1,356,455
Delaware VIP Value Standard Class            12,635,974       7,985       12,643,959          --            221       12,643,738
DWS VIP Alternative Asset Allocation
   Plus Class A                               1,012,093          --        1,012,093          --             16        1,012,077
DWS VIP Equity 500 Index Class A             39,150,819          --       39,150,819      23,174            722       39,126,923
DWS VIP Small Cap Index Class A              10,203,940          --       10,203,940          --            195       10,203,745
Fidelity VIP Asset Manager Initial Class        830,511          --          830,511         596             16          829,899
Fidelity VIP Contrafund Service Class        55,784,165      15,200       55,799,365          --            931       55,798,434
Fidelity VIP Equity-Income Initial Class      2,586,575          --        2,586,575          --             51        2,586,524
Fidelity VIP Equity-Income Service Class      5,713,556          --        5,713,556          --            118        5,713,438
Fidelity VIP Growth Service Class             6,962,364         303        6,962,667          --            133        6,962,534
Fidelity VIP Growth Opportunities
   Service Class                              2,900,103           1        2,900,104          --             41        2,900,063
Fidelity VIP High Income Service Class        1,597,363          --        1,597,363          --             31        1,597,332
Fidelity VIP Investment Grade Bond
   Initial Class                              1,803,806          --        1,803,806          --             36        1,803,770
Fidelity VIP Mid Cap Service Class           13,634,624       6,417       13,641,041          --            212       13,640,829
Fidelity VIP Overseas Service Class           6,029,648         221        6,029,869          --            105        6,029,764
FTVIPT Franklin Income Securities Class 1     8,934,323      30,868        8,965,191          --            119        8,965,072
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                        11,363,083          --       11,363,083         667            208       11,362,208
FTVIPT Mutual Shares Securities Class 1       7,449,885      17,748        7,467,633          --             92        7,467,541
FTVIPT Templeton Foreign Securities
   Class 1                                    2,270,508          --        2,270,508      13,742             45        2,256,721
FTVIPT Templeton Foreign Securities
   Class 2                                    4,353,253          21        4,353,274          --             72        4,353,202
FTVIPT Templeton Global Bond
   Securities Class 1                        10,826,148      11,228       10,837,376          --            182       10,837,194
FTVIPT Templeton Growth Securities
   Class 1                                    6,928,013       1,140        6,929,153          --            134        6,929,019
FTVIPT Templeton Growth Securities
   Class 2                                    1,574,300          --        1,574,300          --             28        1,574,272

See accompanying notes.

                                                                                                     MORTALITY &
                                                                                                       EXPENSE
                                                           CONTRACT                     CONTRACT      GUARANTEE
                                                          PURCHASES                   REDEMPTIONS      CHARGES
                                                           DUE FROM                      DUE TO       PAYABLE TO
                                                         THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                        NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                          INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                 INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation
   Series I                                $12,592,403     $    --      $12,592,403     $  1,596        $  211     $12,590,596
Invesco V.I. Core Equity Series I           16,146,668          --       16,146,668       15,484           269      16,130,915
Invesco V.I. Diversified Income Series I       633,979          --          633,979           --            12         633,967
Invesco V.I. International Growth
   Series I                                  6,305,592          --        6,305,592          118           114       6,305,360
Janus Aspen Series Balanced
   Institutional Class                      10,956,915          56       10,956,971           --           173      10,956,798
Janus Aspen Series Balanced Service
   Class                                     9,281,957          --        9,281,957           --           194       9,281,763
Janus Aspen Series Enterprise Service
   Class                                     3,889,342          --        3,889,342           --            72       3,889,270
Janus Aspen Series Global Technology
   Service Class                             1,937,110          --        1,937,110           --            37       1,937,073
Janus Aspen Series Worldwide
   Institutional Class                       9,745,976         495        9,746,471           --           146       9,746,325
Janus Aspen Series Worldwide Service
   Class                                     2,266,423          --        2,266,423           --            49       2,266,374
LVIP Baron Growth Opportunities
   Standard Class                              748,156          --          748,156           --            16         748,140
LVIP Baron Growth Opportunities Service
   Class                                     7,078,453      14,764        7,093,217           --           114       7,093,103
LVIP BlackRock Inflation Protected Bond
   Standard Class                              728,405      29,712          758,117           --             7         758,110
LVIP Capital Growth Standard Class             795,864         441          796,305           --             7         796,298
LVIP Cohen & Steers Global Real Estate
   Standard Class                            4,149,344      16,641        4,165,985           --            60       4,165,925
LVIP Columbia Value Opportunities
   Standard Class                              666,655          --          666,655          155             8         666,492
LVIP Delaware Bond Standard Class           66,158,556      21,677       66,180,233           --         1,180      66,179,053
LVIP Delaware Diversified Floating Rate
   Standard Class                              444,414       2,897          447,311           --             4         447,307
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                 3,239,269          --        3,239,269           --            59       3,239,210
LVIP Delaware Growth and Income
   Standard Class                            2,115,791          74        2,115,865           --            34       2,115,831
LVIP Delaware Social Awareness Standard
   Class                                     3,139,921          --        3,139,921           --            54       3,139,867
LVIP Delaware Special Opportunities
   Standard Class                            5,207,901         272        5,208,173           --            89       5,208,084
LVIP Global Income Standard Class              989,717       2,195          991,912           --             9         991,903
LVIP Janus Capital Appreciation
   Standard Class                            6,220,968          --        6,220,968          218            90       6,220,660
LVIP JPMorgan High Yield Standard Class        427,484      15,253          442,737           --             4         442,733
LVIP MFS International Growth Standard
   Class                                     2,523,059      24,676        2,547,735           --            35       2,547,700
LVIP MFS Value Standard Class                4,822,079      23,941        4,846,020           --            60       4,845,960
LVIP Mid-Cap Value Standard Class            1,522,779          31        1,522,810           --            18       1,522,792
LVIP Mondrian International Value
   Standard Class                           13,998,763          --       13,998,763        6,714           242      13,991,807
LVIP Money Market Standard Class            57,246,689          --       57,246,689      117,551           939      57,128,199
LVIP SSgA Bond Index Standard Class          2,893,071       1,896        2,894,967           --            45       2,894,922
LVIP SSgA Conservative Structured
   Allocation Standard Class                    46,962          --           46,962           --             1          46,961
LVIP SSgA Developed International 150
   Standard Class                              635,059          76          635,135           --            11         635,124
LVIP SSgA Emerging Markets 100
   Standard Class                            9,953,879          64        9,953,943           --           161       9,953,782
LVIP SSgA Global Tactical Allocation
   Standard Class                            7,683,599          --        7,683,599          155           107       7,683,337
LVIP SSgA International Index Standard
   Class                                     1,005,472       4,619        1,010,091           --            13       1,010,078
LVIP SSgA Large Cap 100 Standard Class         890,884          --          890,884           --            12         890,872

See accompanying notes.

                                                                                                     MORTALITY &
                                                                                                       EXPENSE
                                                           CONTRACT                     CONTRACT      GUARANTEE
                                                          PURCHASES                   REDEMPTIONS      CHARGES
                                                           DUE FROM                      DUE TO       PAYABLE TO
                                                         THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                        NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                          INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                 INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Moderate Index Allocation
   Standard Class                          $     5,774     $    --      $     5,774      $   --          $ --      $     5,774
LVIP SSgA Moderate Structured Allocation
   Standard Class                              107,592          35          107,627          --             2          107,625
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                   176,919          --          176,919          --             1          176,918
LVIP SSgA Moderately Aggressive
   Structured Allocation Standard Class         44,566       1,987           46,553          --             1           46,552
LVIP SSgA S&P 500 Index Standard Class       8,288,275       4,611        8,292,886          --           121        8,292,765
LVIP SSgA Small-Cap Index Standard Class     2,738,701       2,300        2,741,001          --            40        2,740,961
LVIP SSgA Small-Mid Cap 200 Standard
   Class                                     1,322,285          --        1,322,285          --            22        1,322,263
LVIP T. Rowe Price Growth Stock
   Standard Class                            1,659,598      14,670        1,674,268          --            25        1,674,243
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                     2,343,306          --        2,343,306           2            43        2,343,261
LVIP Templeton Growth Standard Class         1,135,562       2,241        1,137,803          --            12        1,137,791
LVIP Turner Mid-Cap Growth Standard
   Class                                     1,312,661      14,746        1,327,407          --            21        1,327,386
LVIP Wells Fargo Intrinsic Value
   Standard Class                            4,899,612         444        4,900,056          --            73        4,899,983
LVIP Wilshire 2010 Profile Standard
   Class                                       383,750          --          383,750          --             7          383,743
LVIP Wilshire 2020 Profile Standard
   Class                                       845,378          --          845,378          --            14          845,364
LVIP Wilshire 2030 Profile Standard
   Class                                     1,355,864          --        1,355,864          87            21        1,355,756
LVIP Wilshire 2040 Profile Standard
   Class                                     4,072,476          --        4,072,476          --            63        4,072,413
LVIP Wilshire Conservative Profile
   Standard Class                            7,103,636       4,036        7,107,672          --           106        7,107,566
LVIP Wilshire Moderate Profile Standard
   Class                                    42,782,267      16,248       42,798,515          --           628       42,797,887
LVIP Wilshire Moderately Aggressive
   Profile Standard Class                   40,959,965       1,020       40,960,985          --           596       40,960,389
M Business Opportunity Value                 1,485,792          --        1,485,792          --            22        1,485,770
M Capital Appreciation                       1,052,258          --        1,052,258          --            16        1,052,242
M International Equity                       2,013,740          --        2,013,740          --            30        2,013,710
M Large Cap Growth                           1,734,760          --        1,734,760          --            27        1,734,733
MFS VIT Core Equity Initial Class              796,054          --          796,054          --            16          796,038
MFS VIT Growth Initial Class                10,762,656          --       10,762,656       8,244           166       10,754,246
MFS VIT Total Return Initial Class          25,519,118      11,436       25,530,554          --           472       25,530,082
MFS VIT Utilities Initial Class             23,144,166       6,951       23,151,117          --           407       23,150,710
NB AMT Mid-Cap Growth I Class               16,681,808         385       16,682,193          --           316       16,681,877
NB AMT Partners I Class                      2,045,561          --        2,045,561          --            36        2,045,525
NB AMT Regency I Class                       5,816,864          --        5,816,864         427           107        5,816,330
PIMCO VIT Commodity Real Return
   Administrative Class                      3,791,037      16,500        3,807,537          --            54        3,807,483
Putnam VT Global Health Care Class IB        1,872,735          --        1,872,735          --            33        1,872,702
Putnam VT Growth & Income Class IB           1,149,234          --        1,149,234          --            24        1,149,210

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A               $   50,676      $ (15,913)      $   34,763
ABVPSF Growth and Income Class A                            --        (81,509)         (81,509)
ABVPSF International Value Class A                     192,710        (32,351)         160,359
ABVPSF Large Cap Growth Class A                          8,973        (14,183)          (5,210)
ABVPSF Small/Mid Cap Value Class A                      52,461        (83,148)         (30,687)
American Century VP Inflation Protection Class I       311,183       (100,989)         210,194
American Funds Global Growth Class 2                   232,842        (86,423)         146,419
American Funds Global Small Capitalization Class 2     446,010       (171,339)         274,671
American Funds Growth Class 2                          709,982       (660,711)          49,271
American Funds Growth-Income Class 2                 1,130,034       (501,374)         628,660
American Funds International Class 2                   992,340       (321,588)         670,752
BlackRock Global Allocation V.I. Class I               130,483        (32,999)          97,484
Delaware VIP Diversified Income Standard Class       1,045,914       (141,245)         904,669
Delaware VIP Emerging Markets Standard Class           183,266       (155,892)          27,374
Delaware VIP High Yield Standard Class               1,374,887       (119,001)       1,255,886
Delaware VIP Limited-Term Diversified Income
   Standard Class                                       71,887        (17,916)          53,971
Delaware VIP REIT Standard Class                       614,630       (147,113)         467,517
Delaware VIP Small Cap Value Standard Class            224,836       (234,015)          (9,179)
Delaware VIP Smid Cap Growth Standard Class                 --        (27,371)         (27,371)
Delaware VIP Trend Standard Class                           --        (85,524)         (85,524)
Delaware VIP U.S. Growth Standard Class                    833         (7,190)          (6,357)
Delaware VIP Value Standard Class                      264,269        (71,583)         192,686
DWS VIP Alternative Asset Allocation Plus Class A        3,956         (2,667)           1,289
DWS VIP Equity 500 Index Class A                       733,398       (264,902)         468,496
DWS VIP Small Cap Index Class A                         88,335        (67,977)          20,358
Fidelity VIP Asset Manager Initial Class                13,364         (6,050)           7,314
Fidelity VIP Contrafund Service Class                  557,508       (311,214)         246,294
Fidelity VIP Equity-Income Initial Class                44,479        (20,128)          24,351
Fidelity VIP Equity-Income Service Class                91,991        (39,208)          52,783
Fidelity VIP Growth Service Class                       10,871        (42,466)         (31,595)
Fidelity VIP Growth Opportunities Service Class          2,433        (14,840)         (12,407)
Fidelity VIP High Income Service Class                 119,617        (11,869)         107,748
Fidelity VIP Investment Grade Bond Initial Class        64,331        (14,901)          49,430
Fidelity VIP Mid Cap Service Class                      32,023        (63,648)         (31,625)
Fidelity VIP Overseas Service Class                     70,053        (34,112)          35,941
FTVIPT Franklin Income Securities Class 1              492,611        (38,360)         454,251
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                  --        (62,796)         (62,796)
FTVIPT Mutual Shares Securities Class 1                111,471        (28,217)          83,254
FTVIPT Templeton Foreign Securities Class 1             51,763        (18,492)          33,271
FTVIPT Templeton Foreign Securities Class 2             73,946        (26,190)          47,756
FTVIPT Templeton Global Asset Allocation Class 1            --         (1,940)          (1,940)
FTVIPT Templeton Global Bond Securities Class 1        196,916        (73,480)         123,436
FTVIPT Templeton Growth Securities Class 1             102,404        (46,266)          56,138
FTVIPT Templeton Growth Securities Class 2              21,974        (11,516)          10,458
Invesco V.I. Capital Appreciation Series I              86,785        (79,858)           6,927
Invesco V.I. Core Equity Series I                      149,611       (103,816)          45,795
Invesco V.I. Diversified Income Series I                40,666         (4,489)          36,177
Invesco V.I. International Growth Series I             136,972        (41,209)          95,763
Janus Aspen Series Balanced Institutional Class        300,571        (67,022)         233,549
Janus Aspen Series Balanced Service Class              224,793        (64,887)         159,906
Janus Aspen Series Enterprise Service Class                 --        (22,027)         (22,027)
Janus Aspen Series Global Technology Service Class          --        (12,348)         (12,348)
Janus Aspen Series Worldwide Institutional Class        56,855        (57,451)            (596)
Janus Aspen Series Worldwide Service Class              10,775        (17,377)          (6,602)
LVIP Baron Growth Opportunities Standard Class              --         (4,562)          (4,562)
LVIP Baron Growth Opportunities Service Class               --        (36,859)         (36,859)
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                 6,401           (686)           5,715

                                                                     DIVIDENDS                       NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL        IN UNREALIZED      (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)     GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                $    67,596      $     --     $    67,596      $   336,780      $   439,139
ABVPSF Growth and Income Class A                        (695,843)           --        (695,843)       2,184,774        1,407,422
ABVPSF International Value Class A                      (227,719)           --        (227,719)         382,674          315,314
ABVPSF Large Cap Growth Class A                           11,600            --          11,600          161,860          168,250
ABVPSF Small/Mid Cap Value Class A                       (31,287)           --         (31,287)       3,016,170        2,954,196
American Century VP Inflation Protection Class I         523,586            --         523,586           78,713          812,493
American Funds Global Growth Class 2                     (42,093)           --         (42,093)       1,632,430        1,736,756
American Funds Global Small Capitalization Class 2       610,073            --         610,073        4,149,286        5,034,030
American Funds Growth Class 2                            (59,289)           --         (59,289)      16,821,944       16,811,926
American Funds Growth-Income Class 2                    (739,149)           --        (739,149)       8,114,991        8,004,502
American Funds International Class 2                     167,299            --         167,299        2,429,405        3,267,456
BlackRock Global Allocation V.I. Class I                  18,790        59,395          78,185          673,604          849,273
Delaware VIP Diversified Income Standard Class         1,339,393        52,393       1,391,786         (578,752)       1,717,703
Delaware VIP Emerging Markets Standard Class           1,937,306            --       1,937,306        2,379,867        4,344,547
Delaware VIP High Yield Standard Class                   774,048            --         774,048          413,759        2,443,693
Delaware VIP Limited-Term Diversified Income
   Standard Class                                         28,728        15,962          44,690            3,230          101,891
Delaware VIP REIT Standard Class                      (2,199,641)           --      (2,199,641)       6,532,777        4,800,653
Delaware VIP Small Cap Value Standard Class              623,556            --         623,556        8,830,003        9,444,380
Delaware VIP Smid Cap Growth Standard Class              153,938            --         153,938        2,185,531        2,312,098
Delaware VIP Trend Standard Class                      1,732,453       638,105       2,370,558          639,667        2,924,701
Delaware VIP U.S. Growth Standard Class                   13,597            --          13,597          130,102          137,342
Delaware VIP Value Standard Class                       (471,428)           --        (471,428)       1,849,612        1,570,870
DWS VIP Alternative Asset Allocation Plus Class A          2,705         3,226           5,931           59,573           66,793
DWS VIP Equity 500 Index Class A                         (52,909)           --         (52,909)       4,481,476        4,897,063
DWS VIP Small Cap Index Class A                         (228,021)           --        (228,021)       2,428,147        2,220,484
Fidelity VIP Asset Manager Initial Class                  (8,208)        4,058          (4,150)         100,715          103,879
Fidelity VIP Contrafund Service Class                 (1,823,617)       23,221      (1,800,396)       9,319,713        7,765,611
Fidelity VIP Equity-Income Initial Class                (398,654)           --        (398,654)         719,293          344,990
Fidelity VIP Equity-Income Service Class                (176,894)           --        (176,894)         839,652          715,541
Fidelity VIP Growth Service Class                       (110,811)       20,683         (90,128)       1,409,358        1,287,635
Fidelity VIP Growth Opportunities Service Class          (42,223)           --         (42,223)         604,526          549,896
Fidelity VIP High Income Service Class                    (2,734)           --          (2,734)          83,259          188,273
Fidelity VIP Investment Grade Bond Initial Class          49,739        19,494          69,233            9,233          127,896
Fidelity VIP Mid Cap Service Class                        48,157        35,667          83,824        2,729,556        2,781,755
Fidelity VIP Overseas Service Class                     (316,914)       10,302        (306,612)         895,550          624,879
FTVIPT Franklin Income Securities Class 1                 51,902            --          51,902          404,808          910,961
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                10,469            --          10,469        2,355,161        2,302,834
FTVIPT Mutual Shares Securities Class 1                  (57,007)           --         (57,007)         648,629          674,876
FTVIPT Templeton Foreign Securities Class 1             (157,457)           --        (157,457)         283,645          159,459
FTVIPT Templeton Foreign Securities Class 2              (81,448)           --         (81,448)         325,755          292,063
FTVIPT Templeton Global Asset Allocation Class 1        (340,381)           --        (340,381)         369,199           26,878
FTVIPT Templeton Global Bond Securities Class 1          627,996        31,139         659,135          808,625        1,591,196
FTVIPT Templeton Growth Securities Class 1              (163,363)           --        (163,363)         563,515          456,290
FTVIPT Templeton Growth Securities Class 2              (115,225)           --        (115,225)         199,384           94,617
Invesco V.I. Capital Appreciation Series I            (1,138,127)           --      (1,138,127)       2,742,252        1,611,052
Invesco V.I. Core Equity Series I                         60,044            --          60,044        1,217,003        1,322,842
Invesco V.I. Diversified Income Series I                 (89,824)           --         (89,824)         101,068           47,421
Invesco V.I. International Growth Series I               415,875            --         415,875          163,774          675,412
Janus Aspen Series Balanced Institutional Class          349,743            --         349,743          210,314          793,606
Janus Aspen Series Balanced Service Class                359,520            --         359,520           53,790          573,216
Janus Aspen Series Enterprise Service Class               58,397            --          58,397          667,827          704,197
Janus Aspen Series Global Technology Service Class       152,990            --         152,990          236,459          377,101
Janus Aspen Series Worldwide Institutional Class        (753,944)           --        (753,944)       2,076,339        1,321,799
Janus Aspen Series Worldwide Service Class                18,399            --          18,399          279,297          291,094
LVIP Baron Growth Opportunities Standard Class            27,888            --          27,888          116,097          139,423
LVIP Baron Growth Opportunities Service Class            173,179            --         173,179        1,327,170        1,463,490
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                    (318)           --            (318)         (12,860)          (7,463)

See accompanying notes.

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                  $      296      $  (2,026)      $   (1,730)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                    --        (19,615)         (19,615)
LVIP Columbia Value Opportunities Standard Class           471         (1,880)          (1,409)
LVIP Delaware Bond Standard Class                    2,230,224       (425,556)       1,804,668
LVIP Delaware Diversified Floating Rate Standard
   Class                                                 2,636           (318)           2,318
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                       87,848        (22,671)          65,177
LVIP Delaware Growth and Income Standard Class          18,258        (10,624)           7,634
LVIP Delaware Social Awareness Standard Class           17,715        (18,645)            (930)
LVIP Delaware Special Opportunities Standard Class      33,201        (20,457)          12,744
LVIP Global Income Standard Class                       22,037         (1,986)          20,051
LVIP Janus Capital Appreciation Standard Class          42,937        (31,664)          11,273
LVIP JPMorgan High Yield Standard Class                 10,896           (482)          10,414
LVIP MFS International Growth Standard Class            16,576        (10,572)           6,004
LVIP MFS Value Standard Class                           52,917        (15,842)          37,075
LVIP Mid-Cap Value Standard Class                        3,283         (5,430)          (2,147)
LVIP Mondrian International Value Standard Class       448,255        (78,891)         369,364
LVIP Money Market Standard Class                        27,107       (375,789)        (348,682)
LVIP SSgA Bond Index Standard Class                     55,145        (14,577)          40,568
LVIP SSgA Conservative Structured Allocation
   Standard Class                                           --           (105)            (105)
LVIP SSgA Developed International 150 Standard
   Class                                                 7,236         (3,157)           4,079
LVIP SSgA Emerging Markets 100 Standard Class           96,323        (40,225)          56,098
LVIP SSgA Global Tactical Allocation Standard
   Class                                                76,117        (37,550)          38,567
LVIP SSgA International Index Standard Class            12,342         (3,217)           9,125
LVIP SSgA Large Cap 100 Standard Class                   9,435         (2,870)           6,565
LVIP SSgA Moderate Index Allocation Standard Class          --             (1)              (1)
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                    --            (72)             (72)
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                           --            (38)             (38)
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                                --            (44)             (44)
LVIP SSgA S&P 500 Index Standard Class                  86,396        (39,044)          47,352
LVIP SSgA Small-Cap Index Standard Class                12,423        (13,188)            (765)
LVIP SSgA Small-Mid Cap 200 Standard Class              19,926         (7,580)          12,346
LVIP T. Rowe Price Growth Stock Standard Class              --         (7,216)          (7,216)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           --        (12,929)         (12,929)
LVIP Templeton Growth Standard Class                    18,431         (3,524)          14,907
LVIP Turner Mid-Cap Growth Standard Class                   --         (5,290)          (5,290)
LVIP Wells Fargo Intrinsic Value Standard Class         45,275        (26,165)          19,110
LVIP Wilshire 2010 Profile Standard Class                3,967         (2,628)           1,339
LVIP Wilshire 2020 Profile Standard Class                6,940         (4,763)           2,177
LVIP Wilshire 2030 Profile Standard Class               10,013         (5,925)           4,088
LVIP Wilshire 2040 Profile Standard Class               27,234        (19,328)           7,906
LVIP Wilshire Conservative Profile Standard Class      244,647        (32,923)         211,724
LVIP Wilshire Moderate Profile Standard Class        1,160,078       (212,422)         947,656
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                                    1,020,646       (182,986)         837,660
M Business Opportunity Value                             9,280         (6,959)           2,321
M Capital Appreciation                                   1,856         (5,130)          (3,274)
M International Equity                                  63,839        (11,478)          52,361
M Large Cap Growth                                       5,718         (8,731)          (3,013)
MFS VIT Core Equity Initial Class                        8,394         (5,606)           2,788
MFS VIT Growth Initial Class                            11,202        (62,309)         (51,107)
MFS VIT Total Return Initial Class                     683,410       (174,745)         508,665
MFS VIT Utilities Initial Class                        733,346       (155,481)         577,865
NB AMT Mid-Cap Growth I Class                               --       (106,418)        (106,418)
NB AMT Partners I Class                                 13,766        (13,660)             106
NB AMT Regency I Class                                  39,444        (36,850)           2,594
PIMCO VIT Commodity Real Return Administrative
   Class                                               346,511        (12,112)         334,399
Premier VIT OpCap Managed Class I                           --           (935)            (935)
Putnam VT Global Health Care Class IB                   37,485        (13,083)          24,402
Putnam VT Growth & Income Class IB                      15,432         (7,920)           7,512

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL        IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                    $   10,980     $       --     $   10,980       $  110,506      $  119,756
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                 229,715             --        229,715          400,247         610,347
LVIP Columbia Value Opportunities Standard Class           4,447             --          4,447           99,860         102,898
LVIP Delaware Bond Standard Class                      1,203,413      1,281,035      2,484,448          333,325       4,622,441
LVIP Delaware Diversified Floating Rate Standard
   Class                                                      80             --             80              638           3,036
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         97,538             --         97,538          220,959         383,674
LVIP Delaware Growth and Income Standard Class           (33,901)            --        (33,901)         250,594         224,327
LVIP Delaware Social Awareness Standard Class            (30,535)            --        (30,535)         335,918         304,453
LVIP Delaware Special Opportunities Standard Class        (6,898)            --         (6,898)         712,715         718,561
LVIP Global Income Standard Class                          7,144             --          7,144           19,272          46,467
LVIP Janus Capital Appreciation Standard Class          (113,418)            --       (113,418)         689,984         587,839
LVIP JPMorgan High Yield Standard Class                    3,332             --          3,332            4,388          18,134
LVIP MFS International Growth Standard Class             (24,743)            --        (24,743)         294,542         275,803
LVIP MFS Value Standard Class                             19,735             --         19,735          374,398         431,208
LVIP Mid-Cap Value Standard Class                         16,879             --         16,879          251,838         266,570
LVIP Mondrian International Value Standard Class        (329,879)            --       (329,879)         190,452         229,937
LVIP Money Market Standard Class                              --            241            241               --        (348,441)
LVIP SSgA Bond Index Standard Class                       25,387             --         25,387           45,694         111,649
LVIP SSgA Conservative Structured Allocation
   Standard Class                                             25             --             25            1,879           1,799
LVIP SSgA Developed International 150 Standard
   Class                                                      33             --             33           33,021          37,133
LVIP SSgA Emerging Markets 100 Standard Class            173,867             --        173,867        1,357,878       1,587,843
LVIP SSgA Global Tactical Allocation Standard
   Class                                                (166,378)            --       (166,378)         730,902         603,091
LVIP SSgA International Index Standard Class               2,248             --          2,248           52,371          63,744
LVIP SSgA Large Cap 100 Standard Class                     6,583             --          6,583           91,047         104,195
LVIP SSgA Moderate Index Allocation Standard Class            18             --             18              112             129
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                     (13)            --            (13)           1,787           1,702
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                            157             --            157            4,246           4,365
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                                  81             --             81            2,475           2,512
LVIP SSgA S&P 500 Index Standard Class                   413,340             --        413,340          550,375       1,011,067
LVIP SSgA Small-Cap Index Standard Class                 193,589             --        193,589          351,514         544,338
LVIP SSgA Small-Mid Cap 200 Standard Class               271,401             --        271,401            6,262         290,009
LVIP T. Rowe Price Growth Stock Standard Class            31,598             --         31,598          179,204         203,586
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         70,511             --         70,511          395,668         453,250
LVIP Templeton Growth Standard Class                       3,331             --          3,331           54,037          72,275
LVIP Turner Mid-Cap Growth Standard Class                 (2,291)            --         (2,291)         214,058         206,477
LVIP Wells Fargo Intrinsic Value Standard Class         (133,522)            --       (133,522)         852,356         737,944
LVIP Wilshire 2010 Profile Standard Class                 16,230             --         16,230           18,833          36,402
LVIP Wilshire 2020 Profile Standard Class                 22,929             --         22,929           55,675          80,781
LVIP Wilshire 2030 Profile Standard Class                 10,378             --         10,378          107,311         121,777
LVIP Wilshire 2040 Profile Standard Class                130,461             --        130,461          292,933         431,300
LVIP Wilshire Conservative Profile Standard Class        100,263             --        100,263          297,961         609,948
LVIP Wilshire Moderate Profile Standard Class            339,932             --        339,932        2,973,179       4,260,767
LVIP Wilshire Moderately Aggressive Profile
   Standard Class                                       (138,445)            --       (138,445)       3,470,776       4,169,991
M Business Opportunity Value                             (37,186)            --        (37,186)         158,960         124,095
M Capital Appreciation                                     6,220             --          6,220          221,859         224,805
M International Equity                                  (224,585)            --       (224,585)         229,775          57,551
M Large Cap Growth                                       (29,650)            --        (29,650)         352,667         320,004
MFS VIT Core Equity Initial Class                          9,290             --          9,290          101,374         113,452
MFS VIT Growth Initial Class                             168,947             --        168,947        1,309,734       1,427,574
MFS VIT Total Return Initial Class                      (241,133)            --       (241,133)       1,926,773       2,194,305
MFS VIT Utilities Initial Class                          115,669             --        115,669        2,040,313       2,733,847
NB AMT Mid-Cap Growth I Class                            799,619             --        799,619        3,134,121       3,827,322
NB AMT Partners I Class                                 (268,245)            --       (268,245)         548,968         280,829
NB AMT Regency I Class                                    44,522             --         44,522        1,200,469       1,247,585
PIMCO VIT Commodity Real Return Administrative
   Class                                                   9,487         59,500         68,987          297,161         700,547
Premier VIT OpCap Managed Class I                        (88,141)            --        (88,141)         112,665          23,589
Putnam VT Global Health Care Class IB                     41,960             --         41,960          (12,860)         53,502
Putnam VT Growth & Income Class IB                       (53,030)            --        (53,030)         183,753         138,235

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                                                          ABVPSF
                                                       ABVPSF GLOBAL   ABVPSF GROWTH  INTERNATIONAL  ABVPSF LARGE
                                                      THEMATIC GROWTH    AND INCOME       VALUE       CAP GROWTH
                                                          CLASS A         CLASS A        CLASS A        CLASS A
                                                        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $1,317,841     $10,253,479    $3,684,627     $1,504,118
Changes From Operations:
   - Net investment income (loss)                           (13,445)        370,423        38,869        (10,795)
   - Net realized gain (loss) on investments                (64,509)     (1,170,809)     (381,865)       (62,627)
   - Net change in unrealized appreciation or
       depreciation on investments                          894,741       2,752,079     1,751,864        642,024
                                                         ----------     -----------    ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                               816,787       1,951,693     1,408,868        568,602
Change From Unit Transactions:
   - Contract purchases                                     290,742       1,194,537       847,192        165,495
   - Contract withdrawals                                  (205,904)     (1,060,467)     (426,742)      (176,468)
   - Contract transfers                                     408,152        (202,060)       24,715        (79,349)
                                                         ----------     -----------    ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        492,990         (67,990)      445,165        (90,322)
                                                         ----------     -----------    ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,309,777       1,883,703     1,854,033        478,280
                                                         ----------     -----------    ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                           2,627,618      12,137,182     5,538,660      1,982,398
Changes From Operations:
   - Net investment income (loss)                            34,763         (81,509)      160,359         (5,210)
   - Net realized gain (loss) on investments                 67,596        (695,843)     (227,719)        11,600
   - Net change in unrealized appreciation or
       depreciation on investments                          336,780       2,184,774       382,674        161,860
                                                         ----------     -----------    ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                               439,139       1,407,422       315,314        168,250
Change From Unit Transactions:
   - Contract purchases                                     404,113       1,110,200       884,917        114,028
   - Contract withdrawals                                  (281,365)     (1,161,386)     (492,442)      (165,409)
   - Contract transfers                                    (136,650)       (476,182)      348,726       (121,731)
                                                         ----------     -----------    ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        (13,902)       (527,368)      741,201       (173,112)
                                                         ----------     -----------    ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     425,237         880,054     1,056,515         (4,862)
                                                         ----------     -----------    ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                          $3,052,855     $13,017,236    $6,595,175     $1,977,536
                                                         ==========     ===========    ==========     ==========

                                                                       AMERICAN                      AMERICAN
                                                                        CENTURY      AMERICAN          FUNDS        AMERICAN
                                                          ABVPSF     VP INFLATION      FUNDS       GLOBAL SMALL       FUNDS
                                                      SMALL/MID CAP   PROTECTION   GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                                      VALUE CLASS A     CLASS I       CLASS 2         CLASS 2        CLASS 2
                                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $ 8,724,818   $ 8,175,893    $ 9,683,013    $13,941,947    $ 72,825,695
Changes From Operations:
   - Net investment income (loss)                           39,068       183,639         96,375        (87,554)        (32,960)
   - Net realized gain (loss) on investments              (448,574)        6,322       (707,204)    (1,202,732)     (5,331,682)
   - Net change in unrealized appreciation or
       depreciation on investments                       3,949,313       888,456      4,588,893     11,025,846      32,376,733
                                                       -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            3,539,807     1,078,417      3,978,064      9,735,560      27,012,091
Change From Unit Transactions:
   - Contract purchases                                  1,166,240     1,520,235      2,999,217      3,737,452      11,150,217
   - Contract withdrawals                               (1,093,442)   (1,532,902)    (1,148,220)    (2,460,058)     (9,364,499)
   - Contract transfers                                   (824,390)    6,006,087     (1,356,879)    (1,103,169)     (5,660,557)
                                                       -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (751,592)    5,993,420        494,118        174,225      (3,874,839)
                                                       -----------   -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,788,215     7,071,837      4,472,182      9,909,785      23,137,252
                                                       -----------   -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2009                         11,513,033    15,247,730     14,155,195     23,851,732      95,962,947
Changes From Operations:
   - Net investment income (loss)                          (30,687)      210,194        146,419        274,671          49,271
   - Net realized gain (loss) on investments               (31,287)      523,586        (42,093)       610,073         (59,289)
   - Net change in unrealized appreciation or
       depreciation on investments                       3,016,170        78,713      1,632,430      4,149,286      16,821,944
                                                       -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            2,954,196       812,493      1,736,756      5,034,030      16,811,926
Change From Unit Transactions:
   - Contract purchases                                  1,156,939     1,636,573      2,113,251      2,731,432      10,631,627
   - Contract withdrawals                               (1,132,429)   (1,582,572)    (1,398,633)    (2,633,972)    (10,521,969)
   - Contract transfers                                   (302,344)   (1,868,151)       738,988       (361,616)     (4,660,374)
                                                       -----------   -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (277,834)   (1,814,150)     1,453,606       (264,156)     (4,550,716)
                                                       -----------   -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,676,362    (1,001,657)     3,190,362      4,769,874      12,261,210
                                                       -----------   -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                        $14,189,395   $14,246,073    $17,345,557    $28,621,606    $108,224,157
                                                       ===========   ===========    ===========    ===========    ============

                                                         AMERICAN      AMERICAN        BLACKROCK      DELAWARE VIP
                                                      FUNDS GROWTH-      FUNDS          GLOBAL         DIVERSIFIED
                                                          INCOME     INTERNATIONAL  ALLOCATION V.I.      INCOME
                                                         CLASS 2        CLASS 2         CLASS I      STANDARD CLASS
                                                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $59,393,634    $34,913,432     $        --     $12,962,662
Changes From Operations:
   - Net investment income (loss)                          580,108        348,087          23,572         775,536
   - Net realized gain (loss) on investments            (3,961,510)    (1,773,863)          3,718          82,316
   - Net change in unrealized appreciation or
       depreciation on investments                      20,615,934     16,333,472          32,802       3,182,654
                                                       -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                           17,234,532     14,907,696          60,092       4,040,506
Change From Unit Transactions:
   - Contract purchases                                  9,012,465      6,424,222         590,757       2,021,274
   - Contract withdrawals                               (7,044,106)    (4,235,881)        (84,140)     (1,982,897)
   - Contract transfers                                 (5,045,792)    (3,488,282)      1,789,455      16,642,535
                                                       -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (3,077,433)    (1,299,941)      2,296,072      16,680,912
                                                       -----------    -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 14,157,099     13,607,755       2,356,164      20,721,418
                                                       -----------    -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                         73,550,733     48,521,187       2,356,164      33,684,080
Changes From Operations:
   - Net investment income (loss)                          628,660        670,752          97,484         904,669
   - Net realized gain (loss) on investments              (739,149)       167,299          78,185       1,391,786
   - Net change in unrealized appreciation or
       depreciation on investments                       8,114,991      2,429,405         673,604        (578,752)
                                                       -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            8,004,502      3,267,456         849,273       1,717,703
Change From Unit Transactions:
   - Contract purchases                                  8,227,201      5,499,203       3,244,200       3,122,976
   - Contract withdrawals                               (7,087,578)    (5,160,835)       (733,619)     (2,487,465)
   - Contract transfers                                   (831,106)        12,919       5,888,153      (9,662,756)
                                                       -----------    -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       308,517        351,287       8,398,734      (9,027,245)
                                                       -----------    -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  8,313,019      3,618,743       9,248,007      (7,309,542)
                                                       -----------    -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                        $81,863,752    $52,139,930     $11,604,171     $26,374,538
                                                       ===========    ===========     ===========     ===========

See accompanying notes.

                                                                                       DELAWARE VIP
                                                       DELAWARE VIP                    LIMITED-TERM
                                                         EMERGING      DELAWARE VIP     DIVERSIFIED    DELAWARE VIP
                                                          MARKETS       HIGH YIELD        INCOME           REIT
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $13,022,044     $10,140,055      $1,027,888     $15,119,282
Changes From Operations:
   - Net investment income (loss)                          122,136         856,164          48,182         549,652
   - Net realized gain (loss) on investments               469,508        (335,917)         32,798      (4,418,107)
   - Net change in unrealized appreciation or
       depreciation on investments                      11,567,551       5,006,450          95,316       7,086,294
                                                       -----------     -----------      ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                           12,159,195       5,526,697         176,296       3,217,839
Change From Unit Transactions:
   - Contract purchases                                  2,477,099       1,444,115         431,363       1,625,660
   - Contract withdrawals                               (2,221,083)     (1,259,469)       (225,567)     (1,572,059)
   - Contract transfers                                 (1,193,323)      2,175,835         892,536      (1,211,788)
                                                       -----------     -----------      ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (937,307)      2,360,481       1,098,332      (1,158,187)
                                                       -----------     -----------      ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 11,221,888       7,887,178       1,274,628       2,059,652
                                                       -----------     -----------      ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                         24,243,932      18,027,233       2,302,516      17,178,934
Changes From Operations:
   - Net investment income (loss)                           27,374       1,255,886          53,971         467,517
   - Net realized gain (loss) on investments             1,937,306         774,048          44,690      (2,199,641)
   - Net change in unrealized appreciation or
       depreciation on investments                       2,379,867         413,759           3,230       6,532,777
                                                       -----------     -----------      ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            4,344,547       2,443,693         101,891       4,800,653
Change From Unit Transactions:
   - Contract purchases                                  2,926,677       1,476,617       1,305,066       1,940,381
   - Contract withdrawals                               (2,876,825)     (1,880,929)       (428,797)     (2,108,703)
   - Contract transfers                                   (610,761)     (1,244,621)      1,241,580       3,344,039
                                                       -----------     -----------      ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (560,909)     (1,648,933)      2,117,849       3,175,717
                                                       -----------     -----------      ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,783,638         794,760       2,219,740       7,976,370
                                                       -----------     -----------      ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                        $28,027,570     $18,821,993      $4,522,256     $25,155,304
                                                       ===========     ===========      ==========     ===========

                                                       DELAWARE VIP    DELAWARE VIP
                                                          SMALL            SMID          DELAWARE      DELAWARE VIP    DELAWARE VIP
                                                        CAP VALUE       CAP GROWTH       VIP TREND     U.S. GROWTH        VALUE
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $26,897,132     $        --     $ 11,988,101     $  656,223     $ 9,582,472
Changes From Operations:
   - Net investment income (loss)                           65,674              --         (100,876)        (4,258)        229,236
   - Net realized gain (loss) on investments            (3,195,445)             --       (1,452,121)       (25,872)     (1,222,747)
   - Net change in unrealized appreciation or
       depreciation on investments                       9,930,680              --        7,496,919        366,815       2,557,090
                                                       -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            6,800,909              --        5,943,922        336,685       1,563,579
Change From Unit Transactions:
   - Contract purchases                                  2,831,648              --        1,585,953        137,828       1,414,227
   - Contract withdrawals                               (2,943,775)             --       (2,147,461)       (99,954)     (1,050,514)
   - Contract transfers                                 (4,264,980)             --       (1,202,552)       163,492        (570,731)
                                                       -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (4,377,107)             --       (1,764,060)       201,366        (207,018)
                                                       -----------     -----------     ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,423,802              --        4,179,862        538,051       1,356,561
                                                       -----------     -----------     ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                         29,320,934              --       16,167,963      1,194,274      10,939,033
Changes From Operations:
   - Net investment income (loss)                           (9,179)        (27,371)         (85,524)        (6,357)        192,686
   - Net realized gain (loss) on investments               623,556         153,938        2,370,558         13,597        (471,428)
   - Net change in unrealized appreciation or
       depreciation on investments                       8,830,003       2,185,531          639,667        130,102       1,849,612
                                                       -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            9,444,380       2,312,098        2,924,701        137,342       1,570,870
Change From Unit Transactions:
   - Contract purchases                                  3,392,994         330,475          921,729        206,427       1,253,666
   - Contract withdrawals                               (3,834,536)       (385,203)      (1,724,018)      (143,139)     (1,109,397)
   - Contract transfers                                  1,973,279      16,865,429      (18,290,375)       (38,449)        (10,434)
                                                       -----------     -----------     ------------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     1,531,737      16,810,701      (19,092,664)        24,839         133,835
                                                       -----------     -----------     ------------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 10,976,117      19,122,799      (16,167,963)       162,181       1,704,705
                                                       -----------     -----------     ------------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                        $40,297,051     $19,122,799     $         --     $1,356,455     $12,643,738
                                                       ===========     ===========     ============     ==========     ===========

                                                          DWS VIP         DWS VIP      DWS VIP     FIDELITY VIP
                                                        ALTERNATIVE      EQUITY 500   SMALL CAP       ASSET
                                                      ASSET ALLOCATION     INDEX        INDEX        MANAGER
                                                        PLUS CLASS A      CLASS A      CLASS A    INITIAL CLASS
                                                         SUBACCOUNT      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $       --     $33,610,627  $ 7,820,495    $ 691,287
Changes From Operations:
   - Net investment income (loss)                              (224)        684,732       85,548        9,378
   - Net realized gain (loss) on investments                    119      (2,352,336)    (272,683)     (63,588)
   - Net change in unrealized appreciation or
       depreciation on investments                            6,615       9,253,395    2,132,877      218,983
                                                         ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 6,510       7,585,791    1,945,742      164,773
Change From Unit Transactions:
   - Contract purchases                                      19,568       3,381,551      776,848       54,799
   - Contract withdrawals                                    (3,658)     (4,618,421)    (812,514)    (155,608)
   - Contract transfers                                     114,711      (2,235,766)    (301,011)     (78,312)
                                                         ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        130,621      (3,472,636)    (336,677)    (179,121)
                                                         ----------     -----------  -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     137,131       4,113,155    1,609,065      (14,348)
                                                         ----------     -----------  -----------    ---------
NET ASSETS AT DECEMBER 31, 2009                             137,131      37,723,782    9,429,560      676,939
Changes From Operations:
   - Net investment income (loss)                             1,289         468,496       20,358        7,314
   - Net realized gain (loss) on investments                  5,931         (52,909)    (228,021)      (4,150)
   - Net change in unrealized appreciation or
       depreciation on investments                           59,573       4,481,476    2,428,147      100,715
                                                         ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                66,793       4,897,063    2,220,484      103,879
Change From Unit Transactions:
   - Contract purchases                                     116,595       2,750,807      662,969       54,532
   - Contract withdrawals                                   (48,791)     (5,068,935)  (1,438,533)    (173,110)
   - Contract transfers                                     740,349      (1,175,794)    (670,735)     167,659
                                                         ----------     -----------  -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        808,153      (3,493,922)  (1,446,299)      49,081
                                                         ----------     -----------  -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     874,946       1,403,141      774,185      152,960
                                                         ----------     -----------  -----------    ---------
NET ASSETS AT DECEMBER 31, 2010                          $1,012,077     $39,126,923  $10,203,745    $ 829,899
                                                         ==========     ===========  ===========    =========


See accompanying notes.

                                                       FIDELITY VIP  FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                                        CONTRAFUND   EQUITY-INCOME  EQUITY-INCOME      GROWTH
                                                      SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  SERVICE CLASS
                                                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $35,691,033    $2,551,056     $4,509,403     $ 5,363,097
Changes From Operations:
   - Net investment income (loss)                          255,665        36,669         65,210         (21,291)
   - Net realized gain (loss) on investments            (4,474,872)     (314,849)      (686,660)       (750,567)
   - Net change in unrealized appreciation or
       depreciation on investments                      16,699,175       993,299      1,845,304       2,003,335
                                                       -----------    ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                           12,479,968       715,119      1,223,854       1,231,477
Change From Unit Transactions:
   - Contract purchases                                  5,632,770       211,805        480,111         747,174
   - Contract withdrawals                               (4,928,785)     (549,398)      (370,924)       (694,635)
   - Contract transfers                                 (1,479,491)      (45,387)      (664,010)     (1,015,353)
                                                       -----------    ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (775,506)     (382,980)      (554,823)       (962,814)
                                                       -----------    ----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 11,704,462       332,139        669,031         268,663
                                                       -----------    ----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                         47,395,495     2,883,195      5,178,434       5,631,760
Changes From Operations:
   - Net investment income (loss)                          246,294        24,351         52,783         (31,595)
   - Net realized gain (loss) on investments            (1,800,396)     (398,654)      (176,894)        (90,128)
   - Net change in unrealized appreciation or
       depreciation on investments                       9,319,713       719,293        839,652       1,409,358
                                                       -----------    ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            7,765,611       344,990        715,541       1,287,635
Change From Unit Transactions:
   - Contract purchases                                  5,571,436       174,744        444,658         860,764
   - Contract withdrawals                               (4,658,736)     (629,438)      (426,162)       (663,654)
   - Contract transfers                                   (275,372)     (186,967)      (199,033)       (153,971)
                                                       -----------    ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       637,328      (641,661)      (180,537)         43,139
                                                       -----------    ----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  8,402,939      (296,671)       535,004       1,330,774
                                                       -----------    ----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010                        $55,798,434    $2,586,524     $5,713,438     $ 6,962,534
                                                       ===========    ==========     ==========     ===========

                                                      FIDELITY VIP                  FIDELITY VIP
                                                         GROWTH      FIDELITY VIP    INVESTMENT     FIDELITY VIP  FIDELITY VIP
                                                      OPPORTUNITIES   HIGH INCOME    GRADE BOND       MID CAP       OVERSEAS
                                                      SERVICE CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  SERVICE CLASS
                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $1,987,120     $1,105,974     $2,052,274     $ 5,815,696    $3,987,824
Changes From Operations:
   - Net investment income (loss)                          (8,141)        94,560        164,555           2,706        62,982
   - Net realized gain (loss) on investments             (412,154)       (85,835)       (24,666)       (624,353)     (437,706)
   - Net change in unrealized appreciation or
       depreciation on investments                      1,249,009        468,473        128,867       2,979,891     1,436,211
                                                       ----------     ----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             828,714        477,198        268,756       2,358,244     1,061,487
Change From Unit Transactions:
   - Contract purchases                                   253,521        121,630        174,276       1,625,830       629,035
   - Contract withdrawals                                (366,643)      (258,738)      (381,234)       (818,833)     (410,709)
   - Contract transfers                                  (160,451)        29,365        (94,026)        253,318      (144,885)
                                                       ----------     ----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (273,573)      (107,743)      (300,984)      1,060,315        73,441
                                                       ----------     ----------     ----------     -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   555,141        369,455        (32,228)      3,418,559     1,134,928
                                                       ----------     ----------     ----------     -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                         2,542,261      1,475,429      2,020,046       9,234,255     5,122,752
Changes From Operations:
   - Net investment income (loss)                         (12,407)       107,748         49,430         (31,625)       35,941
   - Net realized gain (loss) on investments              (42,223)        (2,734)        69,233          83,824      (306,612)
   - Net change in unrealized appreciation or
       depreciation on investments                        604,526         83,259          9,233       2,729,556       895,550
                                                       ----------     ----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             549,896        188,273        127,896       2,781,755       624,879
Change From Unit Transactions:
   - Contract purchases                                   229,360        109,377        116,001       2,291,913       696,802
   - Contract withdrawals                                (340,448)      (213,300)      (598,602)     (1,062,959)     (496,427)
   - Contract transfers                                   (81,006)        37,553        138,429         395,865        81,758
                                                       ----------     ----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (192,094)       (66,370)      (344,172)      1,624,819       282,133
                                                       ----------     ----------     ----------     -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   357,802        121,903       (216,276)      4,406,574       907,012
                                                       ----------     ----------     ----------     -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                        $2,900,063     $1,597,332     $1,803,770     $13,640,829    $6,029,764
                                                       ==========     ==========     ==========     ===========    ==========

                                                        FTVIPT    FTVIPT FRANKLIN    FTVIPT      FTVIPT
                                                       FRANKLIN    SMALL-MID CAP     MUTUAL    TEMPLETON
                                                        INCOME        GROWTH         SHARES     FOREIGN
                                                      SECURITIES    SECURITIES     SECURITIES  SECURITIES
                                                        CLASS 1       CLASS 1        CLASS 1    CLASS 1
                                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                         $3,768,725    $ 6,106,588    $2,643,660  $2,373,109
Changes From Operations:
   - Net investment income (loss)                        399,072        (50,235)       60,126      71,949
   - Net realized gain (loss) on investments            (319,055)      (506,430)     (170,465)    (99,506)
   - Net change in unrealized appreciation or
       depreciation on investments                     1,579,052      3,200,956       964,336     800,354
                                                      ----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                          1,659,069      2,644,291       853,997     772,797
Change From Unit Transactions:
   - Contract purchases                                  928,576        899,664       962,858     162,991
   - Contract withdrawals                               (527,701)      (726,025)     (381,974)   (490,052)
   - Contract transfers                                  638,216       (319,073)      612,699    (161,972)
                                                      ----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                   1,039,091       (145,434)    1,193,583    (489,033)
                                                      ----------    -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                2,698,160      2,498,857     2,047,580     283,764
                                                      ----------    -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                        6,466,885      8,605,445     4,691,240   2,656,873
Changes From Operations:
   - Net investment income (loss)                        454,251        (62,796)       83,254      33,271
   - Net realized gain (loss) on investments              51,902         10,469       (57,007)   (157,457)
   - Net change in unrealized appreciation or
       depreciation on investments                       404,808      2,355,161       648,629     283,645
                                                      ----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            910,961      2,302,834       674,876     159,459
Change From Unit Transactions:
   - Contract purchases                                1,514,712      1,084,768     1,794,867     132,498
   - Contract withdrawals                               (624,984)      (954,114)     (728,972)   (558,701)
   - Contract transfers                                  697,498        323,275     1,035,530    (133,408)
                                                      ----------    -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                   1,587,226        453,929     2,101,425    (559,611)
                                                      ----------    -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                2,498,187      2,756,763     2,776,301    (400,152)
                                                      ----------    -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                       $8,965,072    $11,362,208    $7,467,541  $2,256,721
                                                      ==========    ===========    ==========  ==========

See accompanying notes.

                                                         FTVIPT       FTVIPT       FTVIPT       FTVIPT
                                                       TEMPLETON     TEMPLETON    TEMPLETON    TEMPLETON
                                                        FOREIGN    GLOBAL ASSET  GLOBAL BOND    GROWTH
                                                       SECURITIES   ALLOCATION   SECURITIES   SECURITIES
                                                        CLASS 2       CLASS 1      CLASS 1      CLASS 1
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                         $ 4,430,820  $   788,610   $ 5,492,483  $5,763,916
Changes From Operations:
   - Net investment income (loss)                         122,178       76,099     1,305,554     171,888
   - Net realized gain (loss) on investments             (179,122)     (68,405)      109,541    (622,889)
   - Net change in unrealized appreciation or
       depreciation on investments                      1,438,310      179,560       219,893   2,046,852
                                                      -----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                           1,381,366      187,254     1,634,988   1,595,851
Change From Unit Transactions:
   - Contract purchases                                   457,368       31,349       924,281     640,609
   - Contract withdrawals                              (1,328,899)    (121,936)     (850,326)   (642,522)
   - Contract transfers                                  (576,321)     153,163     4,501,221    (814,911)
                                                      -----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                   (1,447,852)      62,576     4,575,176    (816,824)
                                                      -----------  -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (66,486)     249,830     6,210,164     779,027
                                                      -----------  -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2009                         4,364,334    1,038,440    11,702,647   6,542,943
Changes From Operations:
   - Net investment income (loss)                          47,756       (1,940)      123,436      56,138
   - Net realized gain (loss) on investments              (81,448)    (340,381)      659,135    (163,363)
   - Net change in unrealized appreciation or
       depreciation on investments                        325,755      369,199       808,625     563,515
                                                      -----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             292,063       26,878     1,591,196     456,290
Change From Unit Transactions:
   - Contract purchases                                   413,313        8,371       947,500     588,148
   - Contract withdrawals                                (522,939)     (84,615)     (875,196)   (618,645)
   - Contract transfers                                  (193,569)    (989,074)   (2,528,953)    (39,717)
                                                      -----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (303,195)  (1,065,318)   (2,456,649)    (70,214)
                                                      -----------  -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (11,132)  (1,038,440)     (865,453)    386,076
                                                      -----------  -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2010                       $ 4,353,202  $        --   $10,837,194  $6,929,019
                                                      ===========  ===========   ===========  ==========

                                                        FTVIPT
                                                      TEMPLETON   INVESCO V.I.                INVESCO V.I.   INVESCO V.I.
                                                        GROWTH       CAPITAL    INVESCO V.I.  DIVERSIFIED   INTERNATIONAL
                                                      SECURITIES  APPRECIATION  CORE EQUITY      INCOME         GROWTH
                                                       CLASS 2      SERIES I      SERIES I      SERIES I       SERIES I
                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                         $2,050,155  $12,045,256   $15,227,547    $ 500,508     $ 5,673,697
Changes From Operations:
   - Net investment income (loss)                         36,945      (17,263)      154,923       46,236          39,418
   - Net realized gain (loss) on investments            (488,622)  (1,945,085)     (841,603)     (60,344)        147,072
   - Net change in unrealized appreciation or
       depreciation on investments                       809,416    4,093,532     4,375,716       60,711       1,434,764
                                                      ----------  -----------   -----------    ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            357,739    2,131,184     3,689,036       46,603       1,621,254
Change From Unit Transactions:
   - Contract purchases                                  162,351    1,442,276     1,550,499       39,924         520,874
   - Contract withdrawals                               (270,243)  (2,393,967)   (2,833,388)    (108,849)       (836,013)
   - Contract transfers                                 (525,625)    (930,313)   (1,353,321)      34,307        (943,415)
                                                      ----------  -----------   -----------    ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (633,517)  (1,882,004)   (2,636,210)     (34,618)     (1,258,554)
                                                      ----------  -----------   -----------    ---------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (275,778)     249,180     1,052,826       11,985         362,700
                                                      ----------  -----------   -----------    ---------     -----------
NET ASSETS AT DECEMBER 31, 2009                        1,774,377   12,294,436    16,280,373      512,493       6,036,397
Changes From Operations:
   - Net investment income (loss)                         10,458        6,927        45,795       36,177          95,763
   - Net realized gain (loss) on investments            (115,225)  (1,138,127)       60,044      (89,824)        415,875
   - Net change in unrealized appreciation or
       depreciation on investments                       199,384    2,742,252     1,217,003      101,068         163,774
                                                      ----------  -----------   -----------    ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             94,617    1,611,052     1,322,842       47,421         675,412
Change From Unit Transactions:
   - Contract purchases                                  132,504    1,231,759     1,381,584       35,621         438,715
   - Contract withdrawals                               (266,551)  (1,956,110)   (2,258,961)    (219,275)       (580,357)
   - Contract transfers                                 (160,675)    (590,541)     (594,923)     257,707        (264,807)
                                                      ----------  -----------   -----------    ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (294,722)  (1,314,892)   (1,472,300)      74,053        (406,449)
                                                      ----------  -----------   -----------    ---------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (200,105)     296,160      (149,458)     121,474         268,963
                                                      ----------  -----------   -----------    ---------     -----------
NET ASSETS AT DECEMBER 31, 2010                       $1,574,272  $12,590,596   $16,130,915    $ 633,967     $ 6,305,360
                                                      ==========  ===========   ===========    =========     ===========

                                                        JANUS ASPEN     JANUS ASPEN    JANUS ASPEN    JANUS ASPEN
                                                      SERIES BALANCED      SERIES         SERIES     SERIES GLOBAL
                                                       INSTITUTIONAL      BALANCED      ENTERPRISE     TECHNOLOGY
                                                           CLASS       SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $10,317,188     $5,521,434     $ 3,540,603    $  995,979
Changes From Operations:
   - Net investment income (loss)                           233,560        147,595         (23,222)      (10,599)
   - Net realized gain (loss) on investments                448,730        239,110        (657,380)       (9,124)
   - Net change in unrealized appreciation or
       depreciation on investments                        1,669,384      1,205,280       1,808,216       601,176
                                                        -----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             2,351,674      1,591,985       1,127,614       581,453
Change From Unit Transactions:
   - Contract purchases                                     845,194        498,477         328,300       149,276
   - Contract withdrawals                                (2,045,288)      (456,655)       (401,235)     (300,498)
   - Contract transfers                                    (507,466)     1,135,635      (1,387,440)       65,745
                                                        -----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (1,707,560)     1,177,457      (1,460,375)      (85,477)
                                                        -----------     ----------     -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     644,114      2,769,442        (332,761)      495,976
                                                        -----------     ----------     -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                          10,961,302      8,290,876       3,207,842     1,491,955
Changes From Operations:
   - Net investment income (loss)                           233,549        159,906         (22,027)      (12,348)
   - Net realized gain (loss) on investments                349,743        359,520          58,397       152,990
   - Net change in unrealized appreciation or
       depreciation on investments                          210,314         53,790         667,827       236,459
                                                        -----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                               793,606        573,216         704,197       377,101
Change From Unit Transactions:
   - Contract purchases                                     774,252        491,466         293,675       135,121
   - Contract withdrawals                                (1,475,542)      (545,991)       (426,620)     (247,491)
   - Contract transfers                                     (96,820)       472,196         110,176       180,387
                                                        -----------     ----------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       (798,110)       417,671         (22,769)       68,017
                                                        -----------     ----------     -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (4,504)       990,887         681,428       445,118
                                                        -----------     ----------     -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                         $10,956,798     $9,281,763     $ 3,889,270    $1,937,073
                                                        ===========     ==========     ===========    ==========

See accompanying notes.

                                                                        JANUS ASPEN
                                                        JANUS ASPEN        SERIES         LVIP            LVIP
                                                      SERIES WORLDWIDE   WORLDWIDE    BARON GROWTH    BARON GROWTH
                                                        INSTITUTIONAL     SERVICE    OPPORTUNITIES   OPPORTUNITIES
                                                           CLASS           CLASS     STANDARD CLASS  SERVICE CLASS
                                                         SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $ 7,851,599     $1,751,153      $262,145      $4,434,309
Changes From Operations:
   - Net investment income (loss)                            54,705          9,500        (3,248)        (33,095)
   - Net realized gain (loss) on investments             (1,418,629)       (59,520)      (23,654)       (432,668)
   - Net change in unrealized appreciation or
       depreciation on investments                        4,045,911        669,554       184,341       2,019,296
                                                        -----------     ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             2,681,987        619,534       157,439       1,553,533
Change From Unit Transactions:
   - Contract purchases                                     980,687        219,270        56,279         616,504
   - Contract withdrawals                                (1,364,268)      (230,187)      (38,547)       (854,647)
   - Contract transfers                                    (730,479)      (110,945)      159,045         (29,266)
                                                        -----------     ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (1,114,060)      (121,862)      176,777        (267,409)
                                                        -----------     ----------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,567,927        497,672       334,216       1,286,124
                                                        -----------     ----------      --------      ----------
NET ASSETS AT DECEMBER 31, 2009                           9,419,526      2,248,825       596,361       5,720,433
Changes From Operations:
   - Net investment income (loss)                              (596)        (6,602)       (4,562)        (36,859)
   - Net realized gain (loss) on investments               (753,944)        18,399        27,888         173,179
   - Net change in unrealized appreciation or
       depreciation on investments                        2,076,339        279,297       116,097       1,327,170
                                                        -----------     ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             1,321,799        291,094       139,423       1,463,490
Change From Unit Transactions:
   - Contract purchases                                     853,136        179,926        44,788         790,237
   - Contract withdrawals                                (1,473,782)      (199,977)      (51,437)       (743,651)
   - Contract transfers                                    (374,354)      (253,494)       19,005        (137,406)
                                                        -----------     ----------      --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       (995,000)      (273,545)       12,356         (90,820)
                                                        -----------     ----------      --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     326,799         17,549       151,779       1,372,670
                                                        -----------     ----------      --------      ----------
NET ASSETS AT DECEMBER 31, 2010                         $ 9,746,325     $2,266,374      $748,140      $7,093,103
                                                        ===========     ==========      ========      ==========

                                                           LVIP                            LVIP            LVIP
                                                         BLACKROCK                    COHEN & STEERS     COLUMBIA          LVIP
                                                         INFLATION         LVIP           GLOBAL          VALUE          DELAWARE
                                                      PROTECTED BOND  CAPITAL GROWTH    REAL ESTATE   OPPORTUNITIES        BOND
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $     --        $151,365       $1,412,407       $124,965      $48,208,373
Changes From Operations:
   - Net investment income (loss)                              --            (204)         (12,286)           104        2,041,098
   - Net realized gain (loss) on investments                   --           1,707          (73,943)       (14,147)         (42,825)
   - Net change in unrealized appreciation or
       depreciation on investments                             --         103,252          951,644         60,719        6,775,099
                                                         --------        --------       ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  --         104,755          865,415         46,676        8,773,372
Change From Unit Transactions:
   - Contract purchases                                        --          36,753          452,903         84,453        4,748,549
   - Contract withdrawals                                      --         (24,594)        (244,094)       (28,358)      (5,996,714)
   - Contract transfers                                        --         120,284          606,482          1,786        4,759,005
                                                         --------        --------       ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           --         132,443          815,291         57,881        3,510,840
                                                         --------        --------       ----------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        --         237,198        1,680,706        104,557       12,284,212
                                                         --------        --------       ----------       --------      -----------
NET ASSETS AT DECEMBER 31, 2009                                --         388,563        3,093,113        229,522       60,492,585
Changes From Operations:
   - Net investment income (loss)                           5,715          (1,730)         (19,615)        (1,409)       1,804,668
   - Net realized gain (loss) on investments                 (318)         10,980          229,715          4,447        2,484,448
   - Net change in unrealized appreciation or
       depreciation on investments                        (12,860)        110,506          400,247         99,860          333,325
                                                         --------        --------       ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              (7,463)        119,756          610,347        102,898        4,622,441
Change From Unit Transactions:
   - Contract purchases                                   415,847         117,116          871,316        178,989        5,300,664
   - Contract withdrawals                                 (39,063)        (44,747)        (357,934)       (61,238)      (6,376,084)
   - Contract transfers                                   388,789         215,610          (50,917)       216,321        2,139,447
                                                         --------        --------       ----------       --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      765,573         287,979          462,465        334,072        1,064,027
                                                         --------        --------       ----------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   758,110         407,735        1,072,812        436,970        5,686,468
                                                         --------        --------       ----------       --------      -----------
NET ASSETS AT DECEMBER 31, 2010                          $758,110        $796,298       $4,165,925       $666,492      $66,179,053
                                                         ========        ========       ==========       ========      ===========

                                                                           LVIP
                                                           LVIP          DELAWARE          LVIP            LVIP
                                                         DELAWARE       FOUNDATION       DELAWARE        DELAWARE
                                                       DIVERSIFIED      AGGRESSIVE      GROWTH AND        SOCIAL
                                                      FLOATING RATE     ALLOCATION        INCOME        AWARENESS
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                            $     --       $2,425,259      $1,511,079      $2,438,386
Changes From Operations:
   - Net investment income (loss)                              --           29,553           7,771              14
   - Net realized gain (loss) on investments                   --         (218,015)       (277,743)        (90,236)
   - Net change in unrealized appreciation or
       depreciation on investments                             --        1,137,666         552,145         756,661
                                                         --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  --          949,204         282,173         666,439
Change From Unit Transactions:
   - Contract purchases                                        --          429,346         196,154         267,522
   - Contract withdrawals                                      --         (299,815)       (112,060)       (311,874)
   - Contract transfers                                        --         (144,839)       (151,605)       (146,475)
                                                         --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           --          (15,308)        (67,511)       (190,827)
                                                         --------       ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        --          933,896         214,662         475,612
                                                         --------       ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2009                                --        3,359,155       1,725,741       2,913,998
Changes From Operations:
   - Net investment income (loss)                           2,318           65,177           7,634            (930)
   - Net realized gain (loss) on investments                   80           97,538         (33,901)        (30,535)
   - Net change in unrealized appreciation or
       depreciation on investments                            638          220,959         250,594         335,918
                                                         --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                               3,036          383,674         224,327         304,453
Change From Unit Transactions:
   - Contract purchases                                   245,037          350,301         305,240         257,011
   - Contract withdrawals                                 (15,306)        (307,031)       (134,777)       (305,158)
   - Contract transfers                                   214,540         (546,889)         (4,700)        (30,437)
                                                         --------       ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      444,271         (503,619)        165,763         (78,584)
                                                         --------       ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   447,307         (119,945)        390,090         225,869
                                                         --------       ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                          $447,307       $3,239,210      $2,115,831      $3,139,867
                                                         ========       ==========      ==========      ==========

See accompanying notes.

                                                           LVIP
                                                         DELAWARE                          LVIP            LVIP
                                                         SPECIAL           LVIP       JANUS CAPITAL      JPMORGAN
                                                      OPPORTUNITIES   GLOBAL INCOME    APPRECIATION     HIGH YIELD
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $  438,975      $     --       $4,315,071        $     --
Changes From Operations:
   - Net investment income (loss)                            1,824         2,941            4,259              --
   - Net realized gain (loss) on investments               (48,436)          698         (535,180)             --
   - Net change in unrealized appreciation or
       depreciation on investments                         146,421         1,948        2,068,619              --
                                                        ----------      --------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          99,809         5,587        1,537,698              --
Change From Unit Transactions:
   - Contract purchases                                    106,492        64,590          607,713              --
   - Contract withdrawals                                  (33,034)      (14,318)        (838,139)             --
   - Contract transfers                                    (46,967)      213,100         (231,811)             --
                                                        ----------      --------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        26,491       263,372         (462,237)             --
                                                        ----------      --------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    126,300       268,959        1,075,461              --
                                                        ----------      --------       ----------        --------
NET ASSETS AT DECEMBER 31, 2009                            565,275       268,959        5,390,532              --
Changes From Operations:
   - Net investment income (loss)                           12,744        20,051           11,273          10,414
   - Net realized gain (loss) on investments                (6,898)        7,144         (113,418)          3,332
   - Net change in unrealized appreciation or
       depreciation on investments                         712,715        19,272          689,984           4,388
                                                        ----------      --------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         718,561        46,467          587,839          18,134
Change From Unit Transactions:
   - Contract purchases                                    715,796       450,393          711,820         270,338
   - Contract withdrawals                                 (204,671)      (87,917)        (607,251)        (23,876)
   - Contract transfers                                  3,413,123       314,001          137,720         178,137
                                                        ----------      --------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     3,924,248       676,477          242,289         424,599
                                                        ----------      --------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,642,809       722,944          830,128         442,733
                                                        ----------      --------       ----------        --------
NET ASSETS AT DECEMBER 31, 2010                         $5,208,084      $991,903       $6,220,660        $442,733
                                                        ==========      ========       ==========        ========

                                                           LVIP                                            LVIP
                                                           MFS                                           MONDRIAN
                                                      INTERNATIONAL        LVIP            LVIP        INTERNATIONAL       LVIP
                                                          GROWTH         MFS VALUE     MID-CAP VALUE       VALUE       MONEY MARKET
                                                      STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $  881,866      $1,229,617      $  529,432     $13,039,760     $ 68,869,629
Changes From Operations:
   - Net investment income (loss)                            4,958          17,881             407         299,933         (241,563)
   - Net realized gain (loss) on investments              (131,868)        (68,666)        (49,539)     (1,848,609)             675
   - Net change in unrealized appreciation or
       depreciation on investments                         472,907         441,917         273,267       3,410,527               (1)
                                                        ----------      ----------      ----------     -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         345,997         391,132         224,135       1,861,851         (240,889)
Change From Unit Transactions:
   - Contract purchases                                    405,853         530,468         173,937       1,350,555       47,413,295
   - Contract withdrawals                                 (162,843)       (209,411)        (72,525)     (1,290,762)     (14,694,805)
   - Contract transfers                                     98,773         450,511          40,821      (2,075,010)     (45,184,465)
                                                        ----------      ----------      ----------     -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       341,783         771,568         142,233      (2,015,217)     (12,465,975)
                                                        ----------      ----------      ----------     -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    687,780       1,162,700         366,368        (153,366)     (12,706,864)
                                                        ----------      ----------      ----------     -----------     ------------
NET ASSETS AT DECEMBER 31, 2009                          1,569,646       2,392,317         895,800      12,886,394       56,162,765
Changes From Operations:
   - Net investment income (loss)                            6,004          37,075          (2,147)        369,364         (348,682)
   - Net realized gain (loss) on investments               (24,743)         19,735          16,879        (329,879)             241
   - Net change in unrealized appreciation or
       depreciation on investments                         294,542         374,398         251,838         190,452               --
                                                        ----------      ----------      ----------     -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         275,803         431,208         266,570         229,937         (348,441)
Change From Unit Transactions:
   - Contract purchases                                    586,889       1,119,406         367,136       1,223,382       49,334,504
   - Contract withdrawals                                 (193,103)       (348,515)       (119,111)     (1,290,698)     (25,786,820)
   - Contract transfers                                    308,465       1,251,544         112,397         942,792      (22,233,809)
                                                        ----------      ----------      ----------     -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       702,251       2,022,435         360,422         875,476        1,313,875
                                                        ----------      ----------      ----------     -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    978,054       2,453,643         626,992       1,105,413          965,434
                                                        ----------      ----------      ----------     -----------     ------------
NET ASSETS AT DECEMBER 31, 2010                         $2,547,700      $4,845,960      $1,522,792     $13,991,807     $ 57,128,199
                                                        ==========      ==========      ==========     ===========     ============

                                                                           LVIP
                                                                           SSGA             LVIP              LVIP
                                                           LVIP        CONSERVATIVE         SSGA              SSGA
                                                           SSGA         STRUCTURED        DEVELOPED         EMERGING
                                                        BOND INDEX      ALLOCATION    INTERNATIONAL 150    MARKETS 100
                                                      STANDARD CLASS  STANDARD CLASS   STANDARD CLASS    STANDARD CLASS
                                                        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $  325,092       $    --          $ 17,772         $   81,262
Changes From Operations:
   - Net investment income (loss)                           17,705            --             2,426             31,077
   - Net realized gain (loss) on investments                16,149            --             4,591             29,961
   - Net change in unrealized appreciation or
       depreciation on investments                           6,064            --            30,629            382,607
                                                        ----------       -------          --------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          39,918            --            37,646            443,645
Change From Unit Transactions:
   - Contract purchases                                    334,852            --            48,944            238,199
   - Contract withdrawals                                 (149,781)           --           (18,297)          (106,956)
   - Contract transfers                                    997,983            --           256,136          3,336,545
                                                        ----------       -------          --------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     1,183,054            --           286,783          3,467,788
                                                        ----------       -------          --------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,222,972            --           324,429          3,911,433
                                                        ----------       -------          --------         ----------
NET ASSETS AT DECEMBER 31, 2009                          1,548,064            --           342,201          3,992,695
Changes From Operations:
   - Net investment income (loss)                           40,568          (105)            4,079             56,098
   - Net realized gain (loss) on investments                25,387            25                33            173,867
   - Net change in unrealized appreciation or
       depreciation on investments                          45,694         1,879            33,021          1,357,878
                                                        ----------       -------          --------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         111,649         1,799            37,133          1,587,843
Change From Unit Transactions:
   - Contract purchases                                    664,841            --           135,392          1,456,014
   - Contract withdrawals                                 (254,808)         (633)          (51,347)          (515,667)
   - Contract transfers                                    825,176        45,795           171,745          3,432,897
                                                        ----------       -------          --------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     1,235,209        45,162           255,790          4,373,244
                                                        ----------       -------          --------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,346,858        46,961           292,923          5,961,087
                                                        ----------       -------          --------         ----------
NET ASSETS AT DECEMBER 31, 2010                         $2,894,922       $46,961          $635,124         $9,953,782
                                                        ==========       =======          ========         ==========

See accompanying notes.

                                                          LVIP            LVIP                          LVIP
                                                          SSGA            SSGA           LVIP           SSGA
                                                     GLOBAL TACTICAL INTERNATIONAL       SSGA      MODERATE INDEX
                                                       ALLOCATION        INDEX       LARGE CAP 100   ALLOCATION
                                                     STANDARD CLASS  STANDARD CLASS STANDARD CLASS STANDARD CLASS
                                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $3,869,571      $   61,056      $ 18,632        $   --
Changes From Operations:
   - Net investment income (loss)                         315,453           3,729         3,165            --
   - Net realized gain (loss) on investments              (12,741)         (1,114)        1,666            --
   - Net change in unrealized appreciation or
       depreciation on investments                      1,086,001          63,869        37,291            --
                                                       ----------      ----------      --------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                           1,388,713          66,484        42,122            --
Change From Unit Transactions:
   - Contract purchases                                 1,255,226         109,213        73,388            --
   - Contract withdrawals                                (651,074)        (26,473)      (16,122)           --
   - Contract transfers                                   794,178         205,648       246,089            --
                                                       ----------      ----------      --------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    1,398,330         288,388       303,355            --
                                                       ----------      ----------      --------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,787,043         354,872       345,477            --
                                                       ----------      ----------      --------        ------
NET ASSETS AT DECEMBER 31, 2009                         6,656,614         415,928       364,109            --
Changes From Operations:
   - Net investment income (loss)                          38,567           9,125         6,565            (1)
   - Net realized gain (loss) on investments             (166,378)          2,248         6,583            18
   - Net change in unrealized appreciation or
       depreciation on investments                        730,902          52,371        91,047           112
                                                       ----------      ----------      --------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             603,091          63,744       104,195           129
Change From Unit Transactions:
   - Contract purchases                                 1,376,744         333,190       161,690         3,459
   - Contract withdrawals                                (702,645)        (69,851)      (53,962)         (170)
   - Contract transfers                                  (250,467)        267,067       314,840         2,356
                                                       ----------      ----------      --------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 423,632         530,406       422,568         5,645
                                                       ----------      ----------      --------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,026,723         594,150       526,763         5,774
                                                       ----------      ----------      --------        ------
NET ASSETS AT DECEMBER 31, 2010                        $7,683,337      $1,010,078      $890,872        $5,774
                                                       ==========      ==========      ========        ======

                                                                                          LVIP
                                                          LVIP            LVIP            SSGA
                                                          SSGA            SSGA         MODERATELY
                                                        MODERATE       MODERATELY      AGGRESSIVE        LVIP
                                                       STRUCTURED      AGGRESSIVE      STRUCTURED        SSGA
                                                       ALLOCATION   INDEX ALLOCATION   ALLOCATION   S&P 500 INDEX
                                                     STANDARD CLASS  STANDARD CLASS  STANDARD CLASS STANDARD CLASS
                                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $     --        $     --         $    --     $ 5,542,602
Changes From Operations:
   - Net investment income (loss)                             --              --              --          42,810
   - Net realized gain (loss) on investments                  --              --              --        (639,728)
   - Net change in unrealized appreciation or
       depreciation on investments                            --              --              --       1,856,212
                                                        --------        --------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 --              --              --       1,259,294
Change From Unit Transactions:
   - Contract purchases                                       --              --              --       1,638,698
   - Contract withdrawals                                     --              --              --        (620,258)
   - Contract transfers                                       --              --              --      (1,210,771)
                                                        --------        --------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          --              --              --        (192,331)
                                                        --------        --------         -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --              --              --       1,066,963
                                                        --------        --------         -------     -----------
NET ASSETS AT DECEMBER 31, 2009                               --              --              --       6,609,565
Changes From Operations:
   - Net investment income (loss)                            (72)            (38)            (44)         47,352
   - Net realized gain (loss) on investments                 (13)            157              81         413,340
   - Net change in unrealized appreciation or
       depreciation on investments                         1,787           4,246           2,475         550,375
                                                        --------        --------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              1,702           4,365           2,512       1,011,067
Change From Unit Transactions:
   - Contract purchases                                   13,939          80,588          10,936       3,111,422
   - Contract withdrawals                                 (3,258)        (12,942)         (2,995)     (1,055,252)
   - Contract transfers                                   95,242         104,907          36,099      (1,384,037)
                                                        --------        --------         -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                105,923         172,553          44,040         672,133
                                                        --------        --------         -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  107,625         176,918          46,552       1,683,200
                                                        --------        --------         -------     -----------
NET ASSETS AT DECEMBER 31, 2010                         $107,625        $176,918         $46,552     $ 8,292,765
                                                        ========        ========         =======     ===========

                                                                                                        LVIP
                                                                          LVIP                     T. ROWE PRICE
                                                           LVIP           SSGA           LVIP        STRUCTURED        LVIP
                                                           SSGA        SMALL-MID     T. ROWE PRICE    MID-CAP       TEMPLETON
                                                     SMALL-CAP INDEX    CAP 200      GROWTH STOCK      GROWTH         GROWTH
                                                      STANDARD CLASS STANDARD CLASS STANDARD CLASS STANDARD CLASS STANDARD CLASS
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $1,104,658     $  101,903     $  561,686     $1,040,570     $  351,754
Changes From Operations:
   - Net investment income (loss)                            3,363          7,040         (4,918)        (7,643)         9,087
   - Net realized gain (loss) on investments                 7,902         70,386        (34,323)      (148,142)       (28,254)
   - Net change in unrealized appreciation or
       depreciation on investments                         436,425        250,953        347,374        632,722        169,702
                                                        ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              447,690        328,379        308,133        476,937        150,535
Change From Unit Transactions:
   - Contract purchases                                    202,148         49,295        184,479        381,586        282,210
   - Contract withdrawals                                 (161,611)       (22,741)       (97,122)      (206,819)       (71,504)
   - Contract transfers                                    422,579        470,752        181,201        236,919          1,833
                                                        ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       463,116        497,306        268,558        411,686        212,539
                                                        ----------     ----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    910,806        825,685        576,691        888,623        363,074
                                                        ----------     ----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                          2,015,464        927,588      1,138,377      1,929,193        714,828
Changes From Operations:
   - Net investment income (loss)                             (765)        12,346         (7,216)       (12,929)        14,907
   - Net realized gain (loss) on investments               193,589        271,401         31,598         70,511          3,331
   - Net change in unrealized appreciation or
       depreciation on investments                         351,514          6,262        179,204        395,668         54,037
                                                        ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              544,338        290,009        203,586        453,250         72,275
Change From Unit Transactions:
   - Contract purchases                                    534,425        139,022        446,140        311,111        305,972
   - Contract withdrawals                                 (179,908)      (129,508)      (149,365)      (181,542)      (118,754)
   - Contract transfers                                   (173,358)        95,152         35,505       (168,751)       163,470
                                                        ----------     ----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  181,159        104,666        332,280        (39,182)       350,688
                                                        ----------     ----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    725,497        394,675        535,866        414,068        422,963
                                                        ----------     ----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                         $2,740,961     $1,322,263     $1,674,243     $2,343,261     $1,137,791
                                                        ==========     ==========     ==========     ==========     ==========

See accompanying notes.

                                                          LVIP           LVIP
                                                         TURNER       WELLS FARGO       LVIP           LVIP
                                                         MID-CAP       INTRINSIC    WILSHIRE 2010  WILSHIRE 2020
                                                         GROWTH          VALUE         PROFILE        PROFILE
                                                     STANDARD CLASS STANDARD CLASS STANDARD CLASS STANDARD CLASS
                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $  250,983    $ 4,380,051      $ 13,025       $244,683
Changes From Operations:
   - Net investment income (loss)                          (2,959)        20,653         2,113          7,588
   - Net realized gain (loss) on investments              (26,405)    (1,116,680)        1,061            650
   - Net change in unrealized appreciation or
       depreciation on investments                        226,444      1,991,174        38,246        125,577
                                                       ----------    -----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        197,080        895,147        41,420        133,815
Change From Unit Transactions:
   - Contract purchases                                   124,434        317,847         9,036         92,318
   - Contract withdrawals                                 (54,275)      (756,771)      (12,178)       (67,543)
   - Contract transfers                                   163,597       (229,560)      206,173        263,166
                                                       ----------    -----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      233,756       (668,484)      203,031        287,941
                                                       ----------    -----------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   430,836        226,663       244,451        421,756
                                                       ----------    -----------      --------       --------
NET ASSETS AT DECEMBER 31, 2009                           681,819      4,606,714       257,476        666,439
Changes From Operations:
   - Net investment income (loss)                          (5,290)        19,110         1,339          2,177
   - Net realized gain (loss) on investments               (2,291)      (133,522)       16,230         22,929
   - Net change in unrealized appreciation or
       depreciation on investments                        214,058        852,356        18,833         55,675
                                                       ----------    -----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        206,477        737,944        36,402         80,781
Change From Unit Transactions:
   - Contract purchases                                   307,683        371,741         9,726        131,602
   - Contract withdrawals                                 (73,138)      (710,363)      (32,302)       (84,431)
   - Contract transfers                                   204,545       (106,053)      112,441         50,973
                                                       ----------    -----------      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 439,090       (444,675)       89,865         98,144
                                                       ----------    -----------      --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   645,567        293,269       126,267        178,925
                                                       ----------    -----------      --------       --------
NET ASSETS AT DECEMBER 31, 2010                        $1,327,386    $ 4,899,983      $383,743       $845,364
                                                       ==========    ===========      ========       ========

                                                                                                                       LVIP
                                                                                          LVIP           LVIP        WILSHIRE
                                                          LVIP           LVIP          WILSHIRE       WILSHIRE     MODERATELY
                                                      WILSHIRE 2030   WILSHIRE 2040   CONSERVATIVE     MODERATE     AGGRESSIVE
                                                        PROFILE         PROFILE         PROFILE        PROFILE        PROFILE
                                                     STANDARD CLASS STANDARD CLASS  STANDARD CLASS STANDARD CLASS STANDARD CLASS
                                                       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $  581,772     $  727,180      $2,669,009    $16,763,234    $18,608,556
Changes From Operations:
   - Net investment income (loss)                           9,704         19,272         163,204      1,096,149        934,871
   - Net realized gain (loss) on investments               (1,253)        69,805         (97,035)       118,064       (164,662)
   - Net change in unrealized appreciation or
       depreciation on investments                        195,439        516,292         779,997      5,800,920      5,127,634
                                                       ----------     ----------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        203,890        605,369         846,166      7,015,133      5,897,843
Change From Unit Transactions:
   - Contract purchases                                   233,757        188,793         944,368      5,178,590      5,907,634
   - Contract withdrawals                                (117,922)      (251,281)       (419,885)    (2,760,903)    (2,556,922)
   - Contract transfers                                    74,900      1,686,660       1,168,855      9,534,868      1,561,915
                                                       ----------     ----------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      190,735      1,624,172       1,693,338     11,952,555      4,912,627
                                                       ----------     ----------      ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   394,625      2,229,541       2,539,504     18,967,688     10,810,470
                                                       ----------     ----------      ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                           976,397      2,956,721       5,208,513     35,730,922     29,419,026
Changes From Operations:
   - Net investment income (loss)                           4,088          7,906         211,724        947,656        837,660
   - Net realized gain (loss) on investments               10,378        130,461         100,263        339,932       (138,445)
   - Net change in unrealized appreciation or
       depreciation on investments                        107,311        292,933         297,961      2,973,179      3,470,776
                                                       ----------     ----------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        121,777        431,300         609,948      4,260,767      4,169,991
Change From Unit Transactions:
   - Contract purchases                                   217,368        317,058         930,719      5,721,113      7,312,804
   - Contract withdrawals                                (129,004)      (258,897)       (436,109)    (4,324,925)    (3,463,749)
   - Contract transfers                                   169,218        626,231         794,495      1,410,010      3,522,317
                                                       ----------     ----------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 257,582        684,392       1,289,105      2,806,198      7,371,372
                                                       ----------     ----------      ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   379,359      1,115,692       1,899,053      7,066,965     11,541,363
                                                       ----------     ----------      ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                        $1,355,756     $4,072,413      $7,107,566    $42,797,887    $40,960,389
                                                       ==========     ==========      ==========    ===========    ===========

                                                     M BUSINESS
                                                     OPPORTUNITY   M CAPITAL  M INTERNATIONAL M LARGE CAP
                                                        VALUE    APPRECIATION     EQUITY        GROWTH
                                                      SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                        $1,189,188   $  614,808    $1,744,066    $1,381,095
Changes From Operations:
   - Net investment income (loss)                         4,530       (3,986)       35,874         2,109
   - Net realized gain (loss) on investments           (156,270)     (50,540)     (251,627)     (183,535)
   - Net change in unrealized appreciation or
       depreciation on investments                      442,195      350,699       675,037       683,273
                                                     ----------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      290,455      296,173       459,284       501,847
Change From Unit Transactions:
   - Contract purchases                                 220,498      114,987       260,067       228,940
   - Contract withdrawals                              (191,737)     (79,575)     (209,271)     (154,294)
   - Contract transfers                                (188,912)     (89,727)     (120,500)     (390,945)
                                                     ----------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                   (160,151)     (54,315)      (69,704)     (316,299)
                                                     ----------   ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 130,304      241,858       389,580       185,548
                                                     ----------   ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2009                       1,319,492      856,666     2,133,646     1,566,643
Changes From Operations:
   - Net investment income (loss)                         2,321       (3,274)       52,361        (3,013)
   - Net realized gain (loss) on investments            (37,186)       6,220      (224,585)      (29,650)
   - Net change in unrealized appreciation or
       depreciation on investments                      158,960      221,859       229,775       352,667
                                                     ----------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      124,095      224,805        57,551       320,004
Change From Unit Transactions:
   - Contract purchases                                 173,167      118,190       226,890       167,521
   - Contract withdrawals                              (115,196)     (68,569)     (146,619)     (118,338)
   - Contract transfers                                 (15,788)     (78,850)     (257,758)     (201,097)
                                                     ----------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                42,183      (29,229)     (177,487)     (151,914)
                                                     ----------   ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 166,278      195,576      (119,936)      168,090
                                                     ----------   ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                      $1,485,770   $1,052,242    $2,013,710    $1,734,733
                                                     ==========   ==========    ==========    ==========

See accompanying notes.

                                                         MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                       CORE EQUITY       GROWTH     TOTAL RETURN     UTILITIES
                                                      INITIAL CLASS  INITIAL CLASS  INITIAL CLASS  INITIAL CLASS
                                                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                           $550,044      $ 7,763,842    $22,162,954    $16,999,209
Changes From Operations:
   - Net investment income (loss)                          5,632          (38,123)       649,805        865,210
   - Net realized gain (loss) on investments             (22,960)        (499,530)    (1,074,717)    (1,120,049)
   - Net change in unrealized appreciation or
       depreciation on investments                       192,831        3,277,120      4,125,280      6,155,157
                                                        --------      -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       175,503        2,739,467      3,700,368      5,900,318
Change From Unit Transactions:
   - Contract purchases                                   52,607          848,233      2,159,860      2,213,463
   - Contract withdrawals                                (62,219)      (1,408,383)    (2,787,260)    (2,307,516)
   - Contract transfers                                   31,733          118,185       (664,648)       274,970
                                                        --------      -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      22,121         (441,965)    (1,292,048)       180,917
                                                        --------      -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  197,624        2,297,502      2,408,320      6,081,235
                                                        --------      -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                          747,668       10,061,344     24,571,274     23,080,444
Changes From Operations:
   - Net investment income (loss)                          2,788          (51,107)       508,665        577,865
   - Net realized gain (loss) on investments               9,290          168,947       (241,133)       115,669
   - Net change in unrealized appreciation or
       depreciation on investments                       101,374        1,309,734      1,926,773      2,040,313
                                                        --------      -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       113,452        1,427,574      2,194,305      2,733,847
Change From Unit Transactions:
   - Contract purchases                                   61,687          871,601      2,386,050      2,114,661
   - Contract withdrawals                                (58,379)      (1,784,025)    (2,948,275)    (2,686,727)
   - Contract transfers                                  (68,390)         177,752       (673,272)    (2,091,515)
                                                        --------      -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (65,082)        (734,672)    (1,235,497)    (2,663,581)
                                                        --------      -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   48,370          692,902        958,808         70,266
                                                        --------      -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                         $796,038      $10,754,246    $25,530,082    $23,150,710
                                                        ========      ===========    ===========    ===========

                                                                                              PIMCO VIT
                                                         NB AMT                               COMMODITY
                                                        MID-CAP      NB AMT      NB AMT      REAL RETURN
                                                        GROWTH I   PARTNERS I  REGENCY I   ADMINISTRATIVE
                                                         CLASS       CLASS       CLASS          CLASS
                                                       SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                         $12,519,070  $1,390,359  $4,390,313    $       --
Changes From Operations:
   - Net investment income (loss)                         (95,083)     31,539      49,265        35,876
   - Net realized gain (loss) on investments             (193,522)   (257,845)   (532,911)       95,127
   - Net change in unrealized appreciation or
       depreciation on investments                      3,793,179     931,638   2,300,766       (25,515)
                                                      -----------  ----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      3,504,574     705,332   1,817,120       105,488
Change From Unit Transactions:
   - Contract purchases                                 1,401,499     204,887     496,507       304,095
   - Contract withdrawals                              (1,662,377)   (201,188)   (636,542)      (35,801)
   - Contract transfers                                (1,298,503)    (94,731)   (610,104)      831,660
                                                      -----------  ----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                   (1,559,381)    (91,032)   (750,139)    1,099,954
                                                      -----------  ----------  ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,945,193     614,300   1,066,981     1,205,442
                                                      -----------  ----------  ----------    ----------
NET ASSETS AT DECEMBER 31, 2009                        14,464,263   2,004,659   5,457,294     1,205,442
Changes From Operations:
   - Net investment income (loss)                        (106,418)        106       2,594       334,399
   - Net realized gain (loss) on investments              799,619    (268,245)     44,522        68,987
   - Net change in unrealized appreciation or
       depreciation on investments                      3,134,121     548,968   1,200,469       297,161
                                                      -----------  ----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      3,827,322     280,829   1,247,585       700,547
Change From Unit Transactions:
   - Contract purchases                                 1,289,684     193,071     413,412       746,950
   - Contract withdrawals                              (1,815,517)   (244,045)   (678,420)     (169,749)
   - Contract transfers                                (1,083,875)   (188,989)   (623,541)    1,324,293
                                                      -----------  ----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                   (1,609,708)   (239,963)   (888,549)    1,901,494
                                                      -----------  ----------  ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,217,614      40,866     359,036     2,602,041
                                                      -----------  ----------  ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                       $16,681,877  $2,045,525  $5,816,330    $3,807,483
                                                      ===========  ==========  ==========    ==========

                                                      PREMIER VIT   PUTNAM VT   PUTNAM VT
                                                         OPCAP        GLOBAL     GROWTH &
                                                        MANAGED    HEALTH CARE    INCOME
                                                        CLASS I      CLASS IB    CLASS IB
                                                       SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $ 408,419   $1,979,911   $1,523,353
Changes From Operations:
   - Net investment income (loss)                          6,535      (13,880)      38,982
   - Net realized gain (loss) on investments             (53,208)     103,687     (820,515)
   - Net change in unrealized appreciation or
       depreciation on investments                       131,024      331,403    1,001,244
                                                       ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        84,351      421,210      219,711
Change From Unit Transactions:
   - Contract purchases                                   36,598       95,435      204,626
   - Contract withdrawals                               (101,040)    (257,263)     (81,503)
   - Contract transfers                                    3,678     (230,506)    (880,763)
                                                       ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (60,764)    (392,334)    (757,640)
                                                       ---------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   23,587       28,876     (537,929)
                                                       ---------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2009                          432,006    2,008,787      985,424
Changes From Operations:
   - Net investment income (loss)                           (935)      24,402        7,512
   - Net realized gain (loss) on investments             (88,141)      41,960      (53,030)
   - Net change in unrealized appreciation or
       depreciation on investments                       112,665      (12,860)     183,753
                                                       ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        23,589       53,502      138,235
Change From Unit Transactions:
   - Contract purchases                                    9,064      101,996      189,162
   - Contract withdrawals                                (15,840)    (283,438)     (70,693)
   - Contract transfers                                 (448,819)      (8,145)     (92,918)
                                                       ---------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (455,595)    (189,587)      25,551
                                                       ---------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (432,006)    (136,085)     163,786
                                                       ---------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                        $      --   $1,872,702   $1,149,210
                                                       =========   ==========   ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of sixteen variable universal life (VUL) products as follows:

     -    VUL-I
     -    Lincoln VUL(CV)
     -    Lincoln VUL(CV) II
     -    Lincoln VUL(CV)-III
     -    Lincoln VUL(CV)-IV
     -    Lincoln VUL(DB)
     -    Lincoln VUL(DB)-II
     -    Lincoln VUL(DB)-IV
     -    VUL-Money Guard
     -    Lincoln VUL(ONE)
     -    Lincoln Momentum VUL(ONE)
     -    Lincoln VUL(ONE) 2005
     -    Lincoln Momentum VUL(ONE) 2005
     -    Lincoln VUL(ONE) 2007
     -    Momentum VUL(ONE) 2007
     -    Lincoln AssetEdge VUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirteen mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Investment Grade Bond Initial Class Portfolio
   Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund

   FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Diversified Income Series I Fund
   Invesco V.I. International Growth Series I Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Institutional Class Portfolio Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio Janus Aspen Series Global Technology Service Class Portfolio Janus Aspen Series Worldwide Institutional Class Portfolio Janus Aspen Series Worldwide Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Standard Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth Standard Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund
   LVIP Wilshire 2010 Profile Standard Class Fund
   LVIP Wilshire 2020 Profile Standard Class Fund
   LVIP Wilshire 2030 Profile Standard Class Fund
   LVIP Wilshire 2040 Profile Standard Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund

M Fund, Inc. (M):
   M Business Opportunity Value Fund
   M Capital Appreciation Fund
   M International Equity Fund
   M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Partners I Class Portfolio
   NB AMT Regency I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund

Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company

**   Available fund with no money invested at December 31, 2010

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2009, the BlackRock Global Allocation V.I. Class I Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 1 Fund and the Premier VIT OpCap Managed Class I Portfolio ceased to be available as an investment option to Variable Account Contract owners.

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subac-counts are reported in the statements of operations. The rates are as follows for the sixteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

-    MONEYGUARD VUL - annual rate of 1.00%.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln Momentum VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2010 and 2009, amounted to $8,951,758 and $8,622,662, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2010 and 2009, totaled $13,588,148 and $9,746,378, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2010 and 2009, amounted to $65,703,033 and $66,674,137, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2010 and 2009.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for VUL(ONE) 2007, Momentum VUL(ONE) 2007, and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2010 and 2009, were $6,932,116 and $5,544,817, respectively.

3.   FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2010                  0.10%    1.00%   $10.26    $19.48      234,459   $ 3,052,855    17.76%     18.82%     2.05%
            2009                  0.10%    1.00%     8.64     11.92      236,617     2,627,618    51.96%     53.32%     0.00%
            2008                  0.10%    1.00%     5.89      7.81      178,720     1,317,841   -47.89%    -47.63%     0.00%
            2007                  0.50%    1.00%    13.20     14.91      178,937     2,522,503    18.99%     19.60%     0.00%
            2006                  0.50%    1.00%    11.08     12.47      143,191     1,680,232     7.54%      8.10%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2010                  0.10%    0.90%     7.75     15.28    1,140,739    13,017,236    12.08%     12.98%     0.00%
            2009                  0.10%    0.90%     6.90     10.91    1,195,332    12,137,182    19.74%     20.70%     4.22%
            2008                  0.10%    1.00%     5.74      9.35    1,200,004    10,253,479   -41.20%    -40.90%     2.08%
            2007                  0.50%    1.00%    13.05     15.90    1,164,357    16,979,485     4.07%      4.59%     1.45%
            2006                  0.50%    1.00%    12.47     15.28    1,147,240    16,119,649    16.12%     16.70%     1.39%
ABVPSF INTERNATIONAL VALUE CLASS A
            2010                  0.10%    0.90%     6.33      8.17      825,290     6,595,175     3.66%      4.49%     3.34%
            2009                  0.10%    0.90%     6.09      7.85      732,075     5,538,660    33.47%     34.55%     1.46%
            2008                  0.10%    0.90%     4.55      5.86      647,410     3,684,627   -53.60%    -53.42%     1.11%
            2007                  0.50%    0.90%    12.50     12.58      388,765     4,849,818     4.89%      5.31%     1.17%
            2006       5/24/06    0.50%    0.90%    11.92     11.95      133,275     1,590,746     9.55%     24.74%     0.01%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF LARGE CAP GROWTH CLASS A
            2010                  0.35%    0.90%   $11.32    $15.70      164,906   $  1,977,536     9.11%      9.71%      0.49%
            2009                  0.35%    0.90%    10.37     11.90      180,665      1,982,398    36.28%     36.83%      0.15%
            2008                  0.50%    0.90%     7.61      8.69      187,635      1,504,118   -40.20%    -39.96%      0.00%
            2007                  0.50%    0.90%    12.73     14.48      191,705      2,566,420    12.90%     13.37%      0.00%
            2006                  0.50%    0.90%    11.27     12.77      183,380      2,167,737    -1.34%     -0.94%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2010                  0.10%    1.00%    10.14     24.91      810,595     14,189,395    25.65%     26.78%      0.42%
            2009                  0.10%    1.00%     8.04     19.82      821,046     11,513,033    41.43%     42.72%      1.10%
            2008                  0.10%    1.00%     5.66     14.02      864,468      8,724,818   -36.22%    -35.90%      0.73%
            2007                  0.50%    1.00%    12.94     21.98      756,901     12,056,607     0.69%      1.20%      0.90%
            2006                  0.50%    1.00%    12.79     21.82      625,164     10,122,246    13.28%     13.85%      0.42%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2010                  0.10%    0.90%    10.87     13.56    1,119,704     14,246,073     4.42%      5.26%      1.88%
            2009                  0.10%    0.90%    10.50     12.94    1,261,552     15,247,730     9.46%     10.34%      2.17%
            2008                  0.10%    0.90%    10.55     11.77      722,975      8,175,893    -2.16%     -1.77%      5.01%
            2007                  0.50%    0.90%    11.10     11.98      634,123      7,341,972     8.69%      9.12%      4.77%
            2006                  0.50%    0.90%    10.17     10.98      525,134      5,605,032     0.97%      1.38%      3.51%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2010                  0.10%    0.90%     9.91     17.38    1,174,472     17,345,557    10.74%     11.63%      1.56%
            2009                  0.10%    0.90%     8.88     15.63    1,038,575     14,155,195    41.03%     42.16%      1.48%
            2008                  0.10%    0.90%     6.40     11.04      957,738      9,683,013   -38.94%    -38.70%      2.00%
            2007                  0.50%    0.90%    16.10     18.01      732,305     12,470,814    13.82%     14.28%      2.92%
            2006                  0.50%    0.90%    14.09     15.76      460,526      6,959,057    19.35%     19.83%      0.86%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2010                  0.10%    1.00%     9.40     29.79    1,517,624     28,621,606    21.17%     22.29%      1.72%
            2009                  0.10%    1.00%     7.73     24.58    1,533,469     23,851,732    59.64%     61.14%      0.27%
            2008                  0.10%    1.00%     4.82     15.40    1,400,471     13,941,947   -53.98%    -53.75%      0.00%
            2007                  0.50%    1.00%    18.17     33.46    1,433,504     31,838,941    20.20%     20.82%      2.94%
            2006                  0.50%    1.00%    15.08     27.84    1,339,444     25,120,813    22.78%     23.43%      0.46%
AMERICAN FUNDS GROWTH CLASS 2
            2010                  0.10%    1.00%     9.26     17.70    7,761,674    108,224,157    17.50%     18.56%      0.72%
            2009                  0.10%    1.00%     7.81     14.88    8,302,871     95,962,947    38.03%     39.27%      0.66%
            2008                  0.10%    1.00%     5.67     10.78    8,768,998     72,825,695   -44.53%    -44.25%      0.87%
            2007                  0.50%    1.00%    11.94     19.44    7,941,147    119,671,398    11.23%     11.79%      0.80%
            2006                  0.50%    1.00%    10.71     17.48    7,394,487     99,994,576     9.12%      9.67%      0.83%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2010                  0.10%    1.00%     8.66     15.32    6,474,127     81,863,752    10.32%     11.31%      1.50%
            2009                  0.10%    1.00%     7.82     13.79    6,411,838     73,550,733    29.93%     31.11%      1.62%
            2008                  0.10%    1.00%     6.00     10.60    6,615,211     59,393,634   -38.47%    -38.16%      1.81%
            2007                  0.50%    1.00%    13.08     17.21    6,190,959     91,102,111     4.00%      4.52%      1.56%
            2006                  0.50%    1.00%    12.52     16.53    5,699,653     81,455,225    14.06%     14.63%      1.60%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2010                  0.10%    1.00%     9.08     20.95    3,183,821     52,139,930     6.17%      7.13%      2.02%
            2009                  0.10%    1.00%     8.48     19.73    3,053,045     48,521,187    41.65%     42.93%      1.54%
            2008                  0.10%    1.00%     6.24     13.93    2,985,439     34,913,432   -42.70%    -42.41%      2.00%
            2007                  0.50%    1.00%    17.50     24.31    2,749,494     57,707,080    18.83%     19.42%      1.61%
            2006                  0.50%    1.00%    14.65     20.46    2,325,308     41,733,581    17.80%     18.38%      1.75%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2010                  0.10%    0.90%    11.74     12.87      936,367     11,604,171     9.07%      9.94%      2.08%
            2009       6/19/09    0.10%    0.90%    10.68     11.70      202,100      2,356,164     0.28%     16.59%      3.20%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2010                  0.10%    0.90%    11.60     16.21    1,787,407     26,374,538     7.09%      7.95%      4.45%
            2009                  0.10%    0.90%    11.76     15.08    2,357,608     33,684,080    25.82%     26.83%      4.83%
            2008                  0.10%    0.90%     9.81     11.93    1,145,937     12,962,662    -5.40%     -5.02%      3.82%
            2007                  0.50%    0.90%    11.51     12.57    1,032,963     12,358,079     6.67%      7.10%      2.73%
            2006                  0.50%    0.90%    10.75     11.73      679,400      7,668,721     6.95%      7.38%      1.42%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2010                  0.10%    0.90%   $10.04    $50.03    1,162,691   $ 28,027,570    17.43%     18.37%      0.74%
            2009                  0.10%    0.90%     8.48     42.54    1,022,259     24,243,932    76.52%     77.93%      1.29%
            2008                  0.10%    0.90%     5.82     24.09      832,658     13,022,044   -51.99%    -51.80%      1.68%
            2007                  0.50%    0.90%    21.96     50.18      779,035     27,909,618    37.61%     38.16%      1.52%
            2006                  0.50%    0.90%    15.89     36.46      659,640     17,993,752    26.00%     26.51%      1.35%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2010                  0.10%    1.00%    12.43     22.09    1,072,079     18,821,993    14.17%     15.20%      7.68%
            2009                  0.10%    1.00%    10.85     19.35    1,153,480     18,027,233    47.50%     48.82%      6.68%
            2008                  0.10%    1.00%     7.32     13.12      945,869     10,140,055   -24.93%    -24.55%      8.61%
            2007                  0.50%    1.00%    12.03     17.47    1,007,976     14,413,211     1.77%      2.28%      6.42%
            2006                  0.50%    1.00%    11.81     17.17      923,725     13,098,859    11.33%     11.89%      6.34%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2010                  0.10%    0.90%    11.60     12.64      383,686      4,522,256     3.50%      4.33%      2.26%
            2009                  0.10%    0.90%    11.12     12.16      194,708      2,302,516    11.78%     12.68%      3.63%
            2008                  0.10%    0.90%    10.14     10.83       96,251      1,027,888    -1.18%     -0.79%      4.69%
            2007                  0.50%    0.90%    10.67     10.92       20,715        224,789     3.53%      3.97%      4.83%
            2006                  0.50%    0.90%    10.46     10.50       11,544        120,701     3.78%      4.05%      4.52%
DELAWARE VIP REIT STANDARD CLASS
            2010                  0.10%    0.90%    12.24     30.86    1,422,260     25,155,304    25.85%     26.86%      2.85%
            2009                  0.10%    0.90%     9.69     24.52    1,192,262     17,178,934    22.21%     22.70%      4.69%
            2008                  0.50%    0.90%     7.90     20.06    1,239,075     15,119,282   -35.64%    -35.38%      2.33%
            2007                  0.50%    0.90%    12.22     31.18    1,235,576     23,556,721   -14.71%    -14.37%      1.38%
            2006                  0.50%    0.90%    14.27     36.55    1,186,561     28,721,416    31.44%     31.97%      1.81%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2010                  0.10%    1.00%    10.20     30.02    2,113,357     40,297,051    30.96%     32.14%      0.66%
            2009                  0.10%    1.00%     7.76     22.90    1,903,771     29,320,934    30.52%     31.70%      0.99%
            2008                  0.10%    1.00%     5.92     17.53    2,184,672     26,897,132   -30.58%    -30.23%      0.76%
            2007                  0.50%    1.00%    12.32     25.23    2,175,595     39,581,908    -7.55%     -7.09%      0.50%
            2006                  0.50%    1.00%    13.26     27.26    2,116,606     43,419,194    15.04%     15.61%      0.24%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2010       10/8/10    0.10%    1.00%    11.25     23.35    1,054,081     19,122,799    13.51%     13.75%      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                  0.10%    1.00%     8.26     17.17    1,223,076     16,167,963    53.19%     53.95%      0.00%
            2008                  0.50%    1.00%     5.37     11.19    1,392,405     11,988,101   -47.27%    -47.00%      0.00%
            2007                  0.50%    1.00%    13.38     21.17    1,362,908     22,380,539     9.65%     10.20%      0.00%
            2006                  0.50%    1.00%    12.19     19.27    1,490,436     22,253,238     6.52%      7.06%      0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2010                  0.10%    0.90%     9.78     17.20      115,722      1,356,455    12.88%     13.79%      0.07%
            2009                  0.10%    0.90%     8.60     11.80      117,501      1,194,274    42.01%     43.18%      0.23%
            2008                  0.10%    0.90%     6.76      8.28       91,631        656,223   -43.17%    -42.94%      0.04%
            2007                  0.50%    0.90%    11.85     14.51       74,970        945,719    11.55%     12.00%      0.00%
            2006                  0.50%    0.90%    10.92     12.95       70,620        807,836     1.40%      1.80%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2010                  0.10%    0.90%     7.93     14.78      998,568     12,643,738    14.59%     15.51%      2.40%
            2009                  0.10%    0.90%     6.90     11.77      999,678     10,939,033    16.91%     17.85%      3.10%
            2008                  0.10%    0.90%     5.88     10.05    1,016,581      9,582,472   -34.02%    -33.76%      2.91%
            2007                  0.50%    0.90%    12.74     15.21    1,049,683     15,121,334    -3.59%     -3.21%      1.52%
            2006                  0.50%    0.90%    13.17     15.75      915,132     13,833,284    22.99%     23.48%      1.36%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2010                  0.10%    0.90%    12.88     13.05       79,721      1,012,077    11.46%     12.35%      0.86%
            2009       6/9/09     0.10%    0.90%    11.55     11.61       11,847        137,131     0.54%     14.16%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2010                  0.35%    0.90%    10.33     15.18    3,205,925     39,126,923    13.68%     14.30%      1.94%
            2009                  0.35%    0.90%     9.07     11.55    3,677,800     37,723,782    25.19%     25.69%      2.82%
            2008                  0.50%    0.90%     7.23      9.21    4,261,462     33,610,627   -37.72%    -37.47%      2.46%
            2007                  0.50%    0.90%    11.60     14.76    4,784,358     60,636,247     4.35%      4.77%      1.50%
            2006                  0.50%    0.90%    11.10     14.13    4,914,527     59,499,412    14.49%     14.95%      1.18%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX CLASS A
            2010                  0.35%    0.90%   $13.39    $19.00      632,521    $10,203,745    25.26%     25.95%      0.92%
            2009                  0.35%    0.90%    10.69     15.17      731,153      9,429,560    25.44%     25.94%      1.80%
            2008                  0.50%    0.90%     8.52     12.09      755,313      7,820,495   -34.71%    -34.45%      1.63%
            2007                  0.50%    0.90%    13.03     18.52      862,949     13,621,697    -2.78%     -2.39%      0.86%
            2006                  0.50%    0.90%    13.35     19.05      855,091     13,991,020    16.44%     16.91%      0.63%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2010                  0.55%    0.80%    15.21     15.21       56,935        829,899    13.35%     13.35%      1.74%
            2009                  0.80%    0.80%    13.42     13.42       50,453        676,939    28.08%     28.08%      2.20%
            2008                  0.80%    0.80%    10.48     10.48       65,992        691,287   -29.29%    -29.29%      2.67%
            2007                  0.80%    0.80%    14.81     14.81       58,676        869,220    14.58%     14.58%      6.15%
            2006                  0.80%    0.80%    12.93     12.93       57,892        748,450     6.46%      6.46%      2.62%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2010                  0.10%    0.90%     9.45     17.18    3,708,174     55,798,434    16.06%     16.99%      1.14%
            2009                  0.10%    0.90%     8.08     14.78    3,626,482     47,395,495    34.45%     35.53%      1.33%
            2008                  0.10%    0.90%     6.17     10.98    3,600,354     35,691,033   -43.13%    -42.90%      0.93%
            2007                  0.50%    0.90%    15.48     19.27    3,475,642     61,663,183    16.46%     16.92%      0.90%
            2006                  0.50%    0.90%    13.24     16.53    3,133,407     48,418,152    10.59%     11.03%      1.15%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2010                  0.55%    0.80%    13.66     13.66      186,715      2,586,524    14.23%     14.23%      1.74%
            2009                  0.80%    0.80%    11.96     11.96      241,071      2,883,195    29.17%     29.17%      2.19%
            2008                  0.80%    0.80%     9.26      9.26      275,521      2,551,056   -43.11%    -43.11%      2.52%
            2007                  0.80%    0.80%    16.28     16.28      296,277      4,822,136     0.72%      0.72%      1.76%
            2006                  0.80%    0.80%    16.16     16.16      334,521      5,405,561    19.24%     19.24%      3.31%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2010                  0.50%    1.00%    11.28     13.51      453,657      5,713,438    13.94%     14.52%      1.77%
            2009                  0.50%    1.00%     9.89     11.86      469,290      5,178,434    28.74%     29.39%      2.17%
            2008                  0.50%    1.00%     7.68      9.21      527,003      4,509,403   -43.28%    -42.99%      2.52%
            2007                  0.50%    1.00%    13.52     16.24      511,636      7,701,467     0.42%      0.91%      1.72%
            2006                  0.50%    1.00%    13.45     16.17      507,718      7,598,666    18.89%     19.48%      3.21%
FIDELITY VIP GROWTH SERVICE CLASS
            2010                  0.10%    0.90%     7.33     16.31      675,437      6,962,534    22.95%     23.93%      0.18%
            2009                  0.10%    0.90%     5.97     10.14      727,117      5,631,760    27.00%     28.02%      0.33%
            2008                  0.10%    0.90%     4.70      7.96      898,103      5,363,097   -47.71%    -47.50%      0.72%
            2007                  0.50%    0.90%     8.98     15.20      888,887      9,997,190    25.73%     26.24%      0.62%
            2006                  0.50%    0.90%     7.14     12.07      865,736      7,531,657     5.78%      6.20%      0.27%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2010                  0.35%    0.90%     8.12     18.25      215,962      2,900,063    22.55%     23.22%      0.09%
            2009                  0.35%    0.90%     6.62      8.72      290,515      2,542,261    44.41%     44.63%      0.37%
            2008                  0.75%    0.90%     4.58      6.03      424,860      1,987,120   -55.46%    -55.40%      0.37%
            2007                  0.75%    0.90%    10.26     13.52      424,150      4,452,849    21.94%     22.12%      0.00%
            2006                  0.75%    0.90%     8.40     11.07      450,665      3,878,868     4.36%      4.51%      0.70%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2010                  0.35%    0.90%    13.41     17.19      110,823      1,597,332    12.77%     13.39%      7.68%
            2009                  0.35%    0.90%    11.89     15.22      118,720      1,475,429    42.49%     42.70%      7.70%
            2008                  0.75%    0.90%     8.35     10.67      127,982      1,105,974   -25.74%    -25.62%      8.67%
            2007                  0.75%    0.90%    11.24     14.34      139,905      1,628,414     1.74%      1.89%      8.35%
            2006                  0.75%    0.90%    11.05     14.08      140,532      1,610,780    10.18%     10.35%      7.39%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2010                  0.55%    0.80%    18.50     18.50      111,490      1,803,770     6.95%      6.95%      3.40%
            2009                  0.80%    0.80%    17.30     17.30      116,790      2,020,046    14.80%     14.80%      9.05%
            2008                  0.80%    0.80%    15.07     15.07      136,215      2,052,274    -4.02%     -4.02%      4.19%
            2007                  0.80%    0.80%    15.70     15.70      161,347      2,532,753     3.52%      3.52%      4.08%
            2006                  0.80%    0.80%    15.16     15.16      174,935      2,652,791     3.52%      3.52%      3.97%
FIDELITY VIP MID CAP SERVICE CLASS
            2010                  0.10%    0.90%    10.97     16.88      924,814     13,640,829    27.55%     28.57%      0.29%
            2009                  0.10%    0.90%     8.53     13.18      770,556      9,234,255    38.76%     39.87%      0.64%
            2008                  0.10%    0.90%     6.24      9.46      658,058      5,815,696   -40.05%    -39.81%      0.38%
            2007                  0.50%    0.90%    12.07     15.72      494,616      7,535,268    14.45%     15.10%      0.71%
            2006                  0.50%    0.90%    13.57     13.66      251,713      3,368,823    11.58%     12.03%      0.15%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS
            2010                  0.10%    0.90%   $ 8.12    $16.56     430,156     $ 6,029,764    11.98%     12.88%      1.35%
            2009                  0.10%    0.90%     7.19     14.77     401,749       5,122,752    25.31%     26.31%      2.16%
            2008                  0.10%    0.90%     5.85     11.77     383,331       3,987,824   -44.37%    -44.14%      2.65%
            2007                  0.50%    0.90%    17.07     21.12     356,920       6,803,849    16.16%     16.62%      3.36%
            2006                  0.50%    0.90%    14.64     18.15     290,728       4,819,727    16.89%     17.39%      0.68%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2010                  0.10%    0.90%    10.21     12.48     756,055       8,965,072    11.85%     12.75%      6.63%
            2009                  0.10%    0.90%     9.10     11.12     617,058       6,466,885    34.66%     35.75%      8.45%
            2008                  0.10%    0.90%     6.74      8.22     470,297       3,768,725   -30.04%    -29.76%      5.72%
            2007                  0.50%    0.90%    11.63     11.70     313,897       3,611,934     3.08%      3.49%      3.37%
            2006       6/20/06    0.50%    0.90%    11.28     11.31      67,037         757,381     6.73%     12.84%      0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2010                  0.10%    1.00%    10.35     19.42     768,212      11,362,208    26.66%     27.81%      0.00%
            2009                  0.10%    1.00%     8.14     13.26     736,926       8,605,445    42.51%     43.80%      0.00%
            2008                  0.10%    1.00%     5.69      9.30     737,632       6,106,588   -42.92%    -42.63%      0.00%
            2007                  0.50%    1.00%    13.43     16.30     675,263       9,847,537    10.40%     10.95%      0.00%
            2006                  0.50%    1.00%    12.16     14.76     542,178       7,244,545     7.87%      8.41%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2010                  0.10%    0.90%     8.26     12.04     751,305       7,467,541    10.47%     11.36%      1.90%
            2009                  0.10%    0.90%     7.46      9.25     532,773       4,691,240    25.21%     26.22%      2.33%
            2008                  0.10%    0.90%     5.94      7.36     369,941       2,643,660   -37.50%    -37.25%      3.50%
            2007                  0.50%    0.90%    11.65     11.73     245,698       2,856,336     2.79%      3.21%      1.57%
            2006       6/16/06    0.50%    0.90%    11.34     11.37      65,437         742,684     5.30%     14.90%      0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2010                  0.55%    0.80%    15.89     15.89     148,886       2,256,721     7.81%      7.81%      2.21%
            2009                  0.80%    0.80%    14.74     14.74     180,272       2,656,873    36.25%     36.25%      3.75%
            2008                  0.80%    0.80%    10.82     10.82     219,383       2,373,109   -40.71%    -40.71%      2.65%
            2007                  0.80%    0.80%    18.24     18.24     226,059       4,124,438    14.87%     14.87%      2.08%
            2006                  0.80%    0.80%    15.88     15.88     252,347       4,008,202    20.73%     20.73%      1.37%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2010                  0.35%    0.90%    14.47     16.14     280,429       4,353,202     7.44%      8.03%      1.84%
            2009                  0.35%    0.90%    13.45     14.12     309,055       4,364,334    35.81%     36.02%      3.52%
            2008                  0.75%    0.90%     9.88     10.40     434,158       4,430,820   -40.91%    -40.82%      2.37%
            2007                  0.75%    0.90%    16.70     17.60     449,769       7,765,062    14.42%     14.59%      1.97%
            2006                  0.75%    0.90%    14.58     15.38     483,284       7,282,249    20.36%     20.54%      1.21%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009                  0.80%    0.80%    18.85     18.85      55,094       1,038,440    21.24%     21.24%      9.36%
            2008                  0.80%    0.80%    15.55     15.55      50,724         788,610   -25.57%    -25.57%     10.77%
            2007                  0.80%    0.80%    20.89     20.89      41,692         870,816     9.44%      9.44%     16.99%
            2006                  0.80%    0.80%    19.08     19.08      51,499         982,852    20.42%     20.42%      7.62%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2010                  0.10%    0.90%    13.84     17.74     637,446      10,837,194    13.68%     14.59%      1.63%
            2009                  0.10%    0.90%    12.08     15.54     803,344      11,702,647    17.92%     18.86%     14.87%
            2008                  0.10%    0.90%    11.08     13.13     430,268       5,492,483     5.51%      5.93%      3.76%
            2007                  0.50%    0.90%    11.62     12.39     333,508       4,078,634    10.28%     10.72%      2.70%
            2006                  0.50%    0.90%    11.12     11.19     129,179       1,441,916    12.13%     12.58%      2.92%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2010                  0.50%    0.90%    11.10     16.27     542,632       6,929,019     6.77%      7.20%      1.58%
            2009                  0.50%    0.90%    10.36     15.23     541,857       6,542,943    30.16%     30.68%      3.66%
            2008                  0.50%    0.90%     7.93     11.69     625,020       5,763,916   -42.65%    -42.42%      2.08%
            2007                  0.50%    0.90%    13.77     20.36     607,307       9,850,621     1.63%      2.04%      1.48%
            2006                  0.50%    0.90%    13.49     20.01     599,467       9,693,624    21.11%     21.59%      1.43%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2010                  0.35%    0.90%    12.59     15.92     103,679       1,574,272     6.43%      7.02%      1.38%
            2009                  0.35%    0.90%    11.81     14.96     123,850       1,774,377    29.93%     30.12%      3.06%
            2008                  0.75%    0.90%     9.08     11.51     185,308       2,050,155   -42.84%    -42.75%      1.80%
            2007                  0.75%    0.90%    15.86     20.14     191,240       3,716,605     1.43%      1.58%      1.21%
            2006                  0.75%    0.90%    15.61     19.86     260,667       4,987,443    20.72%     20.90%      1.32%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2010                  0.35%    1.00%   $ 6.12    $14.43    1,276,788    $12,590,596    14.34%     15.09%      0.74%
            2009                  0.35%    1.00%     5.34      9.81    1,764,880     12,294,436    19.87%     20.17%      0.63%
            2008                  0.75%    1.00%     4.45      8.16    2,303,857     12,045,256   -43.07%    -42.92%      0.00%
            2007                  0.75%    1.00%     7.79     14.30    2,363,019     21,596,168    10.90%     11.18%      0.00%
            2006                  0.75%    1.00%    12.33     12.33    2,498,659     20,544,773     5.45%      5.45%      0.08%
INVESCO V.I. CORE EQUITY SERIES I
            2010                  0.35%    0.90%     9.71     14.69    1,348,424     16,130,915     8.57%      9.17%      0.96%
            2009                  0.35%    0.90%     8.93     12.17    1,617,214     16,280,373    27.15%     27.34%      1.79%
            2008                  0.75%    0.90%     7.01      9.56    2,077,680     15,227,547   -30.77%    -30.66%      2.15%
            2007                  0.75%    0.90%    10.12     13.79    2,276,561     24,067,209     7.15%      7.31%      1.10%
            2006       4/28/06    0.75%    0.90%     9.43     12.85    2,410,740     23,832,376     8.50%      8.61%      0.56%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2010                  0.55%    0.80%    12.22     12.22       51,768        633,967     9.17%      9.17%      7.14%
            2009                  0.80%    0.80%    11.19     11.19       45,779        512,493    10.19%     10.19%     10.30%
            2008                  0.80%    0.80%    10.16     10.16       49,266        500,508   -16.40%    -16.40%      8.88%
            2007                  0.80%    0.80%    12.15     12.15       58,213        707,450     0.91%      0.91%      7.24%
            2006                  0.80%    0.80%    12.04     12.04       58,717        707,107     3.65%      3.65%      6.80%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2010                  0.35%    0.90%    15.35     19.48      374,956      6,305,360    11.85%     12.47%      2.35%
            2009                  0.35%    0.90%    13.72     17.39      401,748      6,036,397    34.03%     34.23%      1.48%
            2008                  0.75%    1.00%    10.24     13.84      503,827      5,673,697   -40.98%    -40.83%      0.54%
            2007                  0.75%    1.00%    17.32     23.45      568,487     10,792,000    13.57%     13.86%      0.41%
            2006                  0.75%    1.00%    15.24     20.65      585,021      9,766,594    26.95%     27.28%      1.08%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2010                  0.35%    0.90%    14.45     17.54      702,390     10,956,798     7.42%      8.01%      2.79%
            2009                  0.35%    0.90%    14.77     16.33      716,238     10,961,302    24.76%     24.95%      3.00%
            2008                  0.75%    0.90%    11.82     13.09      804,674     10,317,188   -16.59%    -16.47%      2.66%
            2007                  0.75%    0.90%    14.15     15.69      856,695     13,155,059     9.55%      9.71%      2.57%
            2006                  0.75%    0.90%    12.90     14.33      893,064     12,509,778     9.73%      9.89%      2.10%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2010                  0.50%    0.90%    14.89     16.43      570,500      9,281,763     7.15%      7.58%      2.65%
            2009                  0.50%    0.90%    13.89     15.31      546,133      8,290,876    24.46%     24.96%      2.90%
            2008                  0.50%    0.90%    11.16     12.28      453,794      5,521,434   -16.81%    -16.48%      2.42%
            2007                  0.50%    0.90%    13.42     14.74      489,711      7,148,113     9.30%      9.74%      2.28%
            2006                  0.50%    0.90%    12.28     13.47      509,243      6,793,161     9.43%      9.86%      1.89%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2010                  0.35%    0.90%    16.62     20.33      204,180      3,889,270    24.39%     25.08%      0.00%
            2009                  0.35%    0.90%    13.36     16.32      210,235      3,207,842    43.15%     43.72%      0.00%
            2008                  0.50%    0.90%     9.33     11.38      338,101      3,540,603   -44.36%    -44.14%      0.06%
            2007                  0.50%    0.90%    16.77     20.43      304,947      5,740,723    20.65%     21.13%      0.08%
            2006                  0.50%    0.90%    13.90     16.91      228,123      3,516,757    12.29%     12.74%      0.00%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2010                  0.35%    0.90%     5.38     21.69      284,086      1,937,073    23.28%     23.96%      0.00%
            2009                  0.35%    0.90%     4.36      8.04      327,963      1,491,955    55.49%     55.72%      0.00%
            2008                  0.75%    0.90%     2.81      5.16      343,187        995,979   -44.47%    -44.39%      0.09%
            2007                  0.75%    0.90%     5.05      9.28      340,300      1,784,359    20.61%     20.79%      0.35%
            2006                  0.75%    0.90%     4.19      7.68      340,533      1,481,348     6.86%      7.02%      0.00%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2010                  0.35%    0.90%     9.28     17.75      718,059      9,746,325    14.80%     15.43%      0.61%
            2009                  0.35%    0.90%     8.08      9.26      947,937      9,419,526    36.47%     36.67%      1.42%
            2008                  0.75%    0.90%     5.91      6.78    1,182,504      7,851,599   -45.16%    -45.08%      1.22%
            2007                  0.75%    0.90%    10.76     12.34    1,200,110     14,510,684     8.65%      8.81%      0.75%
            2006                  0.75%    0.90%     9.89     11.34    1,291,657     14,362,127    17.14%     17.32%      1.75%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2010                  0.75%    0.90%    11.32     11.71      196,314      2,266,374    14.48%     14.66%      0.49%
            2009                  0.75%    0.90%     9.89     10.22      223,397      2,248,825    36.17%     36.38%      1.28%
            2008                  0.75%    0.90%     7.26      7.49      237,315      1,751,153   -45.30%    -45.22%      1.02%
            2007                  0.75%    0.90%    13.28     13.67      248,332      3,350,266     8.38%      8.55%      0.56%
            2006                  0.75%    0.90%    12.25     12.60      275,922      3,431,008    16.88%     17.06%      1.64%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2010                  0.50%    0.90%   $10.86    $14.39       59,846    $   748,140    25.57%     26.07%      0.00%
            2009                  0.50%    0.90%     8.65     11.42       61,413        596,361    37.43%     37.98%      0.00%
            2008                  0.50%    0.90%     6.30      8.27       36,809        262,145   -39.53%    -39.29%      0.00%
            2007       6/7/07     0.50%    0.90%    10.41     13.63       14,413        174,585    -3.31%     -2.19%      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2010                  0.10%    0.90%    10.14     23.20      462,112      7,093,103    25.25%     26.26%      0.00%
            2009                  0.10%    0.90%     8.07     18.52      451,299      5,720,433    37.09%     38.18%      0.00%
            2008                  0.10%    0.90%     5.87     13.51      443,575      4,434,309   -39.68%    -39.44%      0.00%
            2007                  0.50%    0.90%    10.93     22.40      369,942      6,523,714     2.49%      2.90%      0.00%
            2006                  0.50%    0.90%    17.10     21.85      315,556      6,189,319    14.49%     14.66%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2010       5/20/10    0.15%    0.90%    10.16     10.21       74,346        758,110    -1.94%      2.14%      2.13%
LVIP CAPITAL GROWTH STANDARD CLASS
            2010                  0.10%    0.90%     9.54     13.14       74,213        796,298    17.83%     18.84%      0.06%
            2009                  0.10%    0.90%     8.03      8.42       46,832        388,563    33.85%     34.73%      0.39%
            2008                  0.10%    0.75%     6.26      6.27       24,297        151,365   -41.93%    -41.88%      1.22%
            2007       9/11/07    0.50%    0.60%    10.78     10.79          284          3,063     1.62%      7.52%      0.13%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2010                  0.10%    0.90%     7.59     13.15      516,330      4,165,925    16.92%     17.86%      0.00%
            2009                  0.10%    0.90%     6.49      7.64      467,695      3,093,113    36.59%     37.69%      0.00%
            2008                  0.10%    0.90%     4.75      4.78      295,492      1,412,407   -42.56%    -42.32%      1.38%
            2007       6/13/07    0.50%    0.90%     8.27      8.29      226,750      1,877,620   -13.91%     -7.26%      0.60%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2010                  0.10%    0.90%     9.41     10.43       66,365        666,492    23.65%     24.64%      0.12%
            2009                  0.10%    0.90%     7.61      8.37       29,301        229,522    23.53%     24.51%      0.69%
            2008                  0.10%    0.90%     6.19      6.20       20,223        124,965   -34.36%    -34.29%      1.10%
            2007       9/20/07    0.50%    0.60%     9.43      9.44        1,244         11,735    -6.60%     -1.99%      0.16%
LVIP CORE STANDARD CLASS
            2006                  0.50%    0.90%    11.84     11.92       14,085        167,585    12.92%     13.38%      0.98%
LVIP DELAWARE BOND STANDARD CLASS
            2010                  0.10%    0.90%    11.31     19.60    4,344,777     66,179,053     7.52%      8.38%      3.52%
            2009                  0.10%    0.90%    11.37     18.20    4,144,534     60,492,585    17.84%     18.78%      4.56%
            2008                  0.10%    1.00%     9.97     15.42    3,695,376     48,208,373    -3.89%     -3.41%      4.60%
            2007                  0.50%    1.00%    11.04     16.01    4,094,308     55,685,397     4.40%      4.92%      5.12%
            2006                  0.50%    1.00%    10.52     15.30    3,729,565     49,024,509     3.67%      4.19%      4.61%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2010       6/3/10     0.10%    0.90%    10.10     10.15       44,133        447,307    -0.04%      2.20%      1.56%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2010                  0.10%    0.90%     9.75     15.81      242,345      3,239,210    11.47%     12.37%      2.60%
            2009                  0.10%    0.90%     8.67     13.33      291,766      3,359,155    30.81%     31.88%      1.68%
            2008                  0.10%    0.90%     6.65     10.18      263,590      2,425,259   -33.82%    -33.55%      7.27%
            2007                  0.50%    0.90%    13.10     15.35      204,110      2,860,611     5.42%      5.84%      1.74%
            2006                  0.50%    0.90%    12.37     14.54      159,723      2,165,884    13.48%     13.94%      1.41%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2010                  0.10%    0.90%     8.60     12.33      195,847      2,115,831    11.92%     12.82%      1.02%
            2009                  0.10%    0.90%     7.66     10.09      178,548      1,725,741    23.56%     24.56%      1.15%
            2008                  0.10%    0.90%     6.18      8.13      190,583      1,511,079   -36.35%    -36.09%      1.57%
            2007                  0.50%    0.90%    12.59     12.73       88,104      1,105,939     5.17%      5.59%      1.26%
            2006                  0.50%    0.90%    12.03     12.05       53,981        648,125    11.69%     11.80%      1.55%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2010                  0.10%    0.90%     8.83     15.00      235,568      3,139,867    10.57%     11.46%      0.62%
            2009                  0.10%    0.90%     7.97     13.07      244,943      2,913,998    28.84%     29.35%      0.71%
            2008                  0.50%    0.90%     6.16     10.13      268,966      2,438,386   -35.00%    -34.74%      0.95%
            2007                  0.50%    0.90%    12.91     15.57      265,618      3,717,236     2.04%      2.45%      0.87%
            2006                  0.50%    0.90%    12.60     15.23      263,463      3,602,334    11.30%     11.75%      0.92%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2010                  0.10%    0.90%   $ 9.66    $14.26      518,861    $ 5,208,084    29.46%     30.50%      1.06%
            2009                  0.10%    0.90%     7.46      8.10       73,938        565,275    29.27%     30.32%      1.07%
            2008                  0.10%    0.90%     5.77      5.81       75,694        438,975   -37.20%    -36.95%      2.52%
            2007       7/6/07     0.50%    0.90%     9.20      9.22       10,976        101,067    -8.87%      1.05%      1.55%
LVIP GLOBAL INCOME STANDARD CLASS
            2010                  0.10%    0.90%    11.27     11.84       85,707        991,903     8.70%      9.57%      3.94%
            2009       6/8/09     0.10%    0.90%    10.29     10.80       25,001        268,959    -1.32%      8.96%      2.60%
LVIP GROWTH STANDARD CLASS
            2006                  0.50%    0.90%    12.00     12.02        5,574         66,933     5.54%      5.65%      0.00%
LVIP GROWTH OPPORTUNITIES STANDARD CLASS
            2006                  0.50%    0.90%    13.43     13.45        5,894         79,115     9.51%      9.62%      0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2010                  0.10%    0.90%     9.22     16.50      479,355      6,220,660    10.35%     11.23%      0.78%
            2009                  0.10%    0.90%     8.45     12.04      542,063      5,390,532    37.28%     37.84%      0.83%
            2008                  0.50%    0.90%     6.15      8.74      659,165      4,315,071   -41.35%    -41.11%      0.71%
            2007                  0.50%    0.90%    10.49     14.84      638,505      7,057,440    19.34%     19.82%      0.28%
            2006                  0.50%    0.90%     8.79     12.42      637,508      5,806,622     8.68%      9.13%      0.19%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2010       5/27/10    0.10%    0.90%    10.87     10.92       40,595        442,733     0.86%     12.00%      5.51%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2010                  0.10%    0.90%     7.92     11.88      282,689      2,547,700    12.09%     12.99%      0.87%
            2009                  0.10%    0.90%     7.01      7.72      204,683      1,569,646    34.63%     35.71%      1.03%
            2008                  0.10%    0.90%     5.67      5.71      154,998        881,866   -49.40%    -49.20%      1.67%
            2007       6/29/07    0.50%    0.90%    11.21     11.24       72,245        811,137    -0.35%     15.97%      1.57%
LVIP MFS VALUE STANDARD CLASS
            2010                  0.10%    0.90%     8.69     11.97      513,603      4,845,960    10.59%     11.48%      1.63%
            2009                  0.10%    0.90%     7.86      8.29      298,523      2,392,317    19.88%     20.84%      1.66%
            2008                  0.10%    0.90%     6.55      6.60      186,690      1,229,617   -32.90%    -32.63%      2.29%
            2007       8/7/07     0.50%    0.90%     9.77      9.79       18,277        178,775    -2.54%      3.19%      1.52%
LVIP MID-CAP VALUE STANDARD CLASS
            2010                  0.10%    0.90%     8.85     13.69      155,228      1,522,792    22.79%     23.78%      0.28%
            2009                  0.10%    0.90%     7.21      8.99      119,121        895,800    41.15%     42.30%      0.60%
            2008                  0.10%    0.90%     5.11      5.14      103,116        529,432   -41.24%    -41.00%      0.43%
            2007       6/20/07    0.50%    0.90%     8.69      8.71       74,959        652,549   -15.27%     -7.42%      0.26%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2010                  0.10%    0.90%     7.81     18.71      965,149     13,991,807     1.55%      2.36%      3.59%
            2009                  0.10%    0.90%     7.67     18.40      894,506     12,886,394    20.15%     21.11%      3.31%
            2008                  0.10%    0.90%     6.36     15.29    1,019,835     13,039,760   -37.22%    -36.97%      4.42%
            2007                  0.50%    0.90%    16.38     24.32    1,112,617     23,340,870    10.49%     10.93%      2.07%
            2006                  0.50%    0.90%    14.77     21.97    1,011,598     19,411,607    28.84%     29.36%      3.19%
LVIP MONEY MARKET STANDARD CLASS
            2010                  0.10%    0.90%     9.97     12.82    5,230,137     57,128,199    -0.85%     -0.05%      0.05%
            2009                  0.10%    0.90%    10.13     12.92    4,948,685     56,162,765    -0.60%      0.20%      0.31%
            2008                  0.10%    0.90%    10.44     12.98    5,974,770     68,869,629     1.43%      1.83%      2.26%
            2007                  0.50%    0.90%    10.99     12.79    4,117,683     47,169,046     4.03%      4.44%      4.85%
            2006                  0.50%    0.90%    10.56     12.28    3,687,559     41,074,646     3.74%      4.16%      4.60%
LVIP SSGA BOND INDEX STANDARD CLASS
            2010                  0.10%    0.90%    10.74     11.42      259,019      2,894,922     5.01%      5.86%      2.23%
            2009                  0.10%    0.90%    10.65     10.79      144,657      1,548,064     3.59%      4.42%      2.61%
            2008       7/8/08     0.10%    0.90%    10.28     10.33       31,543        325,092    -0.05%      5.19%      1.07%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
            2010       9/13/10    0.75%    0.75%    10.56     10.56        4,446         46,961     3.93%      3.93%      0.00%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2010                  0.10%    0.90%     8.38     11.05       73,476        635,124     6.30%      7.15%      1.45%
            2009                  0.10%    0.90%     7.92      7.99       43,232        342,201    43.85%     44.58%      2.77%
            2008       8/6/08     0.10%    0.60%     5.51      5.53        3,225         17,772   -33.53%      9.84%      3.21%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2010                  0.10%    0.90%   $14.66    $15.06     671,908     $9,953,782     26.63%     27.69%      1.48%
            2009                  0.10%    0.90%    11.65     11.80     341,217      3,992,695     88.19%     89.70%      3.23%
            2008       7/17/08    0.10%    0.90%     6.19      6.22      13,098         81,262    -38.85%      8.87%      1.27%
LVIP SSGA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2010                  0.10%    0.90%     8.49     15.45     714,702      7,683,337      7.76%      8.63%      1.07%
            2009                  0.10%    0.90%     7.85     11.20     669,393      6,656,614     29.62%     30.67%      7.05%
            2008                  0.10%    0.90%     6.04      8.60     488,017      3,869,571    -40.99%    -40.76%      0.69%
            2007                  0.50%    0.90%    14.37     14.52     248,522      3,586,104     10.02%     10.46%      1.13%
            2006                  0.50%    0.90%    13.06     13.15      97,709      1,282,590     15.50%     15.96%      1.06%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2010                  0.10%    0.90%     7.78     11.33     113,909      1,010,078      6.09%      6.94%      2.08%
            2009                  0.10%    0.90%     7.33      7.43      54,916        415,928     26.71%     27.74%      2.40%
            2008       6/12/08    0.10%    0.90%     5.79      5.82      10,531         61,056    -36.71%     14.39%      1.68%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
            2010                  0.10%    0.90%     9.93     13.25      84,317        890,872     18.13%     19.07%      1.75%
            2009                  0.10%    0.90%     8.45      8.52      42,402        364,109     34.51%     35.21%      3.30%
            2008       6/26/08    0.10%    0.60%     6.28      6.30       2,965         18,632    -29.91%      7.07%      0.68%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
            2010       10/21/10   0.15%    0.15%    10.97     10.97         526          5,774      2.18%      2.18%      0.00%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2010       10/26/10   0.60%    0.90%    10.84     10.86       9,915        107,625      0.40%      1.82%      0.00%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2010       10/4/10    0.15%    0.90%    11.14     11.17      15,837        176,918      1.41%      6.20%      0.00%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2010       9/13/10    0.10%    0.75%    11.22     11.24       4,146         46,552      3.02%      8.77%      0.00%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2010                  0.10%    0.90%     8.65     12.53     812,905      8,292,765     13.70%     14.61%      1.30%
            2009                  0.10%    0.90%     7.58      9.37     743,289      6,609,565     24.98%     25.99%      1.40%
            2008                  0.10%    0.90%     6.05      7.47     778,846      5,542,602    -37.76%    -37.51%      7.14%
            2007       4/27/07    0.50%    0.90%     9.69     11.95     120,389      1,397,673     -3.60%     -0.29%      2.05%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2010                  0.10%    0.90%     9.40     13.63     274,935      2,740,961     25.06%     26.06%      0.54%
            2009                  0.10%    0.90%     7.52      8.59     263,354      2,015,464     24.88%     25.90%      0.82%
            2008                  0.10%    0.90%     6.02      6.06     182,279      1,104,658    -34.57%    -34.30%      2.30%
            2007       6/26/07    0.50%    0.90%     9.20      9.22      31,559        290,854     -8.71%      1.65%      0.98%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
            2010                  0.10%    0.90%    12.60     14.31     103,541      1,322,263     26.61%     27.63%      1.60%
            2009                  0.10%    0.90%    10.00     10.08      92,797        927,588     50.75%     51.52%      2.04%
            2008       8/18/08    0.10%    0.60%     6.63      6.65      15,366        101,903    -31.92%     10.21%      1.30%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2010                  0.10%    0.90%     9.44     13.19     168,532      1,674,243     15.69%     16.61%      0.00%
            2009                  0.10%    0.90%     8.16      8.52     137,077      1,138,377     41.80%     42.94%      0.00%
            2008                  0.10%    0.90%     5.75      5.79      97,116        561,686    -42.37%    -42.14%      0.50%
            2007       7/2/07     0.50%    0.90%     9.98     10.01      22,895        228,895     -5.41%      5.17%      0.33%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2010                  0.10%    0.90%    10.67     20.58     154,912      2,343,261     27.22%     28.24%      0.00%
            2009                  0.10%    0.90%     8.39     12.89     163,611      1,929,193     45.03%     45.61%      0.11%
            2008                  0.50%    0.90%     5.77      8.87     126,954      1,040,570    -43.29%    -43.06%      0.00%
            2007                  0.50%    0.90%    14.15     15.63     107,858      1,593,196     12.57%     13.02%      0.00%
            2006                  0.50%    0.90%    12.52     13.86      39,575        527,916      8.30%      8.74%      0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2010                  0.10%    0.90%     8.15     11.52     126,686      1,137,791      5.61%      6.46%      2.13%
            2009                  0.10%    0.90%     7.71      8.24      90,209        714,828     26.96%     27.98%      2.28%
            2008                  0.10%    0.90%     6.07      6.11      57,578        351,754    -38.32%    -38.07%      3.85%
            2007       7/6/07     0.50%    0.90%     9.85      9.87       7,824         77,213     -4.15%      7.45%      2.24%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2010                  0.10%    0.90%   $ 9.92    $10.41      122,566    $ 1,327,386    26.11%     27.12%      0.00%
            2009                  0.10%    0.90%     7.80      8.22       83,373        681,819    47.09%     48.27%      0.00%
            2008                  0.10%    0.90%     5.53      5.57       45,170        250,983   -49.76%    -49.55%      0.00%
            2007       7/16/07    0.50%    0.90%    11.01     11.04       13,954        153,986    -2.02%      5.89%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2010                  0.10%    0.90%     8.23     15.72      365,751      4,899,983    16.87%     17.81%      0.98%
            2009                  0.10%    0.90%     7.02     11.99      408,367      4,606,714    22.19%     23.19%      1.17%
            2008                  0.10%    0.90%     5.73      9.81      506,068      4,380,051   -38.87%    -38.63%      1.77%
            2007                  0.50%    0.90%    12.34     16.05      428,276      6,085,884     3.42%      3.83%      1.22%
            2006                  0.50%    0.90%    11.93     15.52      423,391      5,842,308    10.25%     10.71%      1.31%
LVIP WILSHIRE 2010 PROFILE STANDARD CLASS
            2010                  0.35%    0.90%    10.78     10.94       34,337        383,743    10.47%     10.91%      1.11%
            2009                  0.50%    0.90%     9.80      9.86       26,304        257,476    23.47%     23.77%      2.10%
            2008                  0.50%    0.75%     7.97      7.97        1,637         13,025   -24.29%    -24.29%      2.16%
            2007       9/14/07    0.50%    0.50%    10.53     10.53          684          7,200     3.68%      3.68%      0.46%
LVIP WILSHIRE 2020 PROFILE STANDARD CLASS
            2010                  0.10%    0.90%    10.21     10.51       77,823        845,364    11.03%     11.98%      0.94%
            2009                  0.10%    0.90%     9.33      9.43       70,980        666,439    24.53%     25.03%      2.12%
            2008                  0.50%    0.90%     7.53      7.54       32,502        244,683   -27.33%    -27.26%      3.11%
            2007       10/5/07    0.50%    0.60%    10.36     10.37        1,201         12,441    -0.34%      0.22%      0.38%
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
            2010                  0.10%    0.90%     9.94     10.29      130,739      1,355,756    11.54%     12.43%      0.97%
            2009                  0.10%    0.90%     9.09      9.19      106,705        976,397    26.80%     27.31%      1.84%
            2008                  0.50%    0.90%     7.17      7.22       80,748        581,772   -31.40%    -31.12%      1.46%
            2007       7/20/07    0.50%    0.90%    10.45     10.48       18,646        195,259    -0.03%      4.84%      0.52%
LVIP WILSHIRE 2040 PROFILE STANDARD CLASS
            2010                  0.10%    0.90%     9.59     16.12      382,372      4,072,413    12.65%     13.55%      0.84%
            2009                  0.10%    0.90%     8.45      8.61      334,303      2,956,721    29.78%     30.82%      1.64%
            2008                  0.10%    0.90%     6.56      6.61      110,289        727,180   -36.12%    -35.87%      0.93%
            2007       8/17/07    0.50%    0.90%    10.28     10.30       18,079        186,184    -3.41%      7.38%      0.91%
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
            2010                  0.10%    0.90%    11.14     14.45      565,185      7,107,566     9.51%     10.39%      4.10%
            2009                  0.10%    0.90%    10.09     12.42      452,332      5,208,513    23.73%     24.73%      4.85%
            2008                  0.10%    0.90%     9.85     10.00      277,103      2,669,009   -19.17%    -18.85%      1.74%
            2007                  0.50%    0.90%    12.19     12.32      161,649      1,988,703     6.81%      7.24%      3.49%
            2006                  0.50%    0.90%    11.41     11.47       14,124        161,888     8.36%      8.69%      1.75%
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
            2010                  0.10%    0.90%    10.51     15.23    3,477,820     42,797,887    10.96%     11.85%      3.02%
            2009                  0.10%    0.90%     9.40     12.21    3,204,727     35,730,922    26.89%     27.91%      4.83%
            2008                  0.10%    0.90%     7.48      9.59    1,834,416     16,763,234   -27.27%    -26.98%      2.31%
            2007                  0.50%    0.90%    12.99     13.13    1,331,965     17,424,811     8.29%      8.72%      1.58%
            2006                  0.50%    0.90%    12.00     12.08      853,856     10,300,685    11.03%     11.48%      1.22%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
            2010                  0.10%    0.90%     9.69     15.63    3,421,137     40,960,389    11.71%     12.61%      3.05%
            2009                  0.10%    0.90%     8.65     11.66    2,696,664     29,419,026    27.87%     28.90%      4.72%
            2008                  0.10%    0.90%     6.74      9.08    2,131,706     18,608,556   -34.02%    -33.75%      1.19%
            2007                  0.50%    0.90%    13.57     13.71    1,408,883     19,114,010     8.83%      9.26%      1.97%
            2006                  0.50%    0.90%    12.47     12.55      595,647      7,466,422    13.12%     13.57%      1.43%
M BUSINESS OPPORTUNITY VALUE
            2010                  0.50%    0.90%     8.50     16.65      125,043      1,485,770     8.29%      8.73%      0.72%
            2009                  0.50%    0.90%     7.82     15.36      119,933      1,319,492    23.47%     23.96%      0.89%
            2008                  0.50%    0.90%     8.62     12.42      128,277      1,189,188   -35.07%    -34.81%      0.05%
            2007                  0.50%    0.90%    13.22     19.10       79,888      1,156,518     4.50%      4.91%      0.70%
            2006                  0.50%    0.90%    12.60     18.25       62,077        881,219    12.87%     13.32%      0.62%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
M CAPITAL APPRECIATION
            2010                  0.50%    0.90%   $10.81    $23.92       59,359    $ 1,052,242    25.87%     26.37%      0.20%
            2009                  0.50%    0.90%     8.57     18.98       61,913        856,666    47.27%     47.86%      0.04%
            2008                  0.50%    0.90%     9.16     12.87       62,565        614,808   -42.55%    -42.32%      0.00%
            2007                  0.50%    0.90%    15.88     22.36       53,180        930,893    10.91%     11.36%      0.00%
            2006                  0.50%    0.90%    14.26     20.13       48,022        795,824    15.30%     15.77%      0.00%
M INTERNATIONAL EQUITY
            2010                  0.50%    0.90%     7.63     20.20      160,569      2,013,710     3.67%      4.09%      3.10%
            2009                  0.50%    0.90%     7.34     19.46      168,632      2,133,646    24.16%     24.66%      2.45%
            2008                  0.50%    0.90%     9.43     15.65      165,195      1,744,066   -40.38%    -40.14%      3.44%
            2007                  0.50%    0.90%    15.75     26.21      155,389      2,816,997     7.04%      7.47%      2.21%
            2006                  0.50%    0.90%    14.65     24.45      129,365      2,247,144    25.65%     26.15%      1.55%
M LARGE CAP GROWTH
            2010                  0.50%    0.90%     9.49     17.20      125,381      1,734,733    21.96%     22.45%      0.37%
            2009                  0.50%    0.90%     7.76     14.08      138,771      1,566,643    36.17%     36.72%      0.69%
            2008                  0.50%    0.90%     7.88     10.32      161,889      1,381,095   -49.43%    -49.23%      0.02%
            2007                  0.50%    0.90%    15.52     20.38       88,839      1,517,965    21.33%     21.82%      0.41%
            2006                  0.50%    0.90%    12.74     16.77       75,855      1,084,471     7.55%      7.98%      0.65%
MFS VIT CORE EQUITY INITIAL CLASS
            2010                  0.35%    0.90%    12.09     13.55       62,336        796,038    16.17%     16.63%      1.14%
            2009                  0.50%    0.90%    10.41     11.62       69,112        747,668    31.25%     31.77%      1.69%
            2008                  0.50%    0.90%     7.93      8.82       66,579        550,044   -39.70%    -39.46%      0.83%
            2007                  0.50%    0.90%    13.15     14.56       68,662        937,063    10.15%     10.60%      0.33%
            2006                  0.50%    0.90%    11.94     13.17       72,642        902,388    12.78%     13.23%      0.44%
MFS VIT GROWTH INITIAL CLASS
            2010                  0.10%    0.90%     9.67     16.30      800,429     10,754,246    14.30%     15.22%      0.11%
            2009                  0.10%    0.90%     8.43     13.77      924,172     10,061,344    36.44%     37.54%      0.31%
            2008                  0.10%    0.90%     6.89     10.08    1,036,664      7,763,842   -37.98%    -37.73%      0.23%
            2007                  0.50%    0.90%    11.10     16.23    1,102,410     13,301,982    20.09%     20.57%      0.00%
            2006                  0.50%    0.90%     9.23     13.49    1,167,363     11,734,895     6.92%      7.36%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2010                  0.10%    0.90%     9.65     16.83    1,882,719     25,530,082     8.95%      9.82%      2.74%
            2009                  0.10%    0.90%     8.83     15.43    1,931,371     24,571,274    16.97%     17.91%      3.60%
            2008                  0.10%    1.00%     7.53     13.18    1,989,435     22,162,954   -22.91%    -22.52%      3.13%
            2007                  0.50%    1.00%    12.04     17.06    2,088,500     30,358,834     3.18%      3.70%      2.49%
            2006                  0.50%    1.00%    11.61     16.50    2,007,091     28,589,897    10.78%     11.34%      2.32%
MFS VIT UTILITIES INITIAL CLASS
            2010                  0.10%    0.90%     9.21     28.07    1,255,645     23,150,710    12.79%     13.69%      3.19%
            2009                  0.10%    0.90%     8.10     24.85    1,301,366     23,080,444    32.02%     33.09%      5.07%
            2008                  0.10%    0.90%     6.57     18.79    1,185,852     16,999,209   -38.23%    -37.98%      1.53%
            2007                  0.50%    0.90%    19.48     30.38    1,206,846     28,961,737    26.75%     27.26%      0.90%
            2006                  0.50%    0.90%    15.31     23.93    1,035,763     19,715,668    30.08%     30.60%      2.00%
NB AMT MID-CAP GROWTH I CLASS
            2010                  0.35%    1.00%    13.22     17.79    1,041,517     16,681,877    27.81%     28.65%      0.00%
            2009                  0.35%    1.00%    10.32     13.92    1,173,515     14,464,263    30.29%     30.95%      0.00%
            2008                  0.50%    1.00%     7.90     10.68    1,346,375     12,519,070   -43.94%    -43.65%      0.00%
            2007                  0.50%    1.00%    14.06     19.05    1,402,411     23,180,503    21.30%     21.93%      0.00%
            2006                  0.50%    1.00%    11.56     15.71    1,432,631     19,406,657    13.57%     14.12%      0.00%
NB AMT PARTNERS I CLASS
            2010                  0.35%    0.90%    13.01     20.03      127,867      2,045,525    14.63%     15.26%      0.69%
            2009                  0.35%    0.90%    11.33     13.36      159,495      2,004,659    54.68%     54.91%      2.65%
            2008                  0.75%    0.90%     7.32      8.64      179,902      1,390,359   -52.82%    -52.75%      0.55%
            2007                  0.75%    0.90%    15.48     18.31      174,180      2,825,301     8.36%      8.52%      0.64%
            2006                  0.75%    0.90%    14.27     16.90      182,280      2,723,511    11.24%     11.40%      0.70%
NB AMT REGENCY I CLASS
            2010                  0.35%    0.90%    12.93     20.80      353,422      5,816,330    25.05%     25.74%      0.72%
            2009                  0.35%    0.90%    10.30     15.00      413,860      5,457,294    45.25%     45.83%      1.76%
            2008                  0.50%    0.90%     7.06     10.31      487,229      4,390,313   -46.31%    -46.09%      1.21%
            2007                  0.50%    0.90%    13.10     19.18      504,908      8,544,490     2.38%      2.79%      0.45%
            2006                  0.50%    0.90%    12.75     18.71      609,553     10,221,332    10.17%     10.61%      0.42%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2010                  0.10%    0.90%   $14.08    $15.70     250,242     $3,807,483     23.41%     24.40%     15.69%
            2009       6/2/09     0.10%    0.90%    11.32     12.62      95,811      1,205,442      0.95%     29.64%      7.47%
PREMIER VIT OPCAP GLOBAL EQUITY CLASS I
            2008                  0.00%    0.00%       --        --          --             --      0.00%      0.00%      1.54%
            2007                  0.80%    0.80%    17.76     17.76      28,967        514,558      6.55%      6.55%      0.86%
            2006                  0.80%    0.80%    16.67     16.67      35,510        592,015     20.10%     20.10%      0.86%
PREMIER VIT OPCAP MANAGED CLASS I
            2009                  0.80%    0.80%    11.46     11.46      37,704        432,006     23.71%     23.71%      2.42%
            2008                  0.80%    0.80%     9.26      9.26      44,097        408,419    -30.32%    -30.32%      3.07%
            2007                  0.80%    0.80%    13.29     13.29      51,991        691,076      2.23%      2.23%      2.10%
            2006                  0.80%    0.80%    13.00     13.00      62,324        810,320      8.78%      8.78%      1.71%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2010                  0.35%    0.90%    11.63     13.11     150,113      1,872,702      1.55%      2.11%      1.90%
            2009                  0.35%    0.90%    11.45     12.82     164,445      2,008,787     24.87%     25.06%      0.00%
            2008                  0.75%    0.90%     9.17     10.25     204,538      1,979,911    -17.82%    -17.69%      0.00%
            2007                  0.75%    0.90%    11.15     12.45     177,160      2,081,535     -1.49%     -1.34%      0.79%
            2006                  0.75%    0.90%    11.32     12.62     181,608      2,167,284      1.87%      2.02%      0.32%
PUTNAM VT GROWTH & INCOME CLASS IB
            2010                  0.35%    0.90%    11.24     15.65      98,810      1,149,210     13.35%     13.98%      1.51%
            2009                  0.35%    0.90%     9.91     10.34      96,629        985,424     28.65%     28.84%      4.38%
            2008                  0.75%    0.90%     7.70      8.02     194,104      1,523,353    -39.25%    -39.16%      2.14%
            2007                  0.75%    0.90%    12.68     13.19     188,022      2,424,905     -6.88%     -6.74%      1.30%
            2006                  0.75%    0.90%    13.62     14.14     237,088      3,272,973     14.87%     15.04%      1.51%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
                                                                        PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                 $     816,867  $    794,698
ABVPSF Growth and Income Class A                                            822,149     1,452,507
ABVPSF International Value Class A                                        1,614,235       708,637
ABVPSF Large Cap Growth Class A                                             325,063       503,361
ABVPSF Small/Mid Cap Value Class A                                        1,587,195     1,900,938
American Century VP Inflation Protection Class I                          7,952,650     9,551,206
American Funds Global Growth Class 2                                      3,017,292     1,425,963
American Funds Global Small Capitalization Class 2                        4,584,821     4,577,171
American Funds Growth Class 2                                             7,899,239    12,409,364
American Funds Growth-Income Class 2                                      7,734,162     6,792,830
American Funds International Class 2                                      9,665,426     8,628,038
BlackRock Global Allocation V.I. Class I                                  9,085,076       513,290
Delaware VIP Diversified Income Standard Class                            7,986,594    16,051,322
Delaware VIP Emerging Markets Standard Class                              8,385,081     8,909,971
Delaware VIP High Yield Standard Class                                    6,338,913     6,736,484
Delaware VIP Limited-Term Diversified Income Standard Class               2,801,531       610,982
Delaware VIP REIT Standard Class                                          7,835,954     4,194,627
Delaware VIP Small Cap Value Standard Class                               7,269,111     5,753,973
Delaware VIP Smid Cap Growth Standard Class                              17,425,648       641,215
Delaware VIP Trend Standard Class                                         1,108,393    19,647,837
Delaware VIP U.S. Growth Standard Class                                     329,668       311,466
Delaware VIP Value Standard Class                                         1,858,218     1,539,839
DWS VIP Alternative Asset Allocation Plus Class A                           870,929        55,150
DWS VIP Equity 500 Index Class A                                          4,628,911     7,631,255
DWS VIP Small Cap Index Class A                                             739,733     2,163,397
Fidelity VIP Asset Manager Initial Class                                    295,427       234,920
Fidelity VIP Contrafund Service Class                                     6,369,499     5,480,998
Fidelity VIP Equity-Income Initial Class                                    286,962       904,285
Fidelity VIP Equity-Income Service Class                                    458,873       586,342
Fidelity VIP Growth Service Class                                         1,056,116     1,028,832
Fidelity VIP Growth Opportunities Service Class                             132,338       336,809
Fidelity VIP High Income Service Class                                      417,102       375,452
Fidelity VIP Investment Grade Bond Initial Class                            554,875       830,131
Fidelity VIP Mid Cap Service Class                                        3,016,811     1,385,204
Fidelity VIP Overseas Service Class                                       1,719,905     1,391,091
FTVIPT Franklin Income Securities Class 1                                 3,980,170     1,964,130
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   2,078,096     1,684,659
FTVIPT Mutual Shares Securities Class 1                                   2,537,644       355,754
FTVIPT Templeton Foreign Securities Class 1                                 335,837       849,255
FTVIPT Templeton Foreign Securities Class 2                                 517,197       772,628
FTVIPT Templeton Global Asset Allocation Class 1                             19,875     1,087,173
FTVIPT Templeton Global Bond Securities Class 1                           5,132,789     7,418,356
FTVIPT Templeton Growth Securities Class 1                                  482,877       525,604
FTVIPT Templeton Growth Securities Class 2                                  184,814       469,005
Invesco V.I. Capital Appreciation Series I                                  623,528     1,930,213
Invesco V.I. Core Equity Series I                                         1,018,217     2,429,190
Invesco V.I. Diversified Income Series I                                    360,352       250,121
Invesco V.I. International Growth Series I                                  744,116     1,054,755
Janus Aspen Series Balanced Institutional Class                           1,335,544     1,899,712
Janus Aspen Series Balanced Service Class                                 4,327,414     3,750,985
Janus Aspen Series Enterprise Service Class                               1,028,133     1,072,846
Janus Aspen Series Global Technology Service Class                          682,336       626,487
Janus Aspen Series Worldwide Institutional Class                            356,942     1,352,941
Janus Aspen Series Worldwide Service Class                                  141,978       422,594
LVIP Baron Growth Opportunities Standard Class                              481,974       461,133
LVIP Baron Growth Opportunities Service Class                             1,135,628     1,277,141
LVIP BlackRock Inflation Protected Bond Standard Class                      781,150        39,567

                                                                        AGGREGATE      AGGREGATE
                                                                         COST OF       PROCEEDS
                                                                        PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                                    $     318,563  $     32,615
LVIP Cohen & Steers Global Real Estate Standard Class                     1,730,404     1,295,171
LVIP Columbia Value Opportunities Standard Class                            405,324        68,905
LVIP Delaware Bond Standard Class                                        13,155,548     9,008,842
LVIP Delaware Diversified Floating Rate Standard Class                      552,834       109,138
LVIP Delaware Foundation Aggressive Allocation Standard Class               829,993     1,268,375
LVIP Delaware Growth and Income Standard Class                              400,885       227,319
LVIP Delaware Social Awareness Standard Class                               332,155       412,799
LVIP Delaware Special Opportunities Standard Class                        4,466,872       529,711
LVIP Global Income Standard Class                                           897,014       201,359
LVIP Janus Capital Appreciation Standard Class                              700,450       445,006
LVIP JPMorgan High Yield Standard Class                                     471,617        51,853
LVIP MFS International Growth Standard Class                                911,007       225,645
LVIP MFS Value Standard Class                                             2,182,186       145,198
LVIP Mid-Cap Value Standard Class                                           522,522       164,083
LVIP Mondrian International Value Standard Class                          2,737,175     1,482,540
LVIP Money Market Standard Class                                         74,845,138    73,510,571
LVIP SSgA Bond Index Standard Class                                       1,985,094       710,006
LVIP SSgA Conservative Structured Allocation Standard Class                  45,795           737
LVIP SSgA Developed International 150 Standard Class                        331,693        71,859
LVIP SSgA Emerging Markets 100 Standard Class                             6,403,804     1,974,100
LVIP SSgA Global Tactical Allocation Standard Class                       1,664,916     1,195,187
LVIP SSgA International Index Standard Class                                669,375       134,110
LVIP SSgA Large Cap 100 Standard Class                                      463,493        33,901
LVIP SSgA Moderate Index Allocation Standard Class                            9,033         3,389
LVIP SSgA Moderate Structured Allocation Standard Class                     108,029         2,211
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             183,159        10,643
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class         44,031         2,021
LVIP SSgA S&P 500 Index Standard Class                                    4,657,160     3,922,085
LVIP SSgA Small-Cap Index Standard Class                                  1,297,329     1,118,648
LVIP SSgA Small-Mid Cap 200 Standard Class                                1,046,027       926,462
LVIP T. Rowe Price Growth Stock Standard Class                              573,731       262,871
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 990,642     1,042,698
LVIP Templeton Growth Standard Class                                        530,799       166,857
LVIP Turner Mid-Cap Growth Standard Class                                   827,613       408,241
LVIP Wells Fargo Intrinsic Value Standard Class                             410,388       835,880
LVIP Wilshire 2010 Profile Standard Class                                   161,593        70,388
LVIP Wilshire 2020 Profile Standard Class                                   193,560        92,797
LVIP Wilshire 2030 Profile Standard Class                                   408,170       145,391
LVIP Wilshire 2040 Profile Standard Class                                   995,160       302,424
LVIP Wilshire Conservative Profile Standard Class                         2,623,303     1,125,178
LVIP Wilshire Moderate Profile Standard Class                             7,645,442     3,895,775
LVIP Wilshire Moderately Aggressive Profile Standard Class               10,342,099     2,084,097
M Business Opportunity Value                                                324,666       280,097
M Capital Appreciation                                                      228,241       260,678
M International Equity                                                      448,241       573,316
M Large Cap Growth                                                          279,696       434,557
MFS VIT Core Equity Initial Class                                            62,837       125,048
MFS VIT Growth Initial Class                                              1,030,537     1,812,452
MFS VIT Total Return Initial Class                                        2,800,295     3,571,262
MFS VIT Utilities Initial Class                                           6,339,780     8,422,919
NB AMT Mid-Cap Growth I Class                                               845,164     2,562,039
NB AMT Partners I Class                                                     199,361       439,213
NB AMT Regency I Class                                                      274,765     1,159,150
PIMCO VIT Commodity Real Return Administrative Class                      2,902,863       619,201
Premier VIT OpCap Managed Class I                                             8,795       465,336
Putnam VT Global Health Care Class IB                                       894,699     1,059,888
Putnam VT Growth & Income Class IB                                          199,015       165,882

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                                   NET
                                                                        SHARES    ASSET   FAIR VALUE
                                                                        OWNED     VALUE    OF SHARES   COST OF SHARES
---------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   156,800  $19.47  $  3,052,906   $ 2,490,863
ABVPSF Growth and Income Class A                                        757,298   17.19    13,017,960    15,167,442
ABVPSF International Value Class A                                      442,580   14.90     6,594,447     7,507,082
ABVPSF Large Cap Growth Class A                                          71,161   27.79     1,977,578     1,727,601
ABVPSF Small/Mid Cap Value Class A                                      837,108   16.95    14,188,977    12,450,734
American Century VP Inflation Protection Class I                      1,282,297   11.11    14,246,314    13,618,813
American Funds Global Growth Class 2                                    806,843   21.48    17,330,983    16,186,520
American Funds Global Small Capitalization Class 2                    1,340,502   21.35    28,619,707    24,239,293
American Funds Growth Class 2                                         1,991,171   54.34   108,200,236    99,002,989
American Funds Growth-Income Class 2                                  2,390,086   34.25    81,860,459    80,333,408
American Funds International Class 2                                  2,898,277   17.98    52,111,028    49,800,847
BlackRock Global Allocation V.I. Class I                                716,796   16.15    11,576,261    10,869,855
Delaware VIP Diversified Income Standard Class                        2,337,966   11.28    26,372,258    24,356,986
Delaware VIP Emerging Markets Standard Class                          1,262,961   22.19    28,025,105    22,233,855
Delaware VIP High Yield Standard Class                                3,116,010    6.04    18,820,698    16,971,442
Delaware VIP Limited-Term Diversified Income Standard Class             445,319   10.15     4,519,990     4,451,336
Delaware VIP REIT Standard Class                                      2,625,254    9.58    25,149,930    28,541,960
Delaware VIP Small Cap Value Standard Class                           1,260,552   31.96    40,287,227    32,778,848
Delaware VIP Smid Cap Growth Standard Class                             860,662   22.22    19,123,902    16,938,371
Delaware VIP U.S. Growth Standard Class                                 166,384    8.15     1,356,034     1,169,259
Delaware VIP Value Standard Class                                       766,281   16.49    12,635,974    13,004,660
DWS VIP Alternative Asset Allocation Plus Class A                        73,075   13.85     1,012,093       945,905
DWS VIP Equity 500 Index Class A                                      2,972,727   13.17    39,150,819    35,606,863
DWS VIP Small Cap Index Class A                                         822,235   12.41    10,203,940     9,537,718
Fidelity VIP Asset Manager Initial Class                                 57,119   14.54       830,511       821,559
Fidelity VIP Contrafund Service Class                                 2,342,888   23.81    55,784,165    56,038,814
Fidelity VIP Equity-Income Initial Class                                135,992   19.02     2,586,575     2,797,717
Fidelity VIP Equity-Income Service Class                                301,348   18.96     5,713,556     6,368,933
Fidelity VIP Growth Service Class                                       188,223   36.99     6,962,364     6,210,735
Fidelity VIP Growth Opportunities Service Class                         162,107   17.89     2,900,103     2,382,020
Fidelity VIP High Income Service Class                                  288,333    5.54     1,597,363     1,631,102
Fidelity VIP Investment Grade Bond Initial Class                        140,593   12.83     1,803,806     1,791,493
Fidelity VIP Mid Cap Service Class                                      419,269   32.52    13,634,624    11,819,255
Fidelity VIP Overseas Service Class                                     361,057   16.70     6,029,648     6,272,614
FTVIPT Franklin Income Securities Class 1                               589,335   15.16     8,934,323     8,608,213
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                 511,620   22.21    11,363,083     9,647,877
FTVIPT Mutual Shares Securities Class 1                                 461,579   16.14     7,449,885     7,350,079
FTVIPT Templeton Foreign Securities Class 1                             156,156   14.54     2,270,508     2,276,082
FTVIPT Templeton Foreign Securities Class 2                             304,636   14.29     4,353,253     4,052,559
FTVIPT Templeton Global Bond Securities Class 1                         542,936   19.94    10,826,148     9,522,929
FTVIPT Templeton Growth Securities Class 1                              619,125   11.19     6,928,013     7,279,829
FTVIPT Templeton Growth Securities Class 2                              142,988   11.01     1,574,300     1,578,479
Invesco V.I. Capital Appreciation Series I                              540,446   23.30    12,592,403    12,263,327
Invesco V.I. Core Equity Series I                                       597,361   27.03    16,146,668    14,742,122
Invesco V.I. Diversified Income Series I                                103,931    6.10       633,979       697,364
Invesco V.I. International Growth Series I                              219,784   28.69     6,305,592     5,046,197
Janus Aspen Series Balanced Institutional Class                         387,170   28.30    10,956,915    10,078,543
Janus Aspen Series Balanced Service Class                               315,498   29.42     9,281,957     8,432,098
Janus Aspen Series Enterprise Service Class                             103,633   37.53     3,889,342     3,044,742
Janus Aspen Series Global Technology Service Class                      342,246    5.66     1,937,110     1,501,951
Janus Aspen Series Worldwide Institutional Class                        323,464   30.13     9,745,976     9,134,094
Janus Aspen Series Worldwide Service Class                               76,054   29.80     2,266,423     1,946,080
LVIP Baron Growth Opportunities Standard Class                           24,493   30.55       748,156       585,381
LVIP Baron Growth Opportunities Service Class                           233,844   30.27     7,078,453     5,683,316
LVIP BlackRock Inflation Protected Bond Standard Class                   71,899   10.13       728,405       741,265
LVIP Capital Growth Standard Class                                       31,073   25.61       795,864       603,136
LVIP Cohen & Steers Global Real Estate Standard Class                   556,063    7.46     4,149,344     3,285,738

                                                                                   NET
                                                                        SHARES    ASSET   FAIR VALUE
                                                                        OWNED     VALUE    OF SHARES   COST OF SHARES
---------------------------------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities Standard Class                         63,226  $10.54   $   666,655   $   563,793
LVIP Delaware Bond Standard Class                                     4,830,855   13.70    66,158,556    63,253,290
LVIP Delaware Diversified Floating Rate Standard Class                   44,049   10.09       444,414       443,776
LVIP Delaware Foundation Aggressive Allocation Standard Class           261,738   12.38     3,239,269     3,266,067
LVIP Delaware Growth and Income Standard Class                           73,054   28.96     2,115,791     2,075,871
LVIP Delaware Social Awareness Standard Class                           102,702   30.57     3,139,921     2,930,176
LVIP Delaware Special Opportunities Standard Class                      132,439   39.32     5,207,901     4,492,463
LVIP Global Income Standard Class                                        85,512   11.57       989,717       968,497
LVIP Janus Capital Appreciation Standard Class                          289,307   21.50     6,220,968     5,569,702
LVIP JPMorgan High Yield Standard Class                                  41,215   10.37       427,484       423,096
LVIP MFS International Growth Standard Class                            201,845   12.50     2,523,059     2,304,233
LVIP MFS Value Standard Class                                           211,550   22.79     4,822,079     4,292,569
LVIP Mid-Cap Value Standard Class                                       107,419   14.18     1,522,779     1,292,752
LVIP Mondrian International Value Standard Class                        906,245   15.45    13,998,763    15,018,729
LVIP Money Market Standard Class                                      5,724,669   10.00    57,246,689    57,246,686
LVIP SSgA Bond Index Standard Class                                     263,606   10.98     2,893,071     2,834,243
LVIP SSgA Conservative Structured Allocation Standard Class               4,484   10.47        46,962        45,083
LVIP SSgA Developed International 150 Standard Class                     74,267    8.55       635,059       571,194
LVIP SSgA Emerging Markets 100 Standard Class                           712,875   13.96     9,953,879     8,226,023
LVIP SSgA Global Tactical Allocation Standard Class                     745,040   10.31     7,683,599     7,897,189
LVIP SSgA International Index Standard Class                            126,762    7.93     1,005,472       906,338
LVIP SSgA Large Cap 100 Standard Class                                   86,159   10.34       890,884       763,772
LVIP SSgA Moderate Index Allocation Standard Class                          538   10.74         5,774         5,662
LVIP SSgA Moderate Structured Allocation Standard Class                  10,116   10.64       107,592       105,805
LVIP SSgA Moderately Aggressive Index Allocation Standard Class          16,268   10.88       176,919       172,673
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class      4,076   10.93        44,566        42,091
LVIP SSgA S&P 500 Index Standard Class                                  940,247    8.82     8,288,275     7,147,288
LVIP SSgA Small-Cap Index Standard Class                                152,966   17.90     2,738,701     2,143,292
LVIP SSgA Small-Mid Cap 200 Standard Class                              102,838   12.86     1,322,285     1,087,988
LVIP T. Rowe Price Growth Stock Standard Class                           93,615   17.73     1,659,598     1,394,683
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             162,391   14.43     2,343,306     1,893,697
LVIP Templeton Growth Standard Class                                     44,527   25.50     1,135,562     1,050,149
LVIP Turner Mid-Cap Growth Standard Class                               116,288   11.29     1,312,661     1,071,486
LVIP Wells Fargo Intrinsic Value Standard Class                         366,655   13.36     4,899,612     4,552,955
LVIP Wilshire 2010 Profile Standard Class                                36,350   10.56       383,750       330,192
LVIP Wilshire 2020 Profile Standard Class                                82,718   10.22       845,378       696,979
LVIP Wilshire 2030 Profile Standard Class                               133,504   10.16     1,355,864     1,187,190
LVIP Wilshire 2040 Profile Standard Class                               419,670    9.70     4,072,476     3,419,511
LVIP Wilshire Conservative Profile Standard Class                       590,297   12.03     7,103,636     6,555,165
LVIP Wilshire Moderate Profile Standard Class                         3,587,311   11.93    42,782,267    38,575,933
LVIP Wilshire Moderately Aggressive Profile Standard Class            3,586,059   11.42    40,959,965    39,625,054
M Business Opportunity Value                                            144,252   10.30     1,485,792     1,492,897
M Capital Appreciation                                                   40,565   25.94     1,052,258       876,193
M International Equity                                                  171,821   11.72     2,013,740     2,458,540
M Large Cap Growth                                                      106,886   16.23     1,734,760     1,560,733
MFS VIT Core Equity Initial Class                                        50,866   15.65       796,054       685,438
MFS VIT Growth Initial Class                                            435,911   24.69    10,762,656     8,930,379
MFS VIT Total Return Initial Class                                    1,363,929   18.71    25,519,118    25,322,716
MFS VIT Utilities Initial Class                                         915,875   25.27    23,144,166    20,975,119
NB AMT Mid-Cap Growth I Class                                           608,381   27.42    16,681,808    11,951,059
NB AMT Partners I Class                                                 181,505   11.27     2,045,561     2,165,596
NB AMT Regency I Class                                                  378,702   15.36     5,816,864     4,929,994
PIMCO VIT Commodity Real Return Administrative Class                    420,759    9.01     3,791,037     3,519,391
Putnam VT Global Health Care Class IB                                   153,001   12.24     1,872,735     1,748,053
Putnam VT Growth & Income Class IB                                       70,809   16.23     1,149,234     1,298,613

6.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                        UNITS       UNITS    NET INCREASE
                                                                        ISSUED    REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   101,609    (103,767)      (2,158)
ABVPSF Growth and Income Class A                                        190,125    (244,718)     (54,593)
ABVPSF International Value Class A                                      265,080    (171,865)      93,215
ABVPSF Large Cap Growth Class A                                          39,751     (55,510)     (15,759)
ABVPSF Small/Mid Cap Value Class A                                      238,559    (249,010)     (10,451)
American Century VP Inflation Protection Class I                        546,223    (688,071)    (141,848)
American Funds Global Growth Class 2                                    370,308    (234,411)     135,897
American Funds Global Small Capitalization Class 2                      572,747    (588,592)     (15,845)
American Funds Growth Class 2                                         1,850,394  (2,391,591)    (541,197)
American Funds Growth-Income Class 2                                  1,573,108  (1,510,819)      62,289
American Funds International Class 2                                  1,128,545    (997,769)     130,776
BlackRock Global Allocation V.I. Class I                                836,368    (102,101)     734,267
Delaware VIP Diversified Income Standard Class                          834,939  (1,405,140)    (570,201)
Delaware VIP Emerging Markets Standard Class                            700,125    (559,693)     140,432
Delaware VIP High Yield Standard Class                                  480,353    (561,754)     (81,401)
Delaware VIP Limited-Term Diversified Income Standard Class             273,091     (84,113)     188,978
Delaware VIP REIT Standard Class                                        675,680    (445,682)     229,998
Delaware VIP Small Cap Value Standard Class                             922,500    (712,914)     209,586
Delaware VIP Smid Cap Growth Standard Class                           1,180,653    (126,572)   1,054,081
Delaware VIP Trend Standard Class                                       234,687  (1,457,763)  (1,223,076)
Delaware VIP U.S. Growth Standard Class                                  48,819     (50,598)      (1,779)
Delaware VIP Value Standard Class                                       278,356    (279,466)      (1,110)
DWS VIP Alternative Asset Allocation Plus Class A                        75,557      (7,683)       67,874
DWS VIP Equity 500 Index Class A                                      1,053,063  (1,524,938)    (471,875)
DWS VIP Small Cap Index Class A                                         124,455    (223,087)     (98,632)
Fidelity VIP Asset Manager Initial Class                                 44,841     (38,359)       6,482
Fidelity VIP Contrafund Service Class                                 1,168,159  (1,086,467)      81,692
Fidelity VIP Equity-Income Initial Class                                 94,108    (148,464)     (54,356)
Fidelity VIP Equity-Income Service Class                                 54,033     (69,666)     (15,633)
Fidelity VIP Growth Service Class                                       233,537    (285,217)     (51,680)
Fidelity VIP Growth Opportunities Service Class                          74,771    (149,324)     (74,553)
Fidelity VIP High Income Service Class                                   46,573     (54,470)      (7,897)
Fidelity VIP Investment Grade Bond Initial Class                         70,038     (75,338)      (5,300)
Fidelity VIP Mid Cap Service Class                                      376,955    (222,697)     154,258
Fidelity VIP Overseas Service Class                                     197,778    (169,371)      28,407
FTVIPT Franklin Income Securities Class 1                               305,679    (166,682)     138,997
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                 247,696    (216,410)      31,286
FTVIPT Mutual Shares Securities Class 1                                 346,456    (127,924)     218,532
FTVIPT Templeton Foreign Securities Class 1                              83,387    (114,773)     (31,386)
FTVIPT Templeton Foreign Securities Class 2                             122,689    (151,315)     (28,626)
FTVIPT Templeton Global Asset Allocation Class 1                          1,824     (56,918)     (55,094)
FTVIPT Templeton Global Bond Securities Class 1                         217,124    (383,022)    (165,898)
FTVIPT Templeton Growth Securities Class 1                               96,988     (96,213)         775
FTVIPT Templeton Growth Securities Class 2                               45,721     (65,892)     (20,171)
Invesco V.I. Capital Appreciation Series I                              501,901    (989,993)    (488,092)
Invesco V.I. Core Equity Series I                                       517,657    (786,447)    (268,790)
Invesco V.I. Diversified Income Series I                                 49,205     (43,216)       5,989
Invesco V.I. International Growth Series I                              146,052    (172,844)     (26,792)
Janus Aspen Series Balanced Institutional Class                         340,832    (354,680)     (13,848)
Janus Aspen Series Balanced Service Class                               283,516    (259,149)      24,367
Janus Aspen Series Enterprise Service Class                              73,805     (79,860)      (6,055)
Janus Aspen Series Global Technology Service Class                      172,198    (216,075)     (43,877)
Janus Aspen Series Worldwide Institutional Class                        305,001    (534,879)    (229,878)
Janus Aspen Series Worldwide Service Class                               20,451     (47,534)     (27,083)
LVIP Baron Growth Opportunities Standard Class                           45,432     (46,999)      (1,567)
LVIP Baron Growth Opportunities Service Class                           197,154    (186,341)      10,813
LVIP BlackRock Inflation Protected Bond Standard Class                   76,847      (2,501)      74,346
LVIP Capital Growth Standard Class                                       35,233      (7,852)      27,381

                                                                        UNITS       UNITS    NET INCREASE
                                                                        ISSUED    REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------------
LVIP Cohen & Steers Global Real Estate Standard Class                   254,921    (206,286)     48,635
LVIP Columbia Value Opportunities Standard Class                         52,558     (15,494)     37,064
LVIP Delaware Bond Standard Class                                     1,370,960  (1,170,717)    200,243
LVIP Delaware Diversified Floating Rate Standard Class                   55,444     (11,311)     44,133
LVIP Delaware Foundation Aggressive Allocation Standard Class            48,569     (97,990)    (49,421)
LVIP Delaware Growth and Income Standard Class                           51,849     (34,550)     17,299
LVIP Delaware Social Awareness Standard Class                            61,370     (70,745)     (9,375)
LVIP Delaware Special Opportunities Standard Class                      520,950     (76,027)    444,923
LVIP Global Income Standard Class                                        85,838     (25,132)     60,706
LVIP Janus Capital Appreciation Standard Class                          211,563    (274,271)    (62,708)
LVIP JPMorgan High Yield Standard Class                                  47,707      (7,112)     40,595
LVIP MFS International Growth Standard Class                            135,684     (57,678)     78,006
LVIP MFS Value Standard Class                                           270,984     (55,904)    215,080
LVIP Mid-Cap Value Standard Class                                        70,285     (34,178)     36,107
LVIP Mondrian International Value Standard Class                        313,605    (242,962)     70,643
LVIP Money Market Standard Class                                      9,595,597  (9,314,145)    281,452
LVIP SSgA Bond Index Standard Class                                     194,732     (80,370)    114,362
LVIP SSgA Conservative Structured Allocation Standard Class               4,507         (61)      4,446
LVIP SSgA Developed International 150 Standard Class                     43,871     (13,627)     30,244
LVIP SSgA Emerging Markets 100 Standard Class                           539,074    (208,383)    330,691
LVIP SSgA Global Tactical Allocation Standard Class                     226,068    (180,759)     45,309
LVIP SSgA International Index Standard Class                             79,348     (20,355)     58,993
LVIP SSgA Large Cap 100 Standard Class                                   48,252      (6,337)     41,915
LVIP SSgA Moderate Index Allocation Standard Class                          531          (5)        526
LVIP SSgA Moderate Structured Allocation Standard Class                  10,131        (216)      9,915
LVIP SSgA Moderately Aggressive Index Allocation Standard Class          16,755        (918)     15,837
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class      4,378        (232)      4,146
LVIP SSgA S&P 500 Index Standard Class                                  641,531    (571,915)     69,616
LVIP SSgA Small-Cap Index Standard Class                                115,551    (103,970)     11,581
LVIP SSgA Small-Mid Cap 200 Standard Class                               68,018     (57,274)     10,744
LVIP T. Rowe Price Growth Stock Standard Class                           84,513     (53,058)     31,455
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              88,925     (97,624)     (8,699)
LVIP Templeton Growth Standard Class                                     64,641     (28,164)     36,477
LVIP Turner Mid-Cap Growth Standard Class                                94,049     (54,856)     39,193
LVIP Wells Fargo Intrinsic Value Standard Class                         102,134    (144,750)    (42,616)
LVIP Wilshire 2010 Profile Standard Class                                18,600     (10,567)      8,033
LVIP Wilshire 2020 Profile Standard Class                                25,305     (18,462)      6,843
LVIP Wilshire 2030 Profile Standard Class                                45,632     (21,598)     24,034
LVIP Wilshire 2040 Profile Standard Class                               156,452    (108,383)     48,069
LVIP Wilshire Conservative Profile Standard Class                       230,664    (117,811)    112,853
LVIP Wilshire Moderate Profile Standard Class                           863,507    (590,414)    273,093
LVIP Wilshire Moderately Aggressive Profile Standard Class            1,142,859    (418,386)    724,473
M Business Opportunity Value                                             33,970     (28,860)      5,110
M Capital Appreciation                                                   17,653     (20,207)     (2,554)
M International Equity                                                   42,277     (50,340)     (8,063)
M Large Cap Growth                                                       26,122     (39,512)    (13,390)
MFS VIT Core Equity Initial Class                                         9,135     (15,911)     (6,776)
MFS VIT Growth Initial Class                                            366,953    (490,696)   (123,743)
MFS VIT Total Return Initial Class                                      509,763    (558,415)    (48,652)
MFS VIT Utilities Initial Class                                         684,254    (729,975)    (45,721)
NB AMT Mid-Cap Growth I Class                                           254,678    (386,676)   (131,998)
NB AMT Partners I Class                                                  54,235     (85,863)    (31,628)
NB AMT Regency I Class                                                   48,962    (109,400)    (60,438)
PIMCO VIT Commodity Real Return Administrative Class                    218,859     (64,428)    154,431
Premier VIT OpCap Managed Class I                                         1,221     (38,925)    (37,704)
Putnam VT Global Health Care Class IB                                    89,495    (103,827)    (14,332)
Putnam VT Growth & Income Class IB                                       22,126     (19,945)     2,181

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                        UNITS       UNITS    NET INCREASE
                                                                        ISSUED    REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                              554,824  (1,093,801)   (538,977)
Invesco V.I. Core Equity Series I                                       561,824  (1,022,290)   (460,466)
Invesco V.I. Diversified Income Series I                                 13,400     (16,887)     (3,487)
Invesco V.I. International Growth Series I                              128,804    (230,883)   (102,079)
ABVPSF Global Thematic Growth Class A                                   129,051     (71,154)     57,897
ABVPSF Growth and Income Class A                                        268,331    (273,003)     (4,672)
ABVPSF International Value Class A                                      235,082    (150,417)     84,665
ABVPSF Large Cap Growth Class A                                          54,229     (61,199)     (6,970)
ABVPSF Small/Mid Cap Value Class A                                      205,401    (248,823)    (43,422)
American Century VP Inflation Protection Class I                        915,123    (376,546)    538,577
American Funds Global Growth Class 2                                    456,516    (375,679)     80,837
American Funds Global Small Capitalization Class 2                      908,841    (775,843)    132,998
American Funds Growth Class 2                                         2,218,258  (2,684,385)   (466,127)
American Funds Growth-Income Class 2                                  1,723,335  (1,926,708)   (203,373)
American Funds International Class 2                                  1,160,523  (1,092,917)     67,606
BlackRock Global Allocation V.I. Class I                                210,910      (8,810)    202,100
Delaware VIP Diversified Income Standard Class                        1,757,407    (545,736)  1,211,671
Delaware VIP Emerging Markets Standard Class                            723,365    (533,764)    189,601
Delaware VIP High Yield Standard Class                                  584,499    (376,888)    207,611
Delaware VIP Limited-Term Diversified Income Standard Class             193,266     (94,809)     98,457
Delaware VIP REIT Standard Class                                        359,749    (406,562)    (46,813)
Delaware VIP Small Cap Value Standard Class                             510,164    (791,065)   (280,901)
Delaware VIP Trend Standard Class                                       328,724    (498,053)   (169,329)
Delaware VIP U.S. Growth Standard Class                                  50,764     (24,894)     25,870
Delaware VIP Value Standard Class                                       310,401    (327,304)    (16,903)
DWS VIP Alternative Asset Allocation Plus Class A                        12,089        (242)     11,847
DWS VIP Equity 500 Index Class A                                        946,157  (1,529,819)   (583,662)
DWS VIP Small Cap Index Class A                                         178,879    (203,039)    (24,160)
Fidelity VIP Asset Manager Initial Class                                  5,306     (20,845)    (15,539)
Fidelity VIP Contrafund Service Class                                 1,168,677  (1,142,549)     26,128
Fidelity VIP Equity-Income Initial Class                                 43,502     (77,952)    (34,450)
Fidelity VIP Equity-Income Service Class                                 82,469    (140,182)    (57,713)
Fidelity VIP Growth Service Class                                       170,336    (341,322)   (170,986)
Fidelity VIP Growth Opportunities Service Class                         135,696    (270,041)   (134,345)
Fidelity VIP High Income Service Class                                   47,591     (56,853)     (9,262)
Fidelity VIP Investment Grade Bond Initial Class                         27,600     (47,025)    (19,425)
Fidelity VIP Mid Cap Service Class                                      302,495    (189,997)    112,498
Fidelity VIP Overseas Service Class                                     111,381     (92,963)     18,418
FTVIPT Franklin Income Securities Class 1                               306,802    (160,041)    146,761
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                 209,188    (209,894)      (706)
FTVIPT Mutual Shares Securities Class 1                                 246,334     (83,502)    162,832
FTVIPT Templeton Foreign Securities Class 1                              27,352     (66,463)    (39,111)
FTVIPT Templeton Foreign Securities Class 2                             131,427    (256,530)   (125,103)
FTVIPT Templeton Global Asset Allocation Class 1                         14,248      (9,878)      4,370
FTVIPT Templeton Global Bond Securities Class 1                         624,501    (251,425)    373,076
FTVIPT Templeton Growth Securities Class 1                               89,294    (172,457)    (83,163)
FTVIPT Templeton Growth Securities Class 2                               38,283     (99,741)    (61,458)
Janus Aspen Series Balanced Institutional Class                         303,834    (392,270)    (88,436)
Janus Aspen Series Balanced Service Class                               161,779     (69,440)     92,339
Janus Aspen Series Enterprise Service Class                              96,192    (224,058)   (127,866)
Janus Aspen Series Global Technology Service Class                      103,201    (118,425)    (15,224)
Janus Aspen Series Worldwide Institutional Class                        317,329    (551,896)   (234,567)
Janus Aspen Series Worldwide Service Class                               33,316     (47,234)    (13,918)
LVIP Baron Growth Opportunities Standard Class                           42,049     (17,445)     24,604
LVIP Baron Growth Opportunities Service Class                           200,799    (193,075)      7,724
LVIP Capital Growth Standard Class                                       30,391      (7,856)     22,535
LVIP Cohen & Steers Global Real Estate Standard Class                   366,705    (194,502)    172,203
LVIP Columbia Value Opportunities Standard Class                         21,491     (12,413)      9,078

                                                                        UNITS       UNITS    NET INCREASE
                                                                        ISSUED    REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------------
LVIP Delaware Bond Standard Class                                     1,687,637  (1,238,479)      449,158
LVIP Delaware Foundation Aggressive Allocation Standard Class           149,427    (121,251)       28,176
LVIP Delaware Growth and Income Standard Class                           63,263     (75,298)      (12,035)
LVIP Delaware Social Awareness Standard Class                            75,533     (99,556)      (24,023)
LVIP Delaware Special Opportunities Standard Class                       32,201     (33,957)       (1,756)
LVIP Global Income Standard Class                                        27,494      (2,493)       25,001
LVIP Janus Capital Appreciation Standard Class                          229,654    (346,756)     (117,102)
LVIP MFS International Growth Standard Class                            111,295     (61,610)       49,685
LVIP MFS Value Standard Class                                           203,545     (91,712)      111,833
LVIP Mid-Cap Value Standard Class                                        47,273     (31,268)       16,005
LVIP Mondrian International Value Standard Class                        332,963    (458,292)     (125,329)
LVIP Money Market Standard Class                                      6,284,851  (7,310,936)   (1,026,085)
LVIP SSgA Bond Index Standard Class                                     160,213     (47,099)      113,114
LVIP SSgA Developed International 150 Standard Class                     43,967      (3,960)       40,007
LVIP SSgA Emerging Markets 100 Standard Class                           408,178     (80,059)      328,119
LVIP SSgA International Index Standard Class                             53,030      (8,645)       44,385
LVIP SSgA Large Cap 100 Standard Class                                   41,776      (2,339)       39,437
LVIP SSgA S&P 500 Index Standard Class                                  594,873    (630,430)      (35,557)
LVIP SSgA Small-Cap Index Standard Class                                135,473     (54,398)       81,075
LVIP SSgA Small-Mid Cap 200 Standard Class                              114,798     (37,367)       77,431
LVIP T. Rowe Price Growth Stock Standard Class                           77,873     (37,912)       39,961
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              97,875     (61,218)       36,657
LVIP Templeton Growth Standard Class                                     58,766     (26,135)       32,631
LVIP Turner Mid-Cap Growth Standard Class                                62,669     (24,466)       38,203
LVIP Wells Fargo Intrinsic Value Standard Class                         216,925    (314,626)      (97,701)
LVIP Wilshire 2010 Profile Standard Class                                26,621      (1,954)       24,667
LVIP Wilshire 2020 Profile Standard Class                                48,053      (9,575)       38,478
LVIP Wilshire 2030 Profile Standard Class                                41,801     (15,844)       25,957
LVIP Wilshire 2040 Profile Standard Class                               295,959     (71,945)      224,014
LVIP SSgA Global Tactical Allocation Standard Class                     300,975    (119,599)      181,376
LVIP Wilshire Conservative Profile Standard Class                       280,074    (104,845)      175,229
LVIP Wilshire Moderate Profile Standard Class                         1,789,850    (419,539)    1,370,311
LVIP Wilshire Moderately Aggressive Profile Standard Class            1,036,087    (471,129)      564,958
M International Equity                                                   52,238     (48,801)        3,437
M Business Opportunity Value                                             44,580     (52,924)       (8,344)
M Capital Appreciation                                                   18,467     (19,119)         (652)
M Large Cap Growth                                                       41,749     (64,867)      (23,118)
MFS VIT Core Equity Initial Class                                        15,079     (12,546)        2,533
MFS VIT Growth Initial Class                                            337,842    (450,334)     (112,492)
MFS VIT Total Return Initial Class                                      485,599    (543,663)      (58,064)
MFS VIT Utilities Initial Class                                         632,071    (516,557)      115,514
NB AMT Mid-Cap Growth I Class                                           227,932    (400,792)     (172,860)
NB AMT Partners I Class                                                  70,401     (90,808)      (20,407)
NB AMT Regency I Class                                                  105,296    (178,665)      (73,369)
PIMCO VIT Commodity Real Return Administrative Class                    103,632      (7,821)       95,811
Premier VIT OpCap Managed Class I                                         6,244     (12,637)       (6,393)
Putnam VT Global Health Care Class IB                                    72,181    (112,274)      (40,093)
Putnam VT Growth & Income Class IB                                       30,800    (128,275)      (97,475)

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2011

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(2)


(2) N/A

(3) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and Amendment dated.(7)

(4) (a) Policy Form LN691,(13) LR521,(13) LN694(15)

     (b)

     Accounting Value Rider - Policy Form LR500.(8)

     (c) Change of Insured Rider - Policy Form LR496.(8)

     (d) Estate Tax Repeal Rider - Policy Form LR511.(9)

     (e) Supplemental Term Insurance Rider - Policy Form LR531, (13) LR533.(15)

     (f) No-Lapse Enhancement Rider - Policy Form LR691, (13) LR694.(15)

     (g) Overloan Protection Rider - Policy Form LR540. (11)

(5) (a) Application - LFF06399(3)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(1)

     (b) Bylaws of The Lincoln National Life Insurance Company.(14)

(7) Form of Reinsurance Contracts.(10)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(4)

     (b) American Funds Insurance Series(16)

     (c) American Century Investments Variable Portfolios, Inc.(16)

     (d) BlackRock Variable Series Fund, Inc.(16)

     (e) Delaware VIP Trust(4)

     (f) DWS Investments VIT Funds(4)

     (g) DWS Variable Series II(4)

     (h) Fidelity Variable Insurance Products(4)

     (i) Franklin Templeton Variable Insurance Products Trust(16)

     (j) Janus Aspen Series(4)

     (k) Lincoln Variable Insurance Products Trust(16)

     (l) MFS Variable Insurance Trust(10)

     (m) Neuberger Berman Advisers Management Trust(10)

     (n) PIMCO Variable Insurance Trust (16)

(9) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York. (6)

(10) Not applicable.

(11) Opinion and Consent of John L Reizian.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(16)

__________________________

     (1) Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.

     (2) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.

     (3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

     (4) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File 333-146507) filed on April 1, 2010.

   (5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

     (6) Incorporated by reference Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

   (7) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

     (8) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.

   (9) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-54338) filed on September 14, 2001.

     (10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2009.

     (11) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

   (12) Incorporated by reference to Post-Effective Amendment No. 11 on Form N-4 (File No. 333-145531) filed on August 26, 2010.

     (13) Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6 (File No. 333-111137) filed on April 21, 2004.

     (14) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

     (15) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-111137) filed on April 8, 2005.

     (16) Incorporated by reference to Post-Effective Amendment on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Frederick J. Crawford**       Executive Vice President and Director
Mark E. Konen***              Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Rise C. M. Taylor*            Vice President and Treasurer
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam II***         Senior Vice President, Chief Investment Officer
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornellio***       Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

** Principal business address is 150 North Radnor Chester Road, Radnor, PA
19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (12)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National
   Variable
     Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible
     Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life
     Account G; Lincoln Life Flexible Premium Variable Life Account JF-A;
     Lincoln
     Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity
     Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable
     Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account
     K;
     Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life
     Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and
     Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Patricia Insley*           Vice President and Director
Keith J. Ryan***           Vice President, Chief Financial Officer
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Anant Bhalla*              Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director

   * Principal Business address is 130 North Radnor Chester Road, Philadelphia, PA 19102

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has caused this Post-Effective Amendment No. 11 to the Registration Statement (File No.:
333-111137; 811-08557; CIK No. 0001048607) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 19th day of April, 2011. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                           By    /s/ Joshua R. Durand
                             -------------------------------
                             Joshua R. Durand
                             Assistant Vice President
                             The Lincoln National Life Insurance Company




                           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (DEPOSITOR)



                           By    /s/ Joshua R. Durand
                             -------------------------------
                             Joshua R. Durand
                             Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement (File No.:
333-111137; 811-08557; CIK No. 0001048607) on Form N-6 has been signed below on April 19, 2011, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                            TITLE
---------                                            -----
/s/ Dennis R. Glass *                                President and Director
-----------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                            Executive Vice President; Chief Administrative Officer
-----------------------------------                  and Director
Charles C. Cornelio


/s/ Frederick J. Crawford *                          Executive Vice President and Director
-----------------------------------
Frederick J. Crawford


/s/ C Phillip Elam II *                              Senior Vice President, Chief Investment Officer
-----------------------------------
C. Phillip Elam II


/s/ Randal J. Freitag *                              Executive Vice President; Chief Financial Officer and Director
-----------------------------------
Randal J. Freitag


/s/ Mark E. Konen *                                  Senior Vice President and Director
-----------------------------------
Mark E. Konen


/s/ Keith J. Ryan *                                  Vice President and Director
-----------------------------------
Keith J. Ryan



* By      /s/ John L. Reizian
    -----------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417; 811-04592 Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: 033-22740; 811-05585 Lincoln Life Flexible Premium Variable Life Account J: 033-76434; 811-08410 Lincoln Life Flexible Premium Variable Life Account K: 033-76432; 811-08412 Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507; 333-163139;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239;
811-08579
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438;
333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618; 811-01434 Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219; 333-170695; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434; 333-170529;
333-170897; 333-172328; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-05869
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: 333-141888; 811-02188
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277; 811-09779 Lincoln Life Variable Annuity Account JF-II: 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                      TITLE
---------                                                      -----
/s/ Dennis R. Glass *                                          President and Director
----------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                      Executive Vice President; Chief Administrative Officer
----------------------------------                             and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                    Executive Vice President and Director
----------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                       Senior Vice President, Chief Investment Officer
----------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                        Senior Vice President; Chief Financial Officer and Director
----------------------------------
Randal J. Freitag

/s/ Mark E. Konen *                                            Senior Vice President and Director
----------------------------------
Mark E. Konen

/s/ Keith J. Ryan *                                            Vice President and Director
----------------------------------
Keith J. Ryan

We, Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
----------------------------------
Delson R. Campbell

/s/ Brian A. Kroll
----------------------------------
Brian A. Kroll

/s/ John L. Reizian
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John L. Reizian

/s/ Lawrence A. Samplatsky
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Lawrence A. Samplatsky

/s/ John D. Weber
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John D. Weber
Version dated: February 2011